                             10,000,000 Securities


                AMDOCS AUTOMATIC COMMON EXCHANGE SECURITY TRUST


         $1.51 Trust Automatic Common Exchange Securities (TRACES(TM))

          (Subject to exchange into Ordinary Shares of Amdocs Limited)
                             ---------------------


     The $1.51 Trust Automatic Common Exchange Securities are a new series of securities issued by the Amdocs Automatic Common Exchange Security Trust. The Trust will pay quarterly distributions of $0.3786 on each Security. On June 11, 2002, the Trust will exchange each Security for either:



     -  Between 0.8403 and one Ordinary Share of Amdocs Limited, or


     -  Cash equal to the value of those shares.


     The number of shares or amount of cash that will be delivered in exchange for each Security will be based on the price of the Ordinary Shares during the twenty business days before June 11, 2002.



     Under the circumstances described in this prospectus, the shares or cash may be delivered between June 11, 2002 and September 11, 2002 instead of on June 11, 2002.



     This is the first issuance of Securities by the Trust. As a result, there is currently no public market for the Securities. The Securities have been approved for listing on the New York Stock Exchange under the symbol "AAE".



     The Ordinary Shares are currently traded on the New York Stock Exchange under the symbol "DOX". The last reported sale price of the Ordinary Shares on the New York Stock Exchange on June 7, 1999, was $22.4375 per share. The Company is not affiliated with the Trust.


     The Trust is a newly organized, finite term closed-end investment company. Shares of this type of fund frequently trade at a discount from net asset value. This risk is separate from the risk that the Trust's net asset value will fall. The Trust cannot predict whether the Securities will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of this offering.

     This prospectus sets forth information about the Trust that you should know before investing. You are advised to read this prospectus and to retain it for future reference. Additional information about the Trust has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. See "Further Information".

     Consider carefully the "risk factors" beginning on page 26 of this prospectus.
                             ---------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------


                                                              Per Security                    Total
                                                              ------------                    -----
Initial Public Offering Price........................           $22.4375                   $224,375,000
Sales Load...........................................        Not applicable               Not applicable
Proceeds to the Trust................................           $22.4375                   $224,375,000


     The Underwriters may, under certain circumstances, purchase up to an additional 1,500,000 Securities from the Trust at the Initial Public Offering Price.
                             ---------------------


     The Underwriters expect to deliver the Securities against payment in New York, New York on June 11, 1999.

GOLDMAN, SACHS & CO.
                           DEUTSCHE BANC ALEX. BROWN
                                                                 LEHMAN BROTHERS
                             ---------------------

                         Prospectus dated June 7, 1999.

                               PROSPECTUS SUMMARY

     This summary is not a complete description of the Trust or the Securities. It does not contain all the information that may be important to you. To understand this offering fully, you must read this entire prospectus carefully, including the Risk Factors beginning on page 26.

     This prospectus includes a Glossary, beginning on page 36. You should refer to the Glossary if you wish to understand the terms used in this prospectus in detail.

THE TRUST

     The Trust is a newly organized trust that exists only to offer the Securities. The Trust's only activities will be to issue the Securities and to invest in the U.S. Treasury securities and stock purchase contract described in this prospectus.

THE TRUST'S INVESTMENT OBJECTIVE


     The Trust's investment objective is to give the holder of each Security a quarterly cash distribution of $0.3786 and, on June 11, 2002 (the "Exchange Date"), between 0.8403 and 1 Ordinary Share (or cash equal to the value of those shares). The number of shares, or amount of cash, that a holder will receive in exchange for a single Security will vary, depending on the average market price of the Ordinary Shares over the twenty business days before the Exchange Date.



     - If the average market price is less than $26.7006 but equal to or greater than $22.4375, the holder of each Security will receive the number of Ordinary Shares that has a value equal to $22.4375.



     - If the average market price is equal to or greater than $26.7006, the holder of each Security will receive 0.8403 Ordinary Shares.



     - If the average market price is less than $22.4375, the holder of each Security will receive one Ordinary Share.


This formula will be adjusted if the Company takes certain steps that combine, split or dilute the value of the Ordinary Shares. If this formula would require the Trust to deliver a fraction of an Ordinary Share to any holder, the Trust will instead deliver cash equal to the value of that fraction of a share.


     Because of this formula, the holders of the Securities will receive part of any increase in the value of the Ordinary Shares above $26.7006. However, the holders of the Securities will not receive any increase in the value of the Ordinary Shares unless that value rises higher than $26.7006. The holders will bear the entire amount of any decrease in the value of the Ordinary Shares.


     For more detail, please see "Investment Objective and Policies".

THE TRUST'S INVESTMENT POLICIES

     To achieve its investment objective, the Trust will invest all the proceeds of the Securities in:


     - "Stripped" U.S. Treasury securities that will mature during each quarter through June 11, 2002. The Trust will use the payments it receives as these U.S. Treasury securities mature to pay the quarterly distributions on the Securities.


     - A stock purchase contract (the "Contract") with a shareholder of the Company (the "Seller"). The Seller will be required to deliver Ordinary Shares to the Trust on the Exchange Date. Alternatively, the Seller may choose to deliver the equivalent amount of cash. If the Seller performs its obligations, the Contract will provide the Trust with the Ordinary Shares or cash that the Trust must deliver to the holders of the Securities on the Exchange Date.

     The Seller has the right to extend the Exchange Date under the Contract to September 11, 2002. If the Seller extends the Exchange Date under the Contract, the Seller will not be required to deliver the Ordinary Shares or cash under the Contract until September 11, 2002. However, the Seller can then accelerate the delivery of shares or cash to any date between June 11, 2002 and September 11, 2002. If the Seller extends or accelerates the Exchange Date under the Contract, the holders of the Securities will not receive the shares or cash in exchange for the Securities until the extended or accelerated Exchange Date, and the number of shares or amount of cash would be calculated as of the extended or accelerated Exchange Date. However, the holders of the Securities would receive an additional, partial cash distribution on the Securities for the period of the delay.


     In some circumstances, the holders of the Securities may receive cash or other common equity securities instead of or in addition to the Ordinary Shares. For more detail, please see "-- The Securities -- Modifications to Delivery Requirements".

     The Seller will pledge collateral to the Trust to secure the Seller's obligations under the Contract. The collateral will initially be the Ordinary Shares that the Seller must deliver under the Contract. However, if the Seller complies with its obligations under the Contract and its pledge, the Seller may pledge U.S. Treasury securities instead of the Ordinary Shares.

     The Trust will not change its investments, even if the value of the Contract or the Ordinary Shares falls significantly or the financial condition of the Company suffers. Furthermore, because the Trust is a grantor trust for purposes of the U.S. federal tax laws, the trustees of the Trust will not have the power to change the Trust's investments.

     For more detail, please see "Investment Objective and Policies".

THE OFFERING


     The Trust is offering 10,000,000 Securities to the public at a purchase price of $22.4375 per Security. This price is equal to the last reported sale price of the Ordinary Shares on the New York Stock Exchange on the date of this prospectus. The Securities are being offered through Goldman, Sachs & Co. ("Goldman Sachs"), BT Alex. Brown Incorporated and Lehman Brothers Inc. (the "Underwriters").


     In addition, the Trust has granted the Underwriters an option to purchase up to 1,500,000 additional Securities. These Securities may be used only to cover over-allotments. For more detail, please see "Underwriting".

THE SECURITIES

     The Trust will pass through to the holders of the Securities all payments that it receives on the U.S. Treasury securities that it purchases with the proceeds of the Securities. Similarly, the Trust will deliver to the holders of the Securities all Ordinary Shares, cash or other securities, that it receives from the Seller under the Contract.


     DISTRIBUTIONS. The holder of each Security will receive a distribution of $0.3786 each quarter. The Trust will pay these distributions on each March 11, June 11, September 11 and December 11. However, if the Trust would be required to make a distribution on a Saturday, Sunday or legal holiday, the Trust will pay that distribution on the next business day instead. The Trust will make each payment to the holder of the Security whose name appears in the Trust's books on the business day before the applicable payment date. The first distribution will be payable on September 11, 1999 to holders of record on the previous business day.


     The only source of cash for the quarterly distributions on the Securities will be the cash received from the U.S. Treasury securities purchased by the Trust with the proceeds of the Securities. Part of each year's distributions on the Securities will be treated as a return of capital under the

U.S. federal income tax laws. For more detail, please see "Description of Securities -- Distributions -- Tax Treatment of Distributions" and "Certain Federal Income Tax Considerations".


     EXCHANGE FOR ORDINARY SHARES. On the Exchange Date, each Security will be exchanged automatically for between 0.8403 Ordinary Shares and one Ordinary Share, as determined by the formula described under "-- The Trust's Investment Objective". However, if the Seller delivers cash instead of Ordinary Shares under the Contract, the holders of the Securities will receive cash instead of the Ordinary Shares. The amount of cash will be based on the average market price of the Ordinary Shares during the twenty business days before the cash is delivered. The number of Ordinary Shares or amount of cash that will be delivered in exchange for the Securities will be adjusted if the Company takes certain actions that have the effect of combining, splitting or diluting the value of the Ordinary Shares.



     MODIFICATIONS TO DELIVERY REQUIREMENTS. In some circumstances, the holders of the Securities may receive cash, other common equity securities or other property instead of or in addition to the Ordinary Shares, or the holders of the Securities may receive the Ordinary Shares, cash or other securities on a date other than June 11, 2002:


     - The Exchange Date for the shares and cash may be extended and then accelerated by the Seller under the Contract as described above. In this case, the holders of the Securities would not receive the shares and cash until the extended or accelerated date, but the holders would receive an additional, partial cash distribution on the Securities for the period of delay. For further detail, please see "Investment Objective and Policies -- The Contract -- Extension and Acceleration of the Exchange Date at the Option of the Seller".

     - The Seller may elect to deliver cash instead of Ordinary Shares under the Contract, including in connection with a "rollover offering" -- that is, an offering of securities that refinances the Securities. If the Seller completes a rollover offering, the Seller will deliver the cash under the Contract by the fifth business day after completing that offering. In this case, the holders of the Securities would not receive the cash payable on exchange of the Securities until the Seller pays it to the Trust. For further detail, please see "Investment Objective and Policies -- The Contract -- Cash Settlement; Rollover Offerings".

     - If the Company merges or amalgamates with another entity, the Company is liquidated, or certain similar events occur, including a transfer in which substantially all of the Company's shareholders exchange their Ordinary Shares for cash or other consideration, holders of Securities may receive other common equity securities, cash or other property equal to the value of the other consideration received by the Company's shareholders in that transaction, rather than Ordinary Shares. If at least 30% of the consideration received by the Company's shareholders in the transaction consists of cash or cash equivalents, then the Seller will be required to deliver any consideration other than common equity securities to the Trust within five business days after the Seller receives that consideration. On the Exchange Date, the Seller would be required to deliver the common equity securities included in the transaction consideration. In this case, the holders of the Securities will receive cash or other property representing part of the transaction consideration on a date before the scheduled Exchange Date, and common equity securities representing the rest of the transaction consideration on the Exchange Date.

       Instead of delivering any non-cash consideration at the time of the transaction, the Seller may choose to deliver cash equal to the value of those assets. Similarly, instead of delivering the common equity securities on the Exchange Date, the Seller may choose to deliver cash equal to the value of those securities.

       For further detail, please see "Investment Objective and Policies -- The Contract -- Reorganization Events".

     - If the Company declares a dividend consisting of the shares of common stock of another issuer, the Seller will be required to deliver the shares received in the dividend, together with the Ordinary Shares. In this case, the holders of Securities will receive both Ordinary Shares and shares of the other issuer, or cash equal to the value of those shares. For further detail, please see "Investment Objective and Policies -- The Contract -- Spin-Off Distributions".

     - If the Seller defaults under the Contract or its collateral arrangements, the Contract would be accelerated. In this case, the holder of each Security would then receive an early distribution of the Ordinary Shares, cash or other common equity securities, instead of receiving the Ordinary Shares, cash or other securities that would otherwise be delivered on the Exchange Date. For further detail, please see "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration Upon Default By the Seller".

For more detail, please see "Investment Objective and Policies".

     VOTING RIGHTS. Holders will have the right to vote on changes to the terms of the Securities, on the replacement of the trustees of the Trust and on other matters affecting the Trust, as described below under the caption "Description of Securities". However, holders of the Securities will not have any voting rights with respect to the Ordinary Shares until they actually receive Ordinary Shares in exchange for the Securities. For more detail, please see "Description of Securities -- Voting".


     LISTING. The Securities have been approved for listing on the New York Stock Exchange (the "NYSE") under the symbol "AAE".


THE COMPANY

     The Company is a leading provider of product-driven information system solutions to major telecommunications companies in North America, Europe and around the world. Its Business Support Systems consist of families of products designed to meet the mission-critical needs of specific market sectors. It provides integrated, comprehensive customer care and billing systems for wireline and wireless network operators and service providers. The Company also provides customer care and billing systems to companies that offer multiple service packages, commonly referred to as convergent services, such as local, long distance, international, data, Internet, Voice Over Internet Protocol, cellular, personal communications services and paging. In addition, the Company provides a full-range of directory sales and publishing systems to publishers of both traditional printed yellow page and white page directories and Internet directories.

     The Company has prepared a prospectus that describes the Company and the Ordinary Shares (the "Company Prospectus"). The Company Prospectus is attached as Annex A to this prospectus. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Trust will be treated as a grantor trust under the U.S. federal income tax laws. This means that under these laws, each holder will be treated as if it owned directly its proportionate share of the assets held by the Trust. Similarly, income and original issue discount received by the Trust will generally be treated as income of the holders.

     Under the U.S. federal income tax laws, the U.S. Treasury securities held by the Trust will be treated as having "original issue discount" that the holders will be required to include in income as the original issue discount accrues over the term of the U.S. Treasury securities. However, when the Trust actually receives cash on these U.S. Treasury securities, these cash payments will not be included in the holders' income. Instead, these payments will reduce the holders' aggregate tax basis in the Securities. A holder will have taxable gain or loss if the Trust receives cash instead of Ordinary Shares.

     Holders should be aware that the Trust's assets could be characterized differently under the federal income tax laws. Other characterizations could require holders to include more interest in income than they would under the analysis outlined above. For more detail, please see "Certain Federal Income Tax Considerations".

     The tax considerations relating to an investment in the Ordinary Shares are described in the Company Prospectus, which is attached as Annex A to this prospectus, under the heading "Taxation of Holders of Ordinary Shares".

RISK FACTORS

     An investment in the Securities involves risk. Some of the risks of an investment in the Securities are described under "Risk Factors", beginning on page 26. These risks include the following:

     - The Trust will not dispose of the Contract even if the price of the Ordinary Shares falls significantly or the financial condition of the Company suffers. The holders will bear the entire amount of any decrease in the value of the Ordinary Shares.

     - Similarly, the Trust will not dispose of the U.S. Treasury securities before they mature or the Trust terminates, whichever comes first, even if their value falls significantly.


     - If the price of the Ordinary Shares rises, a holder of a Security will not receive all of this increase in value. Holders will not receive any of this increase if the average market price of the Ordinary Shares at the Exchange Date is below $26.7006. Holders will receive only 84.03% of any increase in the value of the Ordinary Shares over $26.7006. On the other hand, holders of Securities will bear all of any decrease in the value of the Ordinary Shares.


     - The Company has never paid a dividend on the Ordinary Shares. Accordingly, the distributions on the Securities will be higher than the annual dividends paid on the Ordinary Shares in the past year. However, the distributions on the Securities will remain fixed. As a result, if the Company were to begin paying dividends on the Ordinary Shares, the distributions on the Securities may then be lower than the dividends paid on the Ordinary Shares.

     - The number of Ordinary Shares or amount of cash that holders may receive on the Exchange Date will be adjusted if the Company takes certain actions, described in this prospectus, that have the effect of combining, splitting or diluting the value of the Ordinary Shares. The number of shares to be received by holders may not be adjusted for other events that may adversely affect the price of the Ordinary Shares, such as offerings of Ordinary Shares for cash or in connection with acquisitions.

     - The only assets held by the Trust will be the U.S. Treasury securities and the Contract. An investment in the Trust will be riskier than an investment in an investment company with diversified investments.

     - The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Ordinary Shares in the secondary market. The trading prices of the Ordinary Shares will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions. The trading prices of the Securities will also be affected by fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

     - The Ordinary Shares are issued by Amdocs Limited, which is a corporation formed under the laws of the Island of Guernsey. As a result, the rights of holders of the Ordinary Shares differ from those of holders of most shares issued by U.S. corporations in ways that may be material. In addition, holders of the Ordinary Shares are subject to tax considerations that differ from those applicable to shares issued by most U.S. corporations. Please refer to the Company Prospectus, which is attached as Annex A to this prospectus, for further information about the terms and conditions of the Ordinary shares and the risks and considerations relating to holding the Ordinary Shares.

     - There can be no assurance that a secondary market will develop for the Securities. If a secondary market does develop, there can be no assurance that it will provide the holders with liquidity for their investment or that it will continue for the life of the Securities.

     - Holders of the Securities will not be entitled to any rights with respect to the Ordinary Shares unless they actually receive Ordinary Shares in exchange for the Securities. For example, holders of Securities will not be entitled to vote the Ordinary Shares or receive dividends.

FEES AND EXPENSES


     UNDERWRITERS' COMPENSATION. The Seller will compensate the Underwriters for the offering of the Securities because a significant portion of the proceeds of the sale of the Securities will be used by the Trust to purchase the Contract from the Seller. The Underwriting Agreement requires the Seller to pay the Underwriters $0.67 for each Security sold in the offering.



     ORGANIZATIONAL AND OFFERING COSTS. The Trust's organizational costs will be approximately $10,000. The Trust's costs in connection with the offering of the Securities will be approximately $388,390. Goldman Sachs and the Seller will pay these organizational and offering costs.



     COSTS OF OTHER SERVICE PROVIDERS. At the closing of the offering of the Securities, Goldman Sachs will make a one-time, up-front payment of $266,000 to the Trust's administrator, custodian, paying agent and trustees as compensation for their services to the Trust. Goldman Sachs will also pay the Trust's administrator $116,000 to cover the Trust's anticipated expenses. Goldman Sachs will pay any ongoing expenses of the Trust above these estimated amounts and the Seller will reimburse the Trust for any amounts it may pay as indemnification to the Trust's administrator, custodian, paying agent or any trustee. If Goldman Sachs or the Seller does not pay these expenses and obligations, the Trust will have to pay them, and this will reduce the amount available to distribute to holders.


     DISCLOSURE REQUIRED BY THE SECURITIES AND EXCHANGE COMMISSION. The Securities and Exchange Commission (the "SEC") requires the Trust to present its expenses in the following format. The SEC has stated that it intends this requirement to assist investors in understanding the various costs and expenses that an investor in the Securities will bear directly or indirectly.

     Because the Trust will not bear any fees or expenses, investors will not bear any expenses directly.


INVESTOR TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of the Initial Public
  Offering Price)...........................................   3.0%(a)
Dividend Reinvestment and Cash Purchase Plan Fees...........    N/A
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Management Fees(b)..........................................     0%
Other Expenses(c)...........................................     0%
                                                              -----
     Total Annual Expenses(c)...............................     0%
                                                              =====


---------------

(a) See "Underwriting".

(b) See "The Trust". The Trust will be internally managed; consequently, there will be no separate investment advisory fee paid by the Trust. The Chase Manhattan Bank will act as the administrator of the Trust.

(c) The organizational costs of the Trust in the amount of $10,000 and compensation payable to the Trust's administrator, custodian, paying agent and trustees in the amount of $266,000 will be paid by Goldman Sachs. Approximately $388,390 in costs in connection with the offering of the Securities will be paid by Goldman Sachs and the Seller. Anticipated ongoing expenses of the Trust over the term of the Trust, estimated to be approximately $116,000, as well as any unanticipated operating expenses of the Trust, will also be paid by Goldman Sachs. See "The Trust -- Expenses of the Trust". Absent these arrangements, the Trust's "Other Expenses" and "Total Annual Expenses" would be approximately 0.05% of the Trust's net assets.


     The SEC also requires that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example must factor in the applicable Sales Load and must assume that investors will receive a 5% annual return and will reinvest all distributions at net asset value. PLEASE NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE TRUST'S TERMS. SEE "INVESTMENT OBJECTIVE AND POLICIES". ALSO, THE TRUST DOES NOT PERMIT HOLDERS TO REINVEST THE DISTRIBUTIONS ON THE SECURITIES.


EXAMPLE                                                         1 YEAR    3 YEARS
-------                                                         ------    -------
You would bear the following expenses on a $1,000
  investment, including the applicable Sales Load of $30 and assuming (1) no annual expenses and (2) a 5% annual return
  throughout the period.....................................     $30        $30

                                   THE TRUST

CREATION AND FORM OF THE TRUST


     The Trust is a newly organized New York trust. It is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). The Trust was formed on March 2, 1998 under a trust agreement, which was amended and restated as of June 7, 1999 to reflect the terms of this offering (the "Trust Agreement"). The Trust's address is 85 Broad Street, New York, New York 10004 (telephone no.
(212) 902-1000).


THE TRUSTEES

     The Trust will be internally managed by three trustees (the "Trustees"). One of the Trustees will be designated as the Trust's "Managing Trustee". The Trustees will be responsible for the Trust's general management and operations. However, the Trustees will not have the power to vary the investments held by the Trust. See "Investment Objective and Policies". Goldman Sachs will pay each Trustee, on behalf of the Trust, a one-time, up-front fee to cover the Trustee's annual fee and anticipated out-of-pocket expenses. The Managing Trustee will also receive an additional up-front fee for serving in that capacity.

     Goldman Sachs, as the Trust's sponsor and the initial holder of the Trust's Securities, has elected three individuals to serve as the Trustees. Their names, ages, addresses and titles, their principal occupations during the past five years and their compensation are as follows:

                                                         PRINCIPAL OCCUPATION
                                                                DURING
NAME, AGE AND ADDRESS                     TITLE            PAST FIVE YEARS       COMPENSATION
---------------------                     -----          --------------------    ------------
Donald J. Puglisi, 53..............  Managing Trustee   Professor of Finance       $14,400
  Department of Finance                                 University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham III, 54..........  Trustee            Professor of Economics     $10,800
  Department of Economics                               University of Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 59...............  Trustee            Professor of Economics     $10,800
  Center for Economic                                   University of Delaware
  Education & Entrepreneurship
  University of Delaware
  Newark, DE 19716

     None of the Trustees is an "interested person" of the Trust as defined in the Investment Company Act. Furthermore, none of the Trustees is a director, officer or employee of any Underwriter or of the Trust's administrator, or of any affiliate of any Underwriter or the Trust's administrator. Each of the Trustees serves as a trustee of other similar trusts, but none of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

OTHER SERVICE PROVIDERS


     ADMINISTRATOR. The Trust's day-to-day affairs will be managed by The Chase Manhattan Bank as Administrator under an Administration Agreement, dated as of June 7, 1999 (the "Administration Agreement"). Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including the duties to:


     -  receive and pay invoices for expenses incurred by the Trust;

     - with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust);

     - instruct the Trust's paying agent to pay the distributions on the Securities;

     - prepare, mail, file and publish all notices, proxies, reports, tax returns and other documents for the Trust, or direct the Trust's paying agent to do so, and keep the Trust's books and records;

     - select and engage an independent investment banking firm (after consultation with the Seller), when the Trust is required to do so under the Contract;

     - at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the Trust's rights and remedies, but the Administrator is required to do so only if it receives any indemnity that it requests; and

     - make all necessary arrangements for meetings of the Trustees and any meetings of holders.

     The Administrator will not select the independent public accountants for the Trust. The Administrator also will not sell any of the Trust's assets, or permit any other agent of the Trust to do so, except when the Contract requires the Trust to make a delivery, when the Trust is required to sell fractional shares, when the collateral agreement securing the Contract requires the Trust to sell collateral posted by the Seller, and when the Trust terminates.


     CUSTODIAN. The Trust's assets will be held by The Chase Manhattan Bank as the Trust's custodian (the "Custodian") under a Custodian Agreement, dated as of June 7, 1999 (the "Custodian Agreement").


     COLLATERAL AGENT. The Custodian will also act as collateral agent (the "Collateral Agent") under the collateral agreement among the Collateral Agent, the Trust and the Seller (the "Collateral Agreement"). The Collateral Agent will hold a perfected security interest in the Ordinary Shares and U.S. Government obligations or other assets pledged by the Seller under the Collateral Agreement. If the Seller defaults under the Contract or the Collateral Agreement, it will be the Collateral Agent that sells the collateral posted by the Seller and pays the proceeds of that sale to the Custodian for distribution to the holders of the Securities.


     PAYING AGENT. ChaseMellon Shareholder Services, L.L.C. will serve as the transfer agent, registrar and paying agent (the "Paying Agent") for the Securities under a Paying Agent Agreement, dated as of June 7, 1999 (the "Paying Agent Agreement").


     OTHER INFORMATION CONCERNING THE TRUST'S AGENTS. The Administrator, the Custodian, the Collateral Agent and the Paying Agent each have the right to resign at any time on 60 days' notice to the Trust. The Trustees have the right to remove any of these agents of the Trust at any time on 60 days' notice or immediately if the agent defaults under the applicable agreement or the Investment Company Act, suffers a bankruptcy, merges without the Trust's consent or under several other circumstances. In order to ensure that all the agents of the Trust are the same financial institution or affiliate financial institutions, if any of these agents resigns or is removed, the appointment of each of the other agents automatically terminates. However, no resignation or removal of any of these agents will be effective until a successor is appointed. If any of these agents resigns or is removed, the Trustees are required to appoint a successor with the qualifications specified in the Trust Agreement.

     Except for their respective roles as Administrator, Custodian, Collateral Agent and Paying Agent, The Chase Manhattan Bank and ChaseMellon Shareholder Services, L.L.C. have no other affiliation with, and are not engaged in any other transactions with, the Trust.

INDEMNIFICATION

     The Trust will indemnify each Trustee, the Administrator, the Custodian, the Collateral Agent and the Paying Agent against any liabilities or costs (including the costs of defending against any liability) that it may incur in acting in that capacity, except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits that indemnification. The Seller has agreed to reimburse the Trust for any amounts it may be required to pay under these indemnifications. If the Seller does not pay these amounts, the Trust will have to pay them, and this will reduce the amount available to distribute to holders.

EXPENSES OF THE TRUST


     At the closing of the offering of the Securities, Goldman Sachs will pay to the Administrator, the Custodian, the Collateral Agent and the Paying Agent a one-time, up-front payment of $266,000 to cover their fees and the Trustees' compensation described above. Goldman Sachs will also pay the Administrator a one-time up-front payment of $116,000 to cover the Trust's anticipated expenses. The anticipated Trust expenses to be paid by the Administrator out of this amount include, among other things:


     -  expenses for legal and independent accountants' services;

     -  costs of printing proxies, Securities certificates and holder reports;
        and

     -  fidelity bond coverage for the Trustee.


In addition, Goldman Sachs will pay the Trust's organizational costs of approximately $10,000 and Goldman Sachs and the Seller will pay estimated costs in connection with the initial registration and public offering of the Securities in the amount of $388,390.


     The amount that Goldman Sachs will pay to the Administrator to cover the Trust's ongoing expenses was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. It is possible, however, that the actual operating expenses of the Trust will be substantially more than this amount. Goldman Sachs has agreed to pay any excess expenses beyond this amount. If Goldman Sachs does not pay those excess expenses, the Trust will have to pay them, and this will reduce the amount available to distribute to holders.

TRUST TERMINATION

     The Trust will terminate automatically ten business days after the final Exchange Date. However, if the Contract is accelerated, then the Trust will terminate 10 business days after the Ordinary Shares, cash or other common equity securities required to be delivered under the Contract are delivered. If the Trust terminates before all the distributions on the Securities have been paid, the Trust's Administrator will sell any U.S. Treasury securities then held in the Trust and distribute the proceeds pro rata to the holders of the Securities, together with the shares or cash delivered under the Contract.

VALUATION FOR INVESTMENT COMPANY ACT PURPOSES

     In calculating the Trust's net asset value as required by the Investment Company Act, the Trust Agreement provides that (i) the U.S. Treasury securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees, (ii) short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable and (iii) the Contract will be valued on the basis of the bid price received by the Trust for the Contract, or any portion of the Contract covering not less than 1,000 shares, from an independent broker-dealer firm unaffiliated with the Trust to be named by the Trustees who is in the business of making bids on financial instruments similar to the Contract and with comparable terms, or if such a bid quotation is not available, as determined in good faith by the Trustees.

INVESTMENT COMPANY ACT EXEMPTION

     The SEC has issued an order that exempts the Trust from the requirements of
Section 12(d)(1) of the Investment Company Act that restrict the amount of Securities that registered investment companies could otherwise own. Accordingly, registered investment companies may hold Securities in excess of the limits imposed by Sections 12(d)(1)(A)(i) and 12(d)(1)(C) of the Investment Company Act. However, any such investment company will be required to vote its Securities in proportion to the votes of all other holders.

                                USE OF PROCEEDS

     The net proceeds of this offering will be used immediately upon the closing of this offering to:

     - purchase a portfolio of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities; and

     -  pay the purchase price to the Seller under the Contract.

                       INVESTMENT OBJECTIVE AND POLICIES

     This prospectus includes a Glossary that states the definitions given to some of the capitalized terms used in this prospectus in the Contract, the Trust Agreement and the Collateral Agreement. You should refer to the Glossary if you wish to understand the terms used in this prospectus in detail. Some of these definitions are summarized in the descriptions below.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS; FUNDAMENTAL POLICIES


     The Trust's investment objective is to give the holder of each Security a quarterly cash distribution of $0.3786 and, on the Exchange Date, between 0.8403 and 1 Ordinary Shares (or cash equal to the value of those shares). The number of shares, or amount of cash, that a holder will receive in exchange for a single Security will vary, depending on the average market price of the Ordinary Shares over the twenty business days before the Exchange Date. The value of the Ordinary Shares (or cash or Marketable Securities received in lieu of Ordinary Shares) that will be received by a holder under the Securities may be more or less than the amount the holder paid for the Securities.


     To achieve its investment objective, the Trust will use the proceeds of the Securities to buy and hold:


     - a portfolio of stripped U.S. Treasury securities that will mature during each quarter through June 11, 2002; and


     -  the Contract.

     The Trust has adopted the following fundamental policies:

     -  the Trust will invest at least 70% of its total assets in the Contract;

     -  the Contract may not be disposed of during the term of the Trust;

     - the U.S. Treasury securities held by the Trust may not be disposed of before the earliest of their respective maturities, the occurrence of a Reorganization Event where the consideration does not include any Marketable Securities, a default by the Seller under the Contract, and the termination of the Trust; and

     - the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contract and the Ordinary Shares or other assets received pursuant to the Contract and, for cash management purposes, the short-term obligations of the U.S. Government described under " -- Temporary Investments" below; issue any securities or instruments except for the Securities; make short sales or purchases on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; make loans (other than the purchase of stripped U.S. Treasury securities as described in this prospectus); or take any action that would or could cause the Trust not to be a "grantor trust" for purposes of the U.S. federal income tax laws.

     The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Trust's outstanding Securities. A "majority of the Trust's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

     Because of the foregoing limitations, the Trust's investments will be concentrated in the information systems industry, which is the industry in which the Company operates. The Trust is not permitted to purchase restricted securities.

THE COMPANY AND THE ORDINARY SHARES

     The Company is a leading provider of product-driven information system solutions to major telecommunications companies in North America, Europe and around the world. Its Business Support Systems consist of families of products designed to meet the mission-critical needs of specific market sectors. It provides integrated, comprehensive customer care and billing systems for wireline and wireless network operators and service providers. The Company also provides customer care and billing systems to companies that offer multiple service packages, commonly referred to as convergent services, such as local, long distance, international, data, Internet, Voice Over Internet Protocol, cellular, personal communications services and paging. In addition, the Company provides a full-range of directory sales and publishing systems to publishers of both traditional printed yellow page and white page directories and Internet directories.


     The Ordinary Shares are traded on the NYSE. The following table sets forth, for the calendar quarters indicated, the reported high and low sales prices of the Ordinary Shares on the NYSE Consolidated Tape and the cash dividends per Ordinary Share. As of June 7, 1999, there were approximately 139 record holders of the Ordinary Shares, including The Depository Trust Company, which holds Ordinary Shares on behalf of an indeterminate number of beneficial owners.



                                                               HIGH      LOW      DIVIDENDS
                                                              ------    ------    ---------
Fiscal year 1998:
  Third Quarter 1998 (since June 19, 1998)..................  $16.50    $14.00       --
  Fourth Quarter 1998.......................................  $15.50    $ 8.38       --
Fiscal year 1999:
  First Quarter 1999........................................  $17.25    $ 8.88       --
  Second Quarter 1999.......................................  $25.81    $15.06       --
  Third Quarter 1999 (through June 7, 1999).................  $28.88    $21.00       --


     Holders will not be entitled to any rights with respect to the Ordinary Shares (including voting rights and rights to receive dividends or other distributions on the Ordinary Shares) unless they actually receive Ordinary Shares in exchange for the Securities.

     Please refer to the Company Prospectus, which is attached as Annex A to this prospectus, which describes the Company and the Ordinary Shares. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities. The Company Prospectus relates to an aggregate of 10,000,000 Ordinary Shares (and an additional aggregate 1,500,000 shares if the Underwriters exercise their over-allotment option).

THE CONTRACT

     The Trust will enter into a Contract with the Seller obligating the Seller to deliver to the Trust on the Exchange Date a number of Ordinary Shares equal to the product of the Exchange Rate (as defined below) times the initial number of Ordinary Shares covered by the Contract. The aggregate initial number of Ordinary Shares under the Contract will equal the aggregate number of Securities offered by this prospectus (and will be increased if the Underwriters exercise their over-allotment option).


     The aggregate purchase price that the Trust will pay under the Contract will be $182,546,600.38. The Trust will pay this purchase price on the closing date of this offering (or, for the portion of the Contract relating to the Securities to be sold under the Underwriters' over-allotment option, on the closing date for the exercise of that option). This purchase price was arrived at by arm's-length negotiation between the Trust and the Seller, taking into consideration factors including the price, the expected dividend level and volatility of the Ordinary Shares, current interest rates, the term of the Contract, current market volatility generally, the collateral pledged by the Seller, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Securities.


     The Contract provides that if the Seller delivers Securities to the Trust for cancellation on or before the Exchange Date, the Seller's obligation to deliver Ordinary Shares (or cash) will be proportionately reduced. The delivery of Securities in partial or complete satisfaction of the Seller's obligations will not, however, affect the amount of Ordinary Shares or cash that will be received by the holder of each Security that remains outstanding on the Exchange Date.

     All matters relating to the administration of the Contract will be the responsibility of either the Administrator or the Custodian.

     THE EXCHANGE RATE. The "Exchange Rate" will be calculated by a formula based on the "Average Market Price" of the Ordinary Shares on the Exchange Date:


     - If the Average Market Price is less than $26.7006 (the "Appreciation Threshold Price") but equal to or greater than $22.4375 (the "Initial Price"), the Exchange Rate will be the number of Ordinary Shares having a value (determined at the Average Market Price) equal to the Initial Price.



     - If the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8403 Ordinary Shares.


     - If the Average Market Price is less than the Initial Price, the Exchange Rate will be one Ordinary Share.

This formula will be adjusted if the Company takes certain steps that combine, split or dilute the value of the Ordinary Shares. See " -- The Contract -- Dilution Adjustments". The Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). If this formula would require the Trust to deliver a fraction of an Ordinary Share to any holder, the Trust will instead deliver cash equal to the value of that fraction of a share.

     The "Average Market Price" per Ordinary Share on any date means the average Closing Price of an Ordinary Share on the 20 Trading Days immediately before but not including that date. The Average Market Price will be calculated in a different manner if the Seller carries out a Rollover Offering (as defined below), as described under " -- Cash Settlement; Rollover Offerings".

     The "Closing Price" of the Ordinary Shares (or any other common equity security) on any date means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of that security as reported on the NYSE Consolidated Tape on that date or, if the security is not listed for trading on the NYSE on that date, as reported in the composite transactions for the principal United States national or regional securities exchange on which the security is so listed, or if the security is not listed on a United States national or regional securities exchange on that date, as reported by the NASDAQ National Market or, if the security is not reported by that market on that date, the last quoted bid price for the security in the over-the-counter market as reported by the National Quotation Bureau or any similar organization. However, if any event that results in an adjustment to the number of Ordinary Shares deliverable under the Contract, as described under " -- The Contract -- Dilution Adjustments", occurs before the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted, in the manner described under " -- The Contract -- Dilution Adjustments", to reflect the occurrence of that event.

     A "Trading Day" for any common equity security means a day on which the security (A) is not suspended from trading on any United States national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the United States national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of that security.


     For illustrative purposes only, the following chart shows the number of Ordinary Shares that a holder would receive for each Security at various Average Market Prices. The chart assumes that there would be no adjustments to the number of Ordinary Shares deliverable under the Contract by reason of the occurrence of any of the events described under " -- The Contract -- Dilution Adjustments". There can be no assurance that the Average Market Price on the Exchange Date will be within the range set forth below. Given the Initial Price of $22.4375 per Security and the Appreciation Threshold Price of $26.7006, a holder would receive in connection with the exchange of Securities on the Exchange Date the following number of Ordinary Shares:



AVERAGE MARKET PRICE    NUMBER OF ORDINARY
 OF ORDINARY SHARES     SHARES PER SECURITY
--------------------    -------------------
      30.0000                 0.8403
      26.7006                 0.8403
      25.0000                 0.8975
      22.4375                 1.0000
      20.0000                 1.0000
      15.0000                 1.0000



     EXTENSION AND ACCELERATION OF THE EXCHANGE DATE AT THE OPTION OF THE SELLER. The Seller has the right to extend the Exchange Date under the Contract to September 11, 2002. If the Seller extends the Exchange Date, the Seller will not be required to deliver the Ordinary Shares or cash under the Contract until September 11, 2002. However, once the Seller extends the Exchange Date, the Seller can then accelerate the delivery of shares or cash to any date between June 11, 2002 and September 11, 2002. If the Seller extends or accelerates the Exchange Date, the holders of the Securities will not receive the shares or cash in exchange for the Securities until the extended or accelerated Exchange Date, and the number of shares and amount of cash would be calculated as of the extended or accelerated Exchange Date. However, the holders of the Securities would receive an additional, partial cash distribution on the Securities on the extended or accelerated Exchange Date.



     The amount of the additional, partial distribution that would be paid on the Securities would be a portion of the regular quarterly distribution on the Securities pro-rated to reflect the number of days by which the Exchange Date is extended. For example, if the Exchange Date is extended to September 11, 2002 and then accelerated to August 11, 2002 (i.e., two-thirds of the time between

June 11, 2002 and September 11, 2002), the additional distribution would be equal to two-thirds of the regular quarterly distribution.


     CASH SETTLEMENT; ROLLOVER OFFERINGS. The Seller may elect to deliver cash, instead of Ordinary Shares, on the Exchange Date (whether or not extended or accelerated) under the Contract. If the Seller chooses to deliver cash instead of Ordinary Shares, the amount of that cash will be equal to the value, based on the Average Market Price at the Exchange Date, of the number of shares that the Seller would otherwise be required to deliver on the Exchange Date.


     The Seller may also choose to deliver cash, instead of Ordinary Shares, in connection with a "Rollover Offering". A "Rollover Offering" is a reoffering or refinancing of Securities effected by the Seller not earlier than June 11, 2002, by means of a completed public offering or offerings or another similar offering (which may include one or more exchange offers), by or on behalf of the Seller. If the Seller chooses to carry out a Rollover Offering, the "Average Market Price" will be the Closing Price per Ordinary Share on the Trading Day immediately before the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.


     If the Seller carries out a Rollover Offering that is consummated on or before the Exchange Date, the cash payable by the Seller will be delivered to the Trust within five Trading Days after the Exchange Date (which may be extended and accelerated as described above), instead of on the Exchange Date itself. Accordingly, the holders of the Securities may not receive a portion of the cash deliverable in exchange for the Securities until the fifth Trading Day after the Exchange Date.

     The Trust will notify the holders of the Securities (i) if the Seller elects to settle with cash, and whether it elects to do so in connection with a Rollover Offering, not less than 30 days nor more than 90 days prior to the Exchange Date, and (ii) if the Seller accelerates the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date as in effect when the election is made.

     DILUTION ADJUSTMENTS.  The Exchange Rate will be adjusted if the Company
(i) pays a stock dividend or makes a distribution with respect to the Ordinary Shares in shares of that stock, (ii) subdivides or splits its outstanding Ordinary Shares, (iii) combines its outstanding Ordinary Shares into a smaller number of shares, or (iv) issues by reclassification of its Ordinary Shares any other ordinary shares of the Company. In any such event, the Exchange Rate will be adjusted as follows: for each Ordinary Share that would have been deliverable under a Security upon exchange before the adjustment, the holder of that Security will receive the number of Ordinary Shares (or, in the case of a reclassification referred to in clause (iv) above, the number of other ordinary shares of the Company issued pursuant to that reclassification), or the fraction of such shares, that a shareholder who held one Ordinary Share immediately before that event would be entitled solely by reason of that event to hold immediately after that event.

     In addition, if the Company issues rights or warrants to all holders of Ordinary Shares entitling them to purchase Ordinary Shares at a price per share less than the Then-Current Market Price (as defined below) of the Ordinary Shares (other than rights to purchase Ordinary Shares pursuant to a plan for the reinvestment of dividends or interest), then the Exchange Rate will be adjusted pursuant to the following formula:

          OS + AS
A = ER X  -------
          OS + PS

     where

     ER = the Exchange Rate before the adjustment;

     OS = the number of Ordinary Shares outstanding immediately before the time
          (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants;

     AS = the number of additional Ordinary Shares offered for purchase pursuant to those rights or warrants; and

     PS = the number of additional Ordinary Shares that the aggregate offering price of the total number of Ordinary Shares so offered for purchase would purchase at the Then-Current Market Price.

To the extent that, after expiration of those rights or warrants, any of the Ordinary Shares offered by such rights or warrants are not actually delivered, the Exchange Rate will be further adjusted to equal the Exchange Rate that would have been in effect if the foregoing adjustment had been made upon the basis of delivery of only the number of Ordinary Shares actually delivered.

     The "Then-Current Market Price" of the Ordinary Shares, for the purpose of making any dilution adjustment, means the average Closing Price per Ordinary Share for the five Trading Days immediately before the time that adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day after a record date, as described below, immediately before the earlier of the time the adjustment is effected and the related "ex-date" on which the Ordinary Shares first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance).

     In addition, if the Company pays a dividend or makes a distribution to all holders of Ordinary Shares of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in Ordinary Shares described above and any Spin-Off Distributions (as defined below)) or issues to all holders of Ordinary Shares rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the second paragraph of this subsection), then the Exchange Rate will be adjusted pursuant to the following formula:

            T
A = ER X  -----
          T - V

     where

     ER = the Exchange Rate before the adjustment;

     T  = the Then-Current Market Price per Ordinary Share; and

     V = the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one Ordinary Share.

     In addition, if the Company distributes cash (other than any Permitted Dividend (as defined below), any cash distributed in consideration of fractional Ordinary Shares and any cash distributed in a Reorganization Event (as defined below)), by dividend or otherwise, to all holders of Ordinary Shares or makes an Excess Purchase Payment (as defined below), then the Exchange Rate will be adjusted pursuant to the following formula:

            T
A = ER X  -----
          T - D

     where

     ER = the Exchange Rate before the adjustment;

     T = the Then-Current Market Price per Ordinary Shares on the record date for that distribution; and

     D = the amount of that distribution applicable to one Ordinary Share that would not be a Permitted Dividend or, in the case of an Excess Purchase Payment, the aggregate amount of that Excess Purchase Payment divided by the number of outstanding Ordinary Shares on that record date.

     For purposes of these adjustments,

     (a) the term "Permitted Dividend" means any quarterly cash dividend on the Ordinary Shares, except to the extent that the per share amount of that dividend results in an annualized dividend yield on the Ordinary Shares above 12.5%; and

     (b) the term "Excess Purchase Payment" means the excess, if any, of (i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) of all other consideration paid by the Company with respect to one Ordinary Share acquired in a tender offer or exchange offer by the Company, over (ii) the Then-Current Market Price per Ordinary Share.

     If any adjustment in the Exchange Rate must be made pursuant to the formulas described above, corresponding adjustments will be made to the Initial Price and the Appreciation Threshold Price.

     Dilution adjustments will be effected: (i) in the case of any dividend, distribution or issuance described above, as of the opening of business on the business day after the record date for determination of holders of Ordinary Shares entitled to receive that dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after that record date, at the time that dividend, distribution or issuance is announced by the Company; (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of that transaction;
(iii) in the case of any Excess Purchase Payment for which the Company announces, at or before the time it commences the relevant share repurchase, the repurchase price for those shares to be repurchased, on the date of that announcement; and (iv) in the case of any other Excess Purchase Payment, on the date that the holders of Ordinary Shares become entitled to payment with respect to that Excess Purchase Payment. There will be no adjustment under the Contract for any dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date.

     If an adjustment is made because the Company announces or declares a record date for a dividend, distribution, issuance or repurchase, and the dividend, distribution, issuance or repurchase does not actually occur, then the Exchange Rate will be further adjusted to equal the Exchange Rate that would have been in effect if the adjustment for that dividend, distribution, issuance or repurchase had not been made. If an adjustment is made because the Company announces a share repurchase, and the Company reduces the repurchase price or repurchases fewer shares than announced, then upon completion of that share repurchase, the Exchange Rate will be further adjusted to equal the Exchange Rate that would have been in effect if the adjustment for that repurchase had been based on the actual price and amount repurchased. All dilution adjustments will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate will be required unless that adjustment would require an increase or decrease of at least one percent in the Exchange Rate. However, any adjustments that are not required to be made because of this limit will be carried forward and taken into account in any subsequent adjustment.

     REORGANIZATION EVENTS. If a Reorganization Event occurs, the Seller will be required to deliver on the Exchange Date, in lieu of each Ordinary Share subject to the Contract, cash in an amount equal to:

     - If the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price.


     - If the Transaction Value is greater than or equal to the Appreciation Threshold Price, 0.8403 multiplied by the Transaction Value.

     - If the Transaction Value is less than the Initial Price, the Transaction Value.

     This amount of cash is referred to as the "Basic Reorganization Event Amount".

     If the consideration received by the holders of Ordinary Shares in the Reorganization Event (the "Merger Consideration") includes Marketable Securities, the Seller may choose to deliver those Marketable Securities on the Exchange Date in lieu of delivering the cash value of those Marketable Securities as described above. If the Seller chooses to deliver Marketable Securities on the Exchange Date, the holders of the Securities will be responsible for paying all brokerage and other transaction costs when they resell those securities.

     Notwithstanding the foregoing, if at least 30% of the Merger Consideration consists of cash or cash equivalents (a "Cash Merger"), then delivery of the Merger Consideration, other than any consideration consisting of Marketable Securities, will be accelerated as follows. The Seller will be required:

     - within five business days after the Seller receives the Merger Consideration, to deliver to the Trust the portion of the Merger Consideration, other than Marketable Securities, calculated as described below (the "Accelerated Portion") (and the Trust will promptly distribute this property to the holders of the Securities); and

     - on the Exchange Date, to deliver to the Trust the number of Marketable Securities calculated as described below.

     Instead of delivering any non-cash consideration at the time of a Reorganization Event, the Seller may choose to deliver cash equal to the Value of those assets. Similarly, instead of delivering Marketable Securities on the Exchange Date, the Seller may choose to deliver cash equal to the value, based on the Average Market Price at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.

     The Accelerated Portion per Security will be the portion of the Merger Consideration, other than Marketable Securities, that has a Value (as defined below) equal to the amount determined pursuant to the following formula:

       BREA X OC
AP =   ---------
          TV

     where:

     AP    = the Value of the Accelerated Portion;

     BREA = the Basic Reorganization Event Amount;

     OC    = the Value of the portion of the Merger Consideration received in exchange for a single Ordinary Share that consists of assets other than Marketable Securities; and

     TV    = the Transaction Value.

     The number of Marketable Securities that the Trust will be required to deliver on the Exchange Date in exchange for each Security will be determined by applying the Exchange Rate, adjusted as described below, to the Average Market Price of the Marketable Securities on the Exchange Date. To calculate the Exchange Rate, the Initial Price will be adjusted pursuant to the following formula:

          MS
A = IP X  ---
          TV

     where

     IP  = the Initial Price before the adjustment;

     MS = the Value of a share of the Marketable Securities; and

     TV  = the Transaction Value.

     Similarly, the Appreciation Threshold Price will be adjusted pursuant to the following formula:

           MS
A = ATP X  ---
           TV

     where

     ATP = the Appreciation Threshold Price before the adjustment;

     MS  = the Value of a share of the Marketable Securities; and

     TV  = the Transaction Value.

     The Exchange Rate will be adjusted pursuant to the following formula:

          SC
A = ER X  ---
          MS

     where

     ER = the Exchange Rate (computed on the basis of the adjusted Initial Price and Appreciation Threshold Price and the Average Market Price of the Marketable Securities);

     SC = the aggregate Value of the Marketable Securities included in the Merger Consideration received in exchange for a single Ordinary Share; and

     MS = the Value of a share of the Marketable Securities.

     For purposes of the foregoing formulas, "Value" means (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator); and (iii) in respect of any share of Marketable Securities, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.


     A "Reorganization Event" is (A) any consolidation, amalgamation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), with or into another entity (other than a consolidation, amalgamation or merger in which the Company is the continuing corporation and in which the Ordinary Shares outstanding immediately before the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) (x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Successor Company, including pursuant to any plan of arrangement or similar scheme with the Company's shareholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation, amalgamation or merger referred to in clause
(A)) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor.


     "Transaction Value" means the sum of (i) for any cash received in the Reorganization Event, the amount of such cash received per Ordinary Share, (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per Ordinary Share (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the Exchange Date (or, in the case of a Cash Merger, for the 20 Trading Days immediately before the date the Reorganization Event is consummated) multiplied by the number of those Marketable Securities received for each Ordinary Share.

     The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described under "-- Dilution Adjustments" occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.

     "Marketable Securities" means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange or reported by the NASDAQ National Market.

     No dilution adjustments will be made for events, other than those described above, such as offerings of Ordinary Shares (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

     SPIN-OFF DISTRIBUTIONS. If the Company makes a "Spin-Off Distribution" during the term of the Contract, then the Seller will be required to deliver on the Exchange Date, together with each Ordinary Share delivered under the Contract, the number of Marketable Securities distributed in respect of a single Ordinary Share in that Spin-Off Distribution. After the Company makes such a distribution, the "Closing Price" of the Ordinary Shares, for purposes of calculating the Exchange Rate and for all other purposes under the Contract, will be determined by reference to (A) the Closing Price per Ordinary Share and
(B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per Ordinary Share in the Spin-Off Distribution. The number of shares of Marketable Securities that the Seller is required to deliver, and the formula for determining the "Closing Price" in the preceding sentence, will be adjusted if any event that would, if it had occurred with respect to the Ordinary Shares or the Company, have required an adjustment pursuant to the provisions described under " -- Dilution Adjustments" occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

     A "Spin-Off Distribution" means a distribution by the Company to holders of Ordinary Shares of Marketable Securities issued by an issuer other than the Company.

     COLLATERAL ARRANGEMENTS; ACCELERATION UPON DEFAULT BY THE SELLER. The Seller's obligations under the Contract initially will be secured by a security interest in the maximum number of Ordinary Shares deliverable under the Contract (adjusted in accordance with the dilution adjustment provisions of the Contract, described above), pursuant to the Collateral Agreement.


     If a Reorganization Event occurs, the Collateral Agreement will require the Seller to pledge as alternative collateral all Marketable Securities deliverable in such event in exchange for the maximum number of Ordinary Shares deliverable under the Contract at the time of the Reorganization Event, plus cash in an amount equal to 100% of the Seller's Cash Delivery Obligations (as defined below). Instead of delivering cash, the Seller may choose to deliver U.S. Government obligations with an aggregate market value, when pledged and at daily mark-to-market valuations after that time, of not less than 105% of those Cash Delivery Obligations. The Collateral Agent will be required, under the Collateral Agreement, to invest any such cash in U.S. Treasury securities maturing on or before June 11, 2002. The Seller's "Cash Delivery Obligations" will be the Transaction Value of any Merger Consideration, other than Marketable Securities, in respect of the maximum number of shares covered by the Contract at the time of the Reorganization Event. The number of shares of Marketable Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the Contract occurs. If the Reorganization Event is a Cash Merger, the collateral in respect of the Seller's Cash Delivery Obligations will be released when the Seller delivers the Accelerated Portion.

     If the Company makes a Spin-Off Distribution, the Collateral Agreement will require the Seller to pledge as additional collateral all Marketable Securities deliverable in such distribution in respect of the maximum number of Ordinary Shares deliverable under the Contract at the time of such Spin-Off Distribution. The number of these Marketable Securities required to be pledged will also be adjusted if any event requiring a dilution adjustment under the Contract occurs.

     Unless the Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for the pledged Ordinary Shares collateral consisting of short-term, direct obligations of the U.S. Government. The Seller may substitute short-term, direct U.S. Government obligations in substitution for the pledge shares of Marketable Securities at any time. Any U.S. Government obligations pledged as substitute collateral for the Ordinary Shares, or for Marketable Securities received in a Reorganization Event or Spin-Off Distribution, will be required to have an aggregate market value at the time of delivery and at daily mark-to-market valuations after that time of not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the next business day, as described below, 200%) of the product of the market price of the Ordinary Shares or Marketable Securities at the time of each valuation times the number of Ordinary Shares or Marketable Securities for which those obligations are being substituted.

     The Collateral Agent will promptly pay over to the Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by the Seller, including any substitute collateral, unless the Seller is in default in its obligations under the Collateral Agreement, or unless the payment of that amount to the Seller would cause the collateral to become insufficient under the Collateral Agreement. The Seller will have the right to vote any pledged shares of Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under the Contract or the Collateral Agreement.

     If the Collateral Agent determines (an "Insufficiency Determination") that the collateral pledged by the Seller fails to meet the foregoing requirements at any valuation, and that failure is not cured by the close of business on the business day after that determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of those sales, of Ordinary Shares or Marketable Securities in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent will discontinue those sales and purchases if a Collateral Event of Default occurs under the Collateral Agreement.

     A "Collateral Event of Default" under the Collateral Agreement means, at any time, (A) if no U.S. Government obligations are pledged as substitute collateral at that time, failure of the collateral to include at least the maximum number of Ordinary Shares covered by the Contract at that time (or, if a Reorganization Event or Spin-Off Distribution has occurred at or before that time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above); (B) if any U.S. Government obligations are pledged as substitute collateral for Ordinary Shares (or shares of Marketable Securities) at that time, failure of those U.S. Government obligations to have a market value at that time of at least 105% of the market price per Ordinary Shares (or Shares of Marketable Securities) times the difference between (x) the maximum number of Ordinary Shares (or shares of Marketable Securities) deliverable under the Contract at that time and (y) the number of Ordinary Shares (or shares of Marketable Securities) pledged as collateral at that time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities was delivered, failure of any U.S. Government obligations pledged as collateral for Cash Delivery Obligations to have a market value at that time of at least 105% of those Cash Delivery Obligations, if that failure is not cured within one business day after notice of that failure is delivered to the Seller.

     If a Collateral Event of Default occurs under the Collateral Agreement, or the Seller suffers a bankruptcy or insolvency, the Seller's obligations under the Contract will automatically be accelerated. In that event, the Seller will become obligated to deliver the number of Ordinary Shares (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or a combination of Marketable Securities and cash deliverable instead of or in addition to those Ordinary Shares) then deliverable under the Contract, or any U.S. Government obligations then pledged as collateral for the Seller's obligations.

     If the Contract is accelerated, (i) the Collateral Agent will distribute to the Trust, for distribution pro rata to the holders of the Securities, the Ordinary Shares and Marketable Securities then pledged by the Seller and/or cash generated from the sale of U.S. Government obligations then pledged by the Seller and (ii) the Custodian will sell the stripped U.S. Treasury securities acquired by the Trust at the closing of this offering and then held by the Trust, and distribute the proceeds pro rata to the holders. In addition, if, by the Exchange Date, any substitute collateral has not been replaced by Ordinary Shares (or, after a Reorganization Event or Spin-Off Distribution, cash or Marketable Securities, as applicable) sufficient to meet the Seller's obligations under the Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the holders the market value of the Ordinary Shares and Marketable Securities required to be delivered under the Contract, in the form of any Ordinary Shares or Marketable Securities then pledged by the Seller plus cash generated from the sale of U.S. Government obligations then pledged by the Seller (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered under the Contract, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the sale of U.S. Government obligations then pledged).

     CALCULATION OF MARKET PRICES. In calculating any market price, including any Average Market Price, Then-Current Market Price, Value or Transaction Value:

     - If no Closing Price for the Ordinary Shares is determined for one or more (but not all) of the Trading Days during the relevant period, those Trading Days will be disregarded in the calculation of the market price. No additional Trading Days will be added to the calculation period.

     - If no Closing Price for the Ordinary Shares is determined for any of the Trading Days during the relevant period, the market price will be the most recently available Closing Price for the Ordinary Shares before that period began.

     THE SELLER. The Seller is Amdocs International Limited. Please see the caption "Principal and Selling Shareholders" in the Company Prospectus for information about the Seller.

THE U.S. TREASURY SECURITIES

     The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the Securities and the payment dates under the Securities. See "Description of Securities -- Distributions". Up to 30% of the Trust's total assets may be invested in these U.S. Treasury securities. If the Contract is accelerated, then the Administrator will sell the U.S. Treasury securities then held in the Trust and distribute the proceeds of that sale pro rata to the holders, together with the other amounts distributed upon acceleration. See "-- Collateral Arrangements; Acceleration Upon Default By the Seller" and "The Trust -- Trust Termination".

     If the Seller extends the Exchange Date, it will be required to deliver additional U.S. Treasury securities to the Trust to pay the additional, partial distribution described above under "-- The Contract -- Extension and Acceleration of the Exchange Date at the Option of the Seller". If the

Seller later accelerates the Exchange Date, the Seller will be required to repurchase those additional U.S. Treasury securities from the Trust on or before the Exchange Date, at a price equal to the unpaid distributions on the Securities through the Exchange Date.

TEMPORARY INVESTMENTS

     For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day before the next distribution date. Under the Paying Agent Agreement, the Paying Agent is responsible for investing, as instructed by the Trustees, all such cash that is not paid to cover Trust expenses in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. Not more than 5% of the Trust's total assets will be invested in those short-term obligations or held in cash at any one time.

                           DESCRIPTION OF SECURITIES

     Each Security represents an equal proportional interest in the Trust, and a total of 10,000,000 Securities will be issued (assuming that the Underwriters do not exercise their over-allotment option). The Securities have no preemptive, redemption or conversion rights. When issued, the Securities will be fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the Securities offered hereby and those sold to the initial holder referred to below. See "Underwriting".

DISTRIBUTIONS


     AMOUNT AND TIMING. The Trust intends to distribute to holders on a quarterly basis an amount equal to $0.3786 per Security. This amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust. The first distribution will be made on September 11, 1999 to holders of record as of the preceding business day. Distributions will then be made on March 11, June 11, September 11 and December 11 of each year to holders of record as of the preceding business day. Part of each distribution will be treated as a tax-free return of the holder's investment. See "-- Tax Treatment of Distributions" and "Certain Federal Income Tax Considerations -- Recognition of Original Issue Discount on the U.S. Treasury Securities".


     Upon termination of the Trust, as described under the caption "The Trust -- Trust Termination", each holder will receive any remaining net assets of the Trust.

     Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Ordinary Shares. See "Risk Factors -- Shareholder Rights".

     The Trust does not permit the reinvestment of distributions.

     TAX TREATMENT OF DISTRIBUTIONS. The following table sets forth information regarding the distributions to be received on the stripped U.S. Treasury securities described under "Investment Objective and Policies" above (assuming that the Underwriters do not exercise their over-allotment option), the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing (assuming a yield-to-maturity accrual election in respect of any short-term U.S. Treasury securities) on those U.S. Treasury securities with respect to a holder that acquires its Securities at the issue price from an Underwriter pursuant to the original offering. See "Certain Federal Income Tax Considerations -- Recognition of Original Issue Discount on the U.S. Treasury Securities".


                                                     ANNUAL GROSS
                                    ANNUAL GROSS     DISTRIBUTIONS                   ANNUAL INCLUSION OF
                                    DISTRIBUTIONS        FROM           ANNUAL         ORIGINAL ISSUE
                                        FROM         U.S. TREASURY     RETURN OF          DISCOUNT
                                    U.S. TREASURY     SECURITIES      CAPITAL PER       IN INCOME PER
YEAR                                 SECURITIES      PER SECURITY      SECURITY           SECURITY
----                                -------------    -------------    -----------    -------------------
1999..............................    7,572,656         0.7573          0.6432             0.1141
2000..............................   15,145,312         1.5145          1.3592             0.1554
2001..............................   15,145,312         1.5145          1.4335             0.0810
2002..............................    7,572,656         0.7573          0.7470             0.0103


VOTING

     Holders are entitled to a full vote for each Security held on all matters to be voted on by holders and are not able to cumulate their votes in the election of Trustees. The Trustees have been selected initially by Goldman Sachs, as the Trust's sponsor and the initial holder of the Trust's Securities. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Trustees may call special meetings of holders for action by holder vote as may be required by either the Investment Company Act or the Trust Agreement. The holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of holders to vote on the removal of a Trustee upon the written request of the holders of record of 10% of the Securities or to vote on other matters upon the written request of the holders of record of 51% of the Securities (unless substantially the same matter was voted on during the previous 12 months). The Trustees will establish, and notify the holders in writing of, the record date for each such meeting. The record date must be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other holders as required by the Investment Company Act.

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ("DTC") will act as securities depository for the Securities. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates will be issued, representing in the aggregate the total number of Securities, and will be deposited with DTC or ChaseMellon Shareholder Services, L.L.C., as DTC's custodian.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").

     Purchases of Securities within the DTC system must be made by or through a Direct Participant, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a Security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except upon a resignation of DTC.

     DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts those Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on that payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of that Participant and not of DTC or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of those payments to Direct Participants is the responsibility of DTC, and disbursement of those payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

     Except as provided herein, a Beneficial Owner of an interest in a global Security will not be entitled to receive physical delivery of Securities. Accordingly, each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

     DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Trust. Under those circumstances, if a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered in accordance with DTC's instructions.

                                  RISK FACTORS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT AND NO CHANGE IN ASSETS

     The Trust will not be managed like a typical closed-end investment company. The Trust will be internally managed by its Trustees and will not have any separate investment adviser.

     The Trust will not dispose of the Contract even if the price of the Ordinary Shares falls significantly or the financial condition of the Company suffers (or if, after a Reorganization Event or Spin-Off Distribution, comparable developments occur affecting any Marketable Securities or the issuer of those Marketable Securities).

     Similarly, the Trust will not dispose of the U.S. Treasury securities held by the Trust before they mature or the Trust terminates, whichever comes first, even if their value falls significantly.

LIMITED OPPORTUNITY FOR INCREASE IN VALUE; RISK OF DECREASE IN VALUE OF ORDINARY SHARES


     Because the Contract allows the Seller to deliver less than a full Ordinary Share for each outstanding Security if the Average Market Price is higher than the Initial Price, the Securities have more limited appreciation potential than the Ordinary Shares. If the price of Ordinary Shares rises, a holder of a Security will not receive all of this increase in value. Holders will not receive any of this increase if the average market price of the Ordinary Shares at the Exchange Date is below $26.7006. Holders will receive only 84.03% of any increase in the value of the Ordinary Shares over $26.7006. On the other hand, holders of Securities will bear all of any decrease in the value of the Ordinary Shares. The value of the Ordinary Shares to be received by holders on the Exchange Date (and any cash received in lieu of those shares) may be less than the amount paid for the Securities. Furthermore, the Securities may trade below the value of the Ordinary Shares if the Ordinary Shares appreciate in value.


FIXED RATE OF DISTRIBUTIONS


     The distributions on the Securities will be at a fixed rate for the entire term of the Trust. If the Company begins to pay dividends on the Ordinary Shares, distributions on the Securities may be lower than the dividends paid on the Ordinary Shares.


DILUTION ADJUSTMENTS

     The number of Ordinary Shares that holders are entitled to receive at the termination of the Trust will be adjusted for some events, like stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies -- The Contract -- Dilution Adjustments". The number of shares to be received by holders may not be adjusted for other events, such as offerings of Ordinary Shares for cash or in connection with acquisitions, that may adversely affect the price of the Ordinary Shares. These other events may adversely affect the trading price of the Securities. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of Ordinary Shares, or that major shareholders will not sell any Ordinary Shares, in the future, or as to the amount of any such offerings or sales.

NON-DIVERSIFIED STATUS

     The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. The only assets held by the Trust will be the U.S. Treasury securities and the Contract, and potentially a small amount of other short-term investments. As a result, an investment in the Trust will be riskier than an investment in an investment company with diversified investments.

TRADING VALUE AFFECTED BY ORDINARY SHARE PRICE AND OTHER FACTORS

     The Trust is a newly organized closed-end investment company with no previous operating history and the Securities are innovative securities. It is not possible to predict how the Securities will trade in the secondary market.

     The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Ordinary Shares in the secondary market. The trading prices of the Ordinary Shares may fluctuate, due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Ordinary Shares are traded and the market segment of which the Company is a part. The trading price of the Securities may also fluctuate due to, among other things, fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of Ordinary Shares to be delivered on the Exchange Date, the Securities will tend to trade at a premium to the market value of the Ordinary Shares if the Ordinary Share price falls and at a discount to the market value of the Ordinary Shares if the Ordinary Share price rises. There can, however, be no assurance that the Securities will trade at a premium to the market value of the Ordinary Shares.

     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will fall. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end investment company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

THE RIGHTS OF HOLDERS OF ORDINARY SHARES DIFFER FROM THOSE OF HOLDERS OF MOST SHARES ISSUED BY U.S. CORPORATIONS AND INVOLVE DIFFERENT TAX CONSIDERATIONS

     The Ordinary Shares are issued by Amdocs Limited, which is a corporation formed under the laws of the Island of Guernsey. As a result, the rights of holders of the Ordinary Shares differ from those of holders of most shares issued by U.S. corporations in ways that may be material. In addition, holders of the Ordinary Shares are subject to tax considerations that differ from those applicable to shares issued by most U.S. corporations. Please refer to the Company Prospectus, which is attached as Annex A to this prospectus, for further information about the terms and conditions of the Ordinary Shares and the risks and considerations relating to holding the Ordinary Shares.

LIMITED TRADING MARKET FOR SECURITIES

     Goldman Sachs currently intends, but is not obligated, to make a market in the Securities. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders with liquidity of investment or that it will continue for the life of the Securities. Goldman Sachs may stop making a market in the Securities at any time without notice. The Trust will apply to list the Securities on the NYSE. If that application is accepted, there can be no assurance that the Securities will not later be delisted or that trading in the Securities on the NYSE will not be suspended. If the Securities are delisted or suspended from trading on that exchange, the Trust will apply for listing of the Securities on another national or regional securities exchange or for quotation on another trading market. If the Securities are not listed or traded on any securities exchange or trading market, or if trading of the Securities is suspended, pricing information for the Securities may be more difficult to obtain, and the price and liquidity of the Securities may be adversely affected.

SHAREHOLDER RIGHTS

     Holders of the Securities will not be entitled to any rights with respect to the Ordinary Shares unless and until they actually receive Ordinary Shares in exchange for the Securities. For example, holders of Securities will not be entitled to vote the Ordinary Shares or receive dividends.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion of the principal United States federal income tax consequences of ownership of Securities represents the opinion of Sullivan & Cromwell, counsel to the Trust. It deals only with Securities held as capital assets by a holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering, and not with special classes of holders, such as dealers in securities or currencies, traders that elect to mark to market, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect and all subject to change or different interpretation at any time, perhaps with retroactive effect. It should be noted that the Trust has not sought a ruling from the Internal Revenue Service with respect to the federal income tax consequences of ownership of Securities, and the Internal Revenue Service is not required to agree with the opinion of Sullivan & Cromwell.

     PROSPECTIVE PURCHASERS OF SECURITIES SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE CONSEQUENCES, IN THEIR PARTICULAR CIRCUMSTANCES, UNDER THE CODE AND THE LAWS OF ANY STATE, LOCAL OR OTHER TAXING JURISDICTION, OF OWNERSHIP OF SECURITIES.

     A "United States Holder" is a beneficial owner of Securities who or that is
(i) a citizen or resident of the United States, (ii) a domestic corporation,
(iii) an estate the income of which is subject to United States federal income tax without regard to its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     Holders should be aware that there are alternative characterizations of the Trust's assets which could result in different federal income tax consequences. See "-- Alternative Characterizations" below. While Sullivan & Cromwell does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.

     TAX STATUS OF THE TRUST. The Trust will be treated as a grantor trust for federal income tax purposes and, under the grantor trust rules of the Code, each holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract in the Trust. Income received by the Trust will be treated as income of the holders in the manner set forth below.

     RECOGNITION OF ORIGINAL ISSUE DISCOUNT ON THE U.S. TREASURY
SECURITIES. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A holder will be required to treat its pro rata portion of each U.S. Treasury security initially acquired by the Trust as a bond that was originally issued on the date the Trust acquired such security. A holder will include original issue discount in income over the life of the U.S. Treasury securities in an amount equal to the holder's pro rata portion of the excess of the amounts payable on those U.S. Treasury securities over the amount paid for the U.S. Treasury securities by the Trust. The amount of that excess will constitute only part of the total amounts payable in respect of U.S. Treasury securities held by the Trust, however. Consequently, a substantial portion of each quarterly cash distribution to the holders will be treated as a tax-free return of the holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Description of Securities -- Distributions -- Tax Treatment of Distributions".

     A holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the holders as it is accrued. Unless a holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, that original issue discount will be accrued on a straight-line basis.

     EXTENSION OF THE EXCHANGE DATE. Holders should not be required to include any amounts in income upon the Trust's receipt of additional U.S. Treasury securities as a result of an extension of the Exchange Date under the Contract and should not be required to include any original issue discount in respect of such U.S. Treasury securities. See "Investment Objective and Policies -- The Contract".

     Although there is no direct authority for the treatment of the cash distribution paid on the Securities on the extended Exchange Date, it is likely that such distribution should not be considered income to a holder upon receipt, but instead should be considered to reduce a holder's basis with respect to such holder's pro rata portion of the Contract held by the Trust, by analogy to the treatment of rebates or option premiums. If this treatment is respected, receipt of the cash distribution on the extended Exchange Date will increase the amount of gain (or decrease the amount of loss) recognized by a holder on a sale or other disposition of the Contract (including a disposition pursuant to cash settlement of such Contract) or on a subsequent sale or other disposition of the Ordinary Shares delivered pursuant to such Contract. Because there can be no assurance that the Internal Revenue Service will agree with this characterization of the cash distribution paid on the extended Exchange Date, holders are urged to consult their tax advisors concerning the tax consequences of receiving such payment.


     TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACT. A holder's initial tax basis in the Contract and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust. It is currently anticipated that 18.64% and 81.36% of the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payment for the Contract, respectively. A holder's tax basis in the U.S. Treasury securities will be increased by the amounts of original issue discount included in income in respect of U.S. Treasury securities and decreased by each amount of cash received in respect of U.S. Treasury securities.


     TREATMENT OF THE CONTRACT. Each holder will be treated as having entered into a pro rata portion of the Contract and, at the Exchange Date, as having received a pro rata portion of the Ordinary Shares or cash, Marketable Securities or combination of Ordinary Shares, Marketable Securities and cash delivered to the Trust.

     DISTRIBUTION OF THE ORDINARY SHARES. The delivery of Ordinary Shares to the Trust pursuant to the Contract and the Trust's distribution of Ordinary Shares to the holders will not be taxable to the holders. Each holder's basis in its Ordinary Shares will be equal to its basis in its pro rata portion of the Contract less the portion of that basis allocable to any fractional Ordinary Shares for which cash is received. A holder will recognize short-term capital gain or loss upon receipt by the Trust of cash in lieu of fractional Ordinary Shares equal to the difference between the holder's allocable portion of the amount of cash received and the holder's basis in those fractional shares. The holding period for the Ordinary Shares will begin on the day after it is acquired by the Trust. For the United States federal tax consequences to holders of the Ordinary Shares, please refer to "Taxation of Holders of Ordinary Shares" in the Company Prospectus, which is attached as Annex A to this prospectus.

     DISTRIBUTION OF CASH. If the Trust receives cash upon settlement of the Contract, a holder will recognize capital gain or loss equal to the difference between the holder's allocable portion of the amount of cash received and the holder's basis in the Contract. Any gain or loss will be capital gain or loss which is taxable to holders as described below under "-- Sale of Securities".

     SALE OF SECURITIES. A holder who sells Securities will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contract underlying the Securities. As a result, the holder will recognize capital gain or loss equal to the difference between the amount realized and the holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the

Contract. Any gain or loss will be long-term capital gain or loss if the holder has held the Securities for more than one year. Long-term capital gain of an individual holder will be subject to a maximum tax rate of 20%.

     ALTERNATIVE CHARACTERIZATIONS. Sullivan & Cromwell believes the Contract should be treated for federal income tax purposes as a prepaid forward contract for the purchase of a variable number of Ordinary Shares.

     The Internal Revenue Service could conceivably seek to treat the Contract differently. The Internal Revenue Service might, for example, seek to treat the cash paid to the Seller pursuant to the Contract as loans to the Seller in exchange for contingent debt obligations of the Seller. If the Internal Revenue Service were to prevail in making such an assertion, a holder might be required to include original issue discount in income over the life of the Securities at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Ordinary Shares received on the Exchange Date (or the proceeds from cash settlement of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received) and any gain or loss attributable to the sale of the Contract could be treated as ordinary income or loss. The Internal Revenue Service could also conceivably take the view that a holder should include in income the amount of cash actually received each year on the Securities.

     BACKUP WITHHOLDING AND INFORMATION REPORTING. The payments of principal and original issue discount on the U.S. Treasury securities, and the proceeds received from cash settlement of the Contract or the sale of Securities, may be subject to U.S. backup withholding tax at the rate of 31% if the holder of those Securities fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against that holder's U.S. federal income tax liability and may entitle that holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

     After the end of each calendar year, the Trust will furnish to each record holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record holder of the Securities and to the Internal Revenue Service.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to each of the Underwriters named below, and each of such Underwriters has severally agreed to purchase from the Trust, the respective number of Securities set forth opposite its name below:


                                                              NUMBER OF
                        UNDERWRITER                           SECURITIES
                        -----------                           ----------
Goldman, Sachs & Co.........................................   7,000,000
BT Alex. Brown Incorporated.................................   1,500,000
Lehman Brothers Inc.........................................   1,500,000
                                                              ----------
     Total..................................................  10,000,000
                                                              ==========


     Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the Securities offered hereby, if any are taken.


     Securities sold by the Underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any Securities sold by the Underwriters to securities dealers may be sold at a discount of up to $0.41 per Security from the initial public offering price. Any such securities dealers may resell any Securities purchased from the Underwriters to certain other brokers or dealers at a discount of up to $0.10 per Security from the initial public offering price. If all the Securities are not sold at the initial public offering price, the Underwriters may change the initial public offering price and the other selling terms. The sales load of $0.67 per Security is equal to 3.0% of the initial public offering price. Investors must pay for any Securities purchased in the initial public offering on or before June 11, 1999.


     In connection with the offering, the Underwriters may purchase and sell Securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Securities than it is required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Securities while the offering is in progress.

     These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Securities. As a result, the price of the Securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters at any time. These transactions may be effected on the NYSE, in the over-the-counter market or otherwise.


     In light of the fact that proceeds from the sale of the Securities will be used by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay to the Underwriters the Underwriters' Compensation of $0.67 per Security.


     The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this prospectus to purchase up to an aggregate of 1,500,000 additional Securities solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each Security so purchased.


     The Company and the Seller have agreed that, during the period beginning from the date of this prospectus and continuing to and including the date 90 days after the date of this prospectus, they will not offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities (other than pursuant to employee stock or stock option plans existing on the date of this prospectus and stock option plans entered into after the date of this prospectus under which options which are granted will not be exercisable until 91 days after the date of this prospectus), without the prior written consent of Goldman Sachs and except as otherwise provided in the Underwriting Agreement.



     The Securities will be a new issue of securities with no established trading market. The Securities have been approved for listing on the NYSE under the symbol "AAE". Goldman Sachs has advised the Company that it intends to make a market in the Securities, but it is not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Securities.


     Goldman Sachs has informed the Trust that it does not expect sales to any accounts over which it exercises discretionary authority to exceed 5% of the total Securities offered by this prospectus.

     The Company and the Seller have agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933.

     Goldman Sachs has subscribed for one Security at a purchase price of $100.00. Goldman Sachs will surrender this Security upon the closing of the offering made by this prospectus. No Securities will be sold to the public until the Securities subscribed for have been purchased and the purchase price of the Securities paid in full to the Trust.

                             VALIDITY OF SECURITIES

     The validity of the Securities will be passed upon for the Trust by Sullivan & Cromwell, New York, New York, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

                                    EXPERTS

     The financial statement included in this prospectus has been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon that opinion given upon the authority of that firm as experts in accounting and auditing.

                              FURTHER INFORMATION

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities offered hereby. More information concerning the Securities and the Trust may be found in the Registration Statement of which this prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part of the Registration Statement may be obtained from that office after payment of the fees prescribed by the Commission. The Registration Statement is also available on the Commission's website (http://www.sec.gov). The Securities will be listed on the NYSE and information concerning the Trust and the Securities may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Securityholder of Amdocs Automatic Common Exchange Security Trust:

     In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Amdocs Automatic Common Exchange Security Trust (the "Trust") at May 3, 1999, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by the Trust's management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
May 5, 1999

                AMDOCS AUTOMATIC COMMON EXCHANGE SECURITY TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 3, 1999

                               ASSETS
Cash........................................................  $  100
                                                              ------
Total assets................................................  $  100
                                                              ======

                            LIABILITIES
 ............................................................  $    0
                                                              ------
NET ASSETS
Balance applicable to 1 Security outstanding................  $  100
                                                              ------
Net asset value per Security................................  $  100
                                                              ======

---------------

(1) Amdocs Automatic Common Exchange Security Trust (the "Trust") was established on March 2, 1999 and has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Costs incurred in connection with the Trust's organization will be paid by the Seller referred to below.

(2) The Trust proposes to sell Trust Automatic Common Exchange Securities (the "Securities") to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940.

    The Trust is a newly organized, finite-term trust established to purchase and hold a portfolio of stripped U.S. treasury securities and a forward purchase contract with a shareholder of Amdocs Limited (the "Seller") relating to the Ordinary Shares of Amdocs Limited. The Trust will be internally managed and will not have an investment adviser. The Trust's administration, which will be overseen by the trustees, will be carried out by The Chase Manhattan Bank as administrator of the Trust. The Chase Manhattan Bank will also serve as the Trust's custodian, and its affiliate, ChaseMellon Shareholder Services, L.L.C., will serve as paying agent, registrar and transfer agent with respect to the Securities. Ongoing fees and anticipated expenses for the term of the Trust will be paid for by the Seller.

(3) The Trust issued one Security on May 3, 1999 to Goldman, Sachs & Co. in consideration for a purchase price of $100. The Trust Agreement provides that before the offering, the Trust will split the outstanding Security as of the date that the price and underwriting discount of the Securities being offered to the public is determined, but before the sale of the Securities to the Underwriters. The initial Security will be split into the smallest whole number of Securities that would result in the per Security amount recorded as shareholders' equity after effecting the split not exceeding the public offering price per Security.

                                    GLOSSARY


     "Administration Agreement" means the Administration Agreement, dated as of June 7, 1999, between the Trust and The Chase Manhattan Bank, as Administrator.


     "Administrator" means The Chase Manhattan Bank (or its successor) in its capacity as Administrator under the Administration Agreement.


     "Appreciation Threshold Price" means $26.7006, subject to adjustment as described under "--The Contract -- Dilution Adjustments".


     "Average Market Price" per Ordinary Share or Marketable Securities on any date means the average Closing Price per Ordinary Share or Marketable Securities for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including such date; provided that if no Closing Price for the Ordinary Shares or Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of the Average Market Price (but no additional Trading Days will be added to the Calculation Period). If no Closing Price for the Ordinary Shares or Marketable Securities may be determined for any of such Trading Days, the Average Market Price shall be the Closing Price for the Ordinary Shares or Marketable Securities for the most recent Trading Day prior to such 20 Trading Days for which a Closing Price for the Ordinary Shares or Marketable Securities may be determined pursuant to the definition of "Closing Price". Notwithstanding the foregoing, for purposes of determining the payment required upon cash settlement of a Contract in connection with a Rollover Offering, "Average Market Price" means the Closing Price per Ordinary Share or Marketable Securities on the Trading Day immediately prior to the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     "Beneficial Owner" means an actual purchaser of a Security, which will not receive written confirmation from DTC of its purchases of Securities but which is expected to receive written confirmations providing details of the transactions, as well as periodic statements of its holdings, from the Direct or Indirect Participants through which the Beneficial Owner purchased Securities.

     "Calculation Period" means any period of Trading Days for which an average security price must be determined pursuant to the Contract.

     "Cash Delivery Obligations" means, at any time, (A) if no Reorganization Event has occurred, zero, and (B) from and after any Reorganization Event, the Transaction Value of any Consideration other than Marketable Securities included in the Merger Consideration delivered in the related Reorganization Event, multiplied by the maximum number of Ordinary Shares covered by the Contract at the time of the Reorganization Event; provided that if the Reorganization Event is a Cash Merger, the Seller's Cash Delivery Obligation will be zero after the Seller delivers the Accelerated Portion as required under the Contract.

     "Closing Price" of any common equity security (including the Ordinary Shares or any Marketable Securities) on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such common equity security as reported on the NYSE Consolidated Tape on such date of determination or, if such common equity security is not listed for trading on the NYSE on such date, as reported in the composite transactions for the principal United States national or regional securities exchange on which such common equity security is so listed, or if such common equity security is not so listed on a United States national or regional securities exchange on such date, as reported by the NASDAQ National Market or, if such common equity security is not so reported on such date, the last quoted bid price for such common equity security in the over-the-counter market as reported by the National Quotation Bureau or any similar organization; provided that if any event that results in an adjustment to the number of Ordinary Shares or Marketable Securities deliverable under the Contract, as described under "-- The Contract -- Dilution Adjustments", occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral Agent" means The Chase Manhattan Bank (or its successor) in its capacity as Collateral Agent under the Collateral Agreement.


     "Collateral Agreement" means the Collateral Agreement, dated as of June 7, 1999, among the Seller, The Chase Manhattan Bank, as Collateral Agent, and the Trust, securing the Seller's obligations under the Contract.


     "Collateral Event of Default" under the Collateral Agreement means, at any time, (A) if no U.S. Government obligations are pledged as substitute collateral at or before that time, failure of the collateral to include at least the maximum number of Ordinary Shares covered by the Contract at that time (or, if a Reorganization Event or Spin-Off Distribution has occurred at or before that time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described under "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration Upon Default By the Seller" above); (B) if any U.S. Government obligations are pledged as substitute collateral for Ordinary Shares (or shares of Marketable Securities deliverable pursuant to the Contract) at that time, failure of those U.S. Government obligations to have a market value at that time of at least 105% of the market price per Ordinary Share (or shares of Marketable Securities, as the case may be) times the difference between (x) the maximum number of Ordinary Shares (or shares of Marketable Securities) covered by the Contract at that time and (y) the number of Ordinary Shares (or shares of Marketable Securities) pledged as collateral at that time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities has been delivered, failure of any U.S. Government obligations pledged as collateral for Cash Delivery Obligations to have a market value at that time of at least 105% of those Cash Delivery Obligations, if that failure is not cured within one business day after notice of that failure is delivered to the Seller.

     "Company" means Amdocs Limited, a corporation organized under the laws of the Island of Guernsey.


     "Company Prospectus" means the prospectus of the Company, dated June 7, 1999, which is attached as Annex A to this prospectus, and which describes the Company and the Ordinary Shares.


     "Company Successor" means a surviving entity or subsequent surviving entity of the Company.

     "Contract" means the forward purchase contract between the Seller and the Trust relating to the Ordinary Shares.

     "Custodian" means The Chase Manhattan Bank (or its successor) in its capacity as Custodian under the Custodian Agreement.


     "Custodian Agreement" means the Custodian Agreement, dated as of June 7, 1999, between the Trust and The Chase Manhattan Bank, as Custodian.


     "Direct Participants" means Participants of DTC, including brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, that are direct Participants of DTC.

     "DTC" means The Depository Trust Company.

     "Excess Purchase Payment" means the excess, if any, of (i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be final) of all other consideration paid by the Company with respect to one Ordinary Share acquired in a tender offer or exchange offer by the Company, over (ii) the Then-Current Market Price per Ordinary Share.


     "Exchange Date" means June 11, 2002, subject to extension and acceleration by the Seller under the Contract.


     "Exchange Rate" means the rate of exchange of Ordinary Shares for Securities on the Exchange Date, and will be determined as follows (adjusted in certain events):

     (i) If the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be a fraction (rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) equal to the Initial Price divided by the Average Market Price.


     (ii) If the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8403 Ordinary Shares.


     (iii) If the Average Market Price is less than the Initial Price, the Exchange Rate will be one Ordinary Share.

     "holders" means the registered holders of the Securities.

     "Indirect Participants" means Participants of DTC, such as securities brokers and dealers, banks and trust companies, that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly.


     "Initial Price" means $22.4375, subject to adjustment as described under "-- The Contract -- Dilution Adjustments".


     "Insufficiency Determination" means a determination by the Collateral Agent that the collateral pledged by the Seller fails to meet the requirements described under "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration Upon Default By the Seller".

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "majority of the Trust's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

     "Managing Trustee" means the Trustee designated to serve as Managing
Trustee.

     "Marketable Securities" means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange or reported by the NASDAQ National Market.

     "NYSE" means the New York Stock Exchange, Inc.

     "Ordinary Shares" means the ordinary shares, par value L0.01 per share, of the Company.

     "Participants" means participants of DTC.


     "Paying Agent" means ChaseMellon Shareholder Services, L.L.C. (or its successor), in its capacity as transfer agent, registrar and paying agent under the Paying Agent Agreement.



     "Paying Agent Agreement" means the Paying Agent Agreement, dated as of June 7, 1999, between the Trust and ChaseMellon Shareholder Services, L.L.C., as transfer agent, registrar and paying agent.


     "Permitted Dividend" means any quarterly cash dividend in respect of the Ordinary Shares, except to the extent that the per share amount of such dividend results in an annualized dividend yield on the Ordinary Shares in excess of 12.5%.

     "Pricing Date" means the date that a Rollover Offering is priced.

     "Reorganization Event" means (A) any consolidation, amalgamation or merger of the Company, or any Company Successor, with or into another entity (other than a consolidation, amalgamation or merger in which the Company is the continuing corporation and in which the Ordinary Shares outstanding immediately prior to the consolidation, amalgamation or merger is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) (x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Successor Company, including pursuant to any plan of arrangement or similar scheme with the Company's shareholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation, amalgamation or merger referred to in clause (A)) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor.



     "Rollover Offering" means a reoffering or refinancing of Securities effected not earlier than June 11, 2002, by means of a completed public offering or offerings, or another similar offering (which may include one or more exchange offers), by or on behalf of the Seller.


     "SEC" means the Securities and Exchange Commission.


     "Securities" means the Trust's $1.51 Trust Automatic Common Exchange Securities.


     "Seller" means Amdocs International Limited.

     "Spin-Off Distribution" means a distribution by the Company to holders of Ordinary Shares of Marketable Securities issued by an issuer other than the Company.

     "Then-Current Market Price" of the Ordinary Shares, for the purpose of applying any adjustment described in "Investment Objective and Policies -- The Contract -- Dilution Adjustments", means the average Closing Price per Ordinary Share for the Calculation Period consisting of five Trading Days immediately prior to the time such adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day after a record date, immediately prior to the earlier of the time such adjustment is effected and the related ex-date); provided that if no Closing Price for the Ordinary Shares is determined for one or more (but not all) of such Trading Days, such Trading Days will be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days will be added to the Calculation Period). If no Closing Price for the Ordinary Shares may be determined for any of such Trading Days, the Then-Current Market Price shall be the Closing Price for the Ordinary Shares for the most recent Trading Day prior to five Trading Days for which a Closing Price for the Ordinary Shares may be determined pursuant to the definition of "Closing Price". The ex-date with respect to any dividend, distribution or issuance shall mean the first date on which the Ordinary Shares trade regular way on their principal market without the right to receive such dividend, distribution or issuance.

     "Trading Day" in respect of any common equity security means a day on which such common equity security (A) is not suspended from trading on any United States national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the United States national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of that security.

     "Transaction Value" means, with respect to any Reorganization Event, the sum of: (i) for any cash received in such Reorganization Event, the amount of such cash received per Ordinary Share; (ii) for any property other than cash or Marketable Securities received in such Reorganization Event, an amount equal to the market value on the date such Reorganization Event is consummated of such property received per Ordinary Share as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be final; and (iii) for any Marketable Securities received in such Reorganization Event, an amount equal to the average Closing Price per share of these Marketable Securities for the Calculation Period of 20 Trading Days immediately prior to the Exchange Date (or, in the case of a Cash Merger, for the 20 Trading Days immediately before the date the Reorganization Event is consummated), multiplied by the number of such Marketable Securities received for each Ordinary Share; provided that if no Closing Price for such Marketable Securities may be determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities may be determined for any of such Trading Days, the calculation in the preceding clause (iii) will be based on the Closing Price for the Marketable Securities for the most recent Trading Day prior to such 20 Trading Days for which a Closing Price for the Marketable Securities may be determined pursuant to the definition of "Closing Price".

     "Trust" means the Amdocs Automatic Common Exchange Security Trust.


     "Trust Agreement" means the trust agreement dated as of March 2, 1998 pursuant to which the Trust was formed, as amended and restated as of June 7, 1999.


     "Trustees" means the three trustees who will internally manage the Trust.

     "Underwriters" means Goldman, Sachs & Co., BT Alex. Brown Incorporated and Lehman Brothers Inc., the Underwriters of the Securities.


     "Underwriters' Compensation" means the compensation of $0.67 per Security payable to the Underwriters by the Seller pursuant to the Underwriting Agreement.


     "United States Holder" means a beneficial owner of Securities who or that is (i) a citizen or resident of the United States, (ii) a domestic corporation or (iii) otherwise covered by United States federal income taxation on a net income basis in respect of Securities.

     "Value" means (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the relevant Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator); and (iii) in respect of any share of Marketable Securities, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the relevant Reorganization Event is consummated; provided that if no Closing Price for such Marketable Securities may be determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities may be determined for any of such Trading Days, the calculation in the preceding clause (iii) will be based on the Closing Price for the Marketable Securities for the most recent Trading Day prior to such 20 Trading Days for which a Closing Price for the Marketable Securities may be determined pursuant to the definition of "Closing Price".

                               10,000,000 Shares
                                 AMDOCS LIMITED

                                Ordinary Shares
[AMDOCS LOGO]

                             ----------------------

     This prospectus relates to up to 10,000,000 ordinary shares (or up to 11,500,000 ordinary shares if the underwriters' over-allotment option is exercised in full) beneficially owned by the Amdocs Automatic Common Exchange Security Trust (the "TRACES Trust") shareholder named in this prospectus that may be delivered by the TRACES Trust to holders of Automatic Common Exchange Securities of the TRACES Trust upon exchange of such securities on the Exchange Date as defined in the attached prospectus of the TRACES Trust (the "Trust Prospectus"). The Automatic Common Exchange Securities are being sold by the TRACES Trust in an offering described in the attached Trust Prospectus. See "Trust Prospectus".

     In addition, Amdocs and several of our shareholders are offering for sale up to an aggregate 20,000,000 ordinary shares (or up to 23,000,000 ordinary shares if the underwriters' over-allotment option is exercised in full) directly to the public pursuant to a separate prospectus. Of the 20,000,000 ordinary shares being offered in that offering, 2,000,000 shares are being offered by Amdocs and 18,000,000 shares are being offered by the selling shareholders. The respective closings of the offerings of the Automatic Common Exchange Securities and the ordinary shares are not dependent upon one another.

     Amdocs will not receive any proceeds from the sale of the Automatic Common Exchange Securities by the TRACES Trust or the sale of the ordinary shares by our selling shareholders.

     The ordinary shares are listed on the New York Stock Exchange under the symbol "DOX." The last reported sale price of our ordinary shares on June 7, 1999 was $22.4375 per share.

                             ----------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

GOLDMAN, SACHS & CO.
                           DEUTSCHE BANC ALEX. BROWN
                                                      LEHMAN BROTHERS

                             ----------------------

                         Prospectus dated June 7, 1999.

                      ENFORCEABILITY OF CIVIL LIABILITIES

     We are incorporated under the laws of the Island of Guernsey ("Guernsey"). Several of our directors and officers named herein are not residents of the United States, and a significant portion of our assets and the assets of those persons are located outside the United States. As a result, it may not be possible for investors to effect service of process within the United States upon those persons or to enforce against them in U.S. courts judgments predicated upon the civil liability provisions of the laws of the United States, including the federal securities laws. We have irrevocably appointed Amdocs, Inc., one of our U.S. subsidiaries, as our agent to receive service of process in any action against us in any Federal court or court of the State of New York arising out of the offering and sale of securities in connection with this prospectus.

     We have been advised by Carey Langlois, our Guernsey counsel, that there is doubt as to the enforceability against our directors and officers in Guernsey, whether in original actions in a Guernsey court or in actions in a Guernsey court for the enforcement of judgments of a U.S. court, of civil liabilities predicated solely upon the laws of the United States, including the federal securities laws. However, subject to certain time limitations, Guernsey courts may base original actions in Guernsey on foreign final executory judgments, including those of the United States, for liquidated amounts in civil matters, obtained after completion of due process before a court of competent jurisdiction (according to the rules of private international law currently prevailing in Guernsey) which recognizes and enforces similar Guernsey judgments, provided that:

     - adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard;

     - such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of Guernsey;

     - such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties; and

     - an action between the same parties in the same matter is not pending in any Guernsey court at the time the lawsuit is instituted in the foreign court.

                               PROSPECTUS SUMMARY

     You should read the following summary together with the more detailed information regarding our company and the ordinary shares being sold in this offering and our financial statements and notes to those financial statements appearing elsewhere in this prospectus. Unless otherwise indicated, all information in this prospectus assumes the underwriters' option to purchase additional shares in the offering will not be exercised. See "Description of Share Capital" and "Underwriting". References in this prospectus to "Amdocs," "we," "our," "us" and the "Company" refer to Amdocs Limited and its consolidated subsidiaries and their respective predecessors. References to "dollars" or $ are to United States dollars.

     Unless otherwise stated, all references in this prospectus to ordinary shares are to both voting and nonvoting ordinary shares, all references to percentage ownership of our ordinary shares exclude the effect of the ordinary shares being offered by this prospectus and all references to ordinary voting and nonvoting share ownership, as expressed in percentages, are as of April 30, 1999.

                                     AMDOCS

     We are a leading provider of product-driven information system solutions to major telecommunications companies in North America, Europe and around the world. Our Business Support Systems consist of families of products designed to meet the mission-critical needs of specific market sectors. We provide integrated, comprehensive customer care and billing systems for wireline and wireless network operators and service providers. We also provide customer care and billing systems to companies that offer multiple service packages, commonly referred to as convergent services, such as local, long distance, international, data, Internet, Voice Over Internet Protocol, cellular, personal communications services and paging. In addition, we provide a full-range of directory sales and publishing systems to publishers of both traditional printed yellow page and white page directories and Internet directories.

     Since the inception of our business in 1982, we have concentrated on providing software products and services to major telecommunications companies. By focusing on this market, we believe that we have been able to develop the innovative products and the industry expertise, project management skills and technological competencies required for the advanced, large-scale, specifications-intensive system projects typical of the telecommunications industry. Our customer base includes the largest local exchange service providers in the United States, major foreign network operators and service providers such as Deutsche Telekom (Germany) and Telstra Corporation Ltd. (Australia) and emerging market leaders.

     We believe that our total solutions orientation, product functionality and quality personnel permit us to offer effective solutions to our customers that are both highly innovative and reliable. Our software products are based on an advanced three-tier client-server architecture that provides the flexibility and scalability needed by major companies in the highly competitive, rapidly changing telecommunications industry. We have developed an extensive library of Business Support System software products, providing comprehensive support for the various types of telecommunications operations. Core elements include customer care, order management, call rating, invoice calculation, bill formatting, collections, fraud management and directory publishing. Our products have also been configured to support the growing trend for communications companies to provide convergent wireline and wireless services. We also offer our customers a range of support services to provide a complete systems solution. These services include software customization to address each customer's specific requirements, as well as implementation support, system integration, maintenance, ongoing support and outsourcing services.

     The telecommunications industry is undergoing rapid and fundamental changes due to the increased demand for telecommunications services, deregulation, privatization and technological advancements. These changes are creating opportunities for new entrants to provide both traditional and new types of services, including Internet, Voice over Internet Protocol telephony, Internet directories, data and convergent services. In this environment, telecommunications service providers increasingly need to compete for customers by providing service and product offerings that are differentiated by factors such as service quality, advanced features, rapid implementation of new services, technological innovation and price.

     As a result of these developments, many telecommunications companies are seeking a new generation of information systems to support their operations and to be more competitive. In addition, many new and existing service providers do not have the financial or human resources or technological capability to internally develop efficient, flexible, cost-effective information systems on a timely basis. Moreover, as many telecommunications companies strive to become more consumer oriented, they are concentrating their efforts and resources on marketing to consumers and expanding their service offerings and many are turning to third party vendors for their information systems. All of these factors create significant opportunities for us to provide information system solutions.

     We derive our revenue principally from

     - the sale of our Business Support System products and related services, including license fees and customization and implementation services, and

     - recurring revenue from ongoing maintenance, support, outsourcing and related services provided to our customers and to a lesser degree, from incremental license fees resulting from increases in a customer's subscribers.

     Customer care and billing systems and related services accounted for $199.6 million or 71.5% of our revenue for the six months ended March 31, 1999 and $251.8 million or 62.4% of our revenue for the year ended September 30, 1998. Directory sales and publishing systems and related services and other activities accounted for $79.7 million or 28.5% of our revenue for the six months ended March 31, 1999 and $151.9 million or 37.6% of our revenue for the year ended September 30, 1998.

     As of March 31, 1999, we had approximately 4,150 full-time equivalent employees, of which approximately 3,600 were software and information technology specialists engaged in research, development, maintenance and support activities. Our Israeli subsidiary employs over 2,600 software and information technology specialists and operates our largest development facility. In the United States, our main sales and development center is located in St. Louis, Missouri. The executive offices of our principal subsidiary in the United States are located at 1610 Des Peres Road, St. Louis, Missouri 63131, and the telephone number at that location is (314) 821-3242.

                                  THE OFFERING

Shares offered by Amdocs.............................  2,000,000 shares
Shares offered by the selling shareholders...........  18,000,000 shares
Shares to be outstanding after the offering..........  198,800,024(1)
Use of proceeds......................................  To repay a portion of our outstanding revolving bank debt and for general corporate
                                                       purposes, principally working capital and
                                                       capital expenditures. See "Use of Proceeds".
NYSE symbol..........................................  DOX

------------------------
(1) Based on ordinary shares outstanding as of June 7, 1999. Does not include
    (i) approximately 4,231,000 ordinary shares reserved for issuance upon the exercise of stock options that have been granted through March 31, 1999 under our stock option plan and (ii) approximately 2,369,000 ordinary shares to be reserved for future issuance of stock options under our stock option plan.

     In addition to the offering described in this prospectus, the TRACES Trust shareholder named in this prospectus is offering up to 10,000,000 ordinary shares (or up to 11,500,000 ordinary shares if the underwriters' over-allotment option is exercised in full) that may in certain circumstances be delivered by the TRACES Trust to holders of its Automatic Common Exchange Securities upon exchange of those securities on the Exchange Date.

                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION

     Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") and presented in dollars. The summary consolidated financial information set forth below has been derived from the combined or consolidated financial statements of Amdocs and its subsidiaries for the fiscal periods presented. During the year ended September 30, 1994, Amdocs' operating subsidiaries were operated as a group of companies owned by common shareholders, and financial statements for such periods were prepared on a combined basis and were not audited. Information as of and for the four years ended September 30, 1998 is derived from our consolidated financial statements which have been audited by Ernst & Young LLP, our independent auditors. The summary consolidated financial information as of and for the six months ended March 31, 1999 and 1998 is derived from our unaudited consolidated financial statements. The unaudited financial information reflects all adjustments (consisting only of normal recurring adjustments) that we consider necessary for a fair statement of our consolidated financial position and the results of operations for such periods. The results of operations for the six months ended March 31, 1999 are not necessarily indicative of results to be expected for any future period.

     The information presented below is qualified by the more detailed consolidated financial statements included elsewhere in this prospectus and should be read in conjunction with those consolidated financial statements and the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this prospectus.

                                            SIX MONTHS
                                               ENDED
                                             MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                        -------------------   -------------------------------------------------------
                                          1999       1998       1998       1997       1996       1995        1994
                                          ----       ----       ----       ----       ----       ----        ----
                                            (UNAUDITED)                                                   (UNAUDITED)
                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenue...............................  $279,255   $180,566   $403,767   $290,102   $211,720   $167,312    $121,310
Operating income......................    65,786     35,970     84,895     26,969     35,490     15,377      22,047
Net income(1).........................    43,283     12,066     30,107      5,876     24,508     11,224      16,068
Basic earnings per share..............      0.22       0.09       0.19       0.05       0.23       0.11        0.17
Diluted earnings per share............      0.22       0.09       0.19       0.05       0.22       0.11        0.17
Dividends declared per share(2).......        --       3.76       3.76       0.18       0.35       0.17        0.15

                                      AT MARCH 31,                                   AT SEPTEMBER 30,
                         --------------------------------------   -------------------------------------------------------
                               1999           1999       1998       1998       1997       1996       1995        1994
                               ----           ----       ----       ----       ----       ----       ----        ----
                         (AS ADJUSTED)(4)   (ACTUAL)                                                          (UNAUDITED)
                                      (UNAUDITED)
                                                                  (IN THOUSANDS)
BALANCE SHEET DATA:
Total assets(4)........      $312,747       $301,550   $223,882   $239,966   $220,582   $104,531   $101,483    $ 77,106
Long-term obligations
  (net of current
  portion).............        12,675         12,675    339,615      9,215      7,370      1,663         --          --
Shareholders' equity
  (deficit)(2)(3)(4)...        66,977         25,771   (273,917)   (21,889)    94,253     15,988     29,429      21,872

---------------

(1) In the fourth quarter of fiscal 1997, we recorded nonrecurring charges of $27,563. Of such amount, $25,763 is attributable to the funding of a contribution to a trust and the balance, $1,800, is due to the write-off of in-process technology related to certain software rights acquired from several operating subsidiaries of SBC Communications Inc.

(2) In January 1998, we paid dividends totaling $478,684.

(3) In June 1998, we completed our initial public offering of 18,000 ordinary shares. The net proceeds from the offering to us were $234,190.

(4) Adjusted to give effect to the sale of the 2,000 ordinary shares by us in the offering, at $22.4375 per share, after deducting the underwriting discount and estimated offering expenses. Adjustments assume that $30.0 million of the proceeds we receive in the offering are used to repay outstanding revolving loans under our bank credit facility, which we classify as short-term obligations. See "Use of Proceeds".

                                  RISK FACTORS

     Investing in our ordinary shares involves significant risks. You should carefully consider the following risks before deciding to invest in our ordinary shares. In preparing this document, we have made certain assumptions and projections. We generally use words like "expect," "believe" and "intend" to indicate these assumptions and projections. Our assumptions and projections could be wrong for many reasons, including the reasons discussed in this section. We do not promise to notify you if we learn that our assumptions or projections in this prospectus are wrong. See "Forward-Looking Statements" for more information.

RISKS APPLICABLE TO OUR BUSINESS

FUNDAMENTAL CHANGES IN THE TELECOMMUNICATIONS MARKET COULD REDUCE DEMAND FOR OUR SYSTEMS

     Future developments in the telecommunications industry, such as continued industry consolidation, the formation of alliances among network operators and service providers and changes in the regulatory environment, could adversely affect our existing or potential customers. This could reduce the demand for our products and services. As a result, we may be unable to effectively market and sell our information systems to potential customers in the telecommunications industry.

     We derive a significant portion of our revenue from products and services provided to directory publishers. We believe that the demand for such products and services will be affected by the extent of increased competition between directory publishers and other media channels, as well as a broader introduction of electronic directories. Our new products for these markets may not be successful or we may be unable to maintain our current level of revenue from directory systems.

IF WE CANNOT COMPETE SUCCESSFULLY WITH EXISTING OR NEW COMPETITORS OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED

     We may be unable to compete successfully with existing or new competitors and our failure to adapt to changing market conditions and to compete successfully with established or new competitors could have a material adverse effect on our results of operations and financial condition.

     The market for telecommunications information systems is highly competitive and fragmented, and we expect this competition to increase. We compete with independent providers of information systems and services and with in-house software departments of telecommunications companies. Our competitors include firms that provide comprehensive information systems, software vendors that sell products for particular aspects of a total information system, systems integrators, service bureaus and companies that offer software systems in combination with the sale of network equipment. We anticipate continued growth and competition in the telecommunications industry and, consequently, the emergence of new software providers in the industry that will compete with us.

     We also believe that our ability to compete depends in part on a number of competitive factors, including:

     - the development by others of software that is competitive with our products and services;

     - the price at which others offer competitive software and services;

     - the responsiveness of our competitors to customer needs; and

     - the ability of our competitors to hire, retain and motivate key personnel.

     We compete with a number of companies that have longer operating histories, larger customer bases, substantially greater financial, technical, sales, marketing and other resources, and greater name recognition than do we. Current and potential competitors have established, and may establish in the future, cooperative relationships among themselves or with third parties to increase their ability to address the needs of our prospective customers. Accordingly, new competitors or alliances among competitors may emerge and rapidly acquire significant market share. As a result, our competitors may be able to adapt more quickly than us to new or emerging technologies and changes in customer requirements, and may be able to devote greater resources to the promotion and sale of their products.

WE MUST CONTINUALLY ENHANCE OUR PRODUCTS TO REMAIN COMPETITIVE

     We believe that our future success will depend, to a significant extent, upon our ability to enhance our existing products and to introduce new products and features to meet the requirements of our customers in a rapidly developing and evolving market. We are currently devoting significant resources to refining and expanding our base software modules and to developing Business Support System products that operate on state-of-the-art operating systems. Our present or future products may not satisfy the evolving needs of the telecommunications market. If we are unable to anticipate or respond adequately to such demands, due to resource, technological or other constraints, our business and results of operations could be materially adversely affected.

WE DEPEND ON SBC COMMUNICATIONS INC. FOR A SIGNIFICANT PORTION OF OUR REVENUES

     Our single largest group of customers are SBC Communications Inc., or SBC, and its operating subsidiaries. SBC International Inc., or SBCI, a wholly owned subsidiary of SBC, is also one of our significant shareholders. It currently holds approximately 22.0% of our outstanding ordinary shares. A significant decrease in the sale of products and services to SBC or its subsidiaries may materially adversely affect our results of operations and financial condition.

     Substantially all our work for SBC is conducted directly with SBC's operating subsidiaries, such as Southwestern Bell Mobile Systems, Southwestern Bell Yellow Pages, Southwestern Bell Communications Services (SBC's long distance provider) and Southwestern Bell Telephone Company. These SBC relationships accounted for in the aggregate 16.6% of our total revenue in the first six months of fiscal 1999 and 20.8%, 34.5% and 38.0% of revenue in fiscal 1998, 1997 and 1996, respectively. The absolute amount of revenue attributable to SBC and such subsidiaries amounted to $46.2 million in the first six months of fiscal 1999 and $84.4 million, $99.9 million and $80.5 million in fiscal 1998, 1997 and 1996, respectively.

OUR BUSINESS IS HIGHLY DEPENDENT ON A LIMITED NUMBER OF SIGNIFICANT CUSTOMERS

     Our business is highly dependent on a limited number of significant customers. The loss of any significant customer or a significant decrease in business from any of those customers could have a material adverse effect on our results of operations and financial condition. We have approximately 70 customers, and revenue derived from our five largest customers, excluding SBC and its operating subsidiaries, accounted for approximately 23.5% of revenue in the first six months of fiscal 1999 and 27.1%, 33.2% and 42.7% of revenue in fiscal 1998, 1997 and 1996, respectively.

     Although we have received a substantial portion of our revenue from repeat business with established customers, most of our major customers do not have any obligation to purchase additional products or services and generally have already acquired fully paid licenses to their installed systems. Therefore, our customers may not continue to purchase new systems, system enhancements and services in amounts similar to previous years.

OUR FUTURE SUCCESS DEPENDS ON OUR ABILITY TO DEVELOP LONG-TERM RELATIONSHIPS WITH NEW CUSTOMERS

     We believe that our future success depends to a significant extent on our ability to develop new long-term relationships with successful network operators and service providers. Many new entrants into the telecommunications market lack significant financial and other resources. We may be unable to develop new customer relationships and our new customers may be unsuccessful. Our failure to attract new customer relationships or the failure of new customers to be successful could have a material adverse effect on our business, results of operations and financial condition.

THE SKILLED EMPLOYEES THAT WE NEED MAY BE DIFFICULT TO HIRE AND RETAIN

     Our success depends in large part on our ability to attract, train, motivate and retain highly skilled information technology professionals, software programmers and telecommunications engineers. These types of qualified personnel are in great demand and are likely to remain a limited resource for the foreseeable future. We currently employ 3,600 software and information technology specialists, of which over 2,600 are located in Israel. We intensively recruit technical personnel for our principal development centers in Israel, the United States and Cyprus. Our ability to expand our business is highly dependent upon our success in recruiting such personnel and our ability to manage and coordinate our worldwide development efforts. We may be unable to continue to attract and retain the skilled employees we require and any inability to do so could adversely impact our ability to manage and complete our existing projects and to compete for new customer contracts. In addition, the resources required to attract and retain such personnel may adversely affect our operating margins. The failure to attract and retain qualified personnel may have a material adverse effect on our business, results of operations and financial condition. Our success also depends, to a certain extent, upon the continued active participation of a relatively small group of senior management personnel who have been with us for many years. The loss of the services of all or some of these employees could have a material adverse effect on our business.

OUR QUARTERLY OPERATING RESULTS MAY FLUCTUATE

     We have experienced fluctuations in our quarterly operating results and anticipate that such fluctuations may continue and could intensify. Our quarterly operating results may fluctuate as a result of many factors, including:

     - the size and timing of significant customer projects and license fees;

     - increased competition;

     - cancellations of significant projects by customers;

     - changes in operating expenses;

     - changes in our strategy;

     - personnel changes;

     - foreign currency exchange rates; and

     - general economic and political factors.

     Generally, our license fee revenue and our service fee revenue relating to customization and implementation are recognized as work is performed, using percentage of completion accounting. Given our reliance on a limited number of significant customers, our quarterly results may be significantly affected by the size and timing of customer projects and our progress in completing such projects.

     We believe that the placement of customer orders may be concentrated in specific quarterly periods due to the time requirements and budgetary constraints of our customers. Although we recognize revenue as projects progress, which progress may vary significantly from project to project, we believe that variations in quarterly revenue are sometimes attributable to the timing of initial order placements. Due to the relatively fixed nature of certain of our costs, a decline of revenue in any quarter would result in lower profitability for that quarter and, in such event, the price of our ordinary shares could be materially adversely affected.

     As a result of these factors and the factors that follow, we believe that period-to-period comparisons of our revenues and operating results are not necessarily meaningful.

OUR LENGTHY SALES CYCLE MAKES IT DIFFICULT TO ANTICIPATE THE TIMING OF SALES

     The sales cycle associated with the purchase of our information systems is lengthy, with the time between the making of an initial proposal to a prospective customer and the signing of a sales contract typically being between six and twelve months. Information systems for telecommunications companies are relatively complex and their purchase generally involves a significant commitment of capital, with attendant delays frequently associated with large capital expenditures and implementation procedures within an organization. Moreover, the purchase of such products typically requires coordination and agreement across a potential customer's entire organization. Delays associated with such timing factors may reduce our revenue in a particular period without a corresponding reduction in our costs, which could have a material adverse effect on our results of operations and financial condition.

OUR INTERNATIONAL PRESENCE CREATES SPECIAL RISKS

     We are subject to certain risks inherent in doing business in international markets, including:

     - lack of acceptance of non-localized products,

     - legal and cultural differences in the conduct of business,

     - difficulties in staffing and managing foreign operations,

     - longer payment cycles,

     - difficulties in collecting accounts receivable and withholding taxes that limit the repatriation of earnings,

     - trade barriers,

     - immigration regulations that limit our ability to deploy our employees,

     - political instability, and

     - variations in effective income tax rates among countries where we conduct business.

One or more of these factors could have a material adverse effect on our international operations.

     We maintain three development facilities located in Israel, the United States and Cyprus, operate a support center located in Brazil and have operations in Europe, North America, Latin America and the Asia-Pacific region. Although a majority of our revenue in fiscal 1998 was derived from customers in North America, we obtain significant revenue from customers in Europe, Australia, and Latin America. Our strategy is to continue to broaden our North American and European customer base and to expand into new international markets, the most significant of which are located in Latin America and the Asia-Pacific region.

FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES COULD ADVERSELY AFFECT OUR BUSINESS

     A significant portion of our operating costs are incurred outside the United States, and therefore fluctuations in exchange rates between the currencies in which such costs are incurred and the dollar may have a material adverse effect on our results of operations and financial condition. The cost of our operations in Israel, as expressed in dollars, could be adversely affected by the extent to which any increase in the rate of inflation in Israel is not offset (or is offset on a lagging basis) by a devaluation of the Israeli currency in relation to the dollar. As a result of this differential, from time to time we experience increases in the costs of our operations in Israel, as expressed in dollars, which could in the future have a material adverse effect on our results of operations and financial condition.

     Generally, the effects of fluctuations in foreign currency exchange rates are mitigated by the fact that a significant portion of our revenue is in dollars and we generally hedge our currency exposure on both a short-term and long-term basis with respect to the balance of our revenue.

     The imposition of exchange or price controls or other restrictions on the conversion of foreign currencies could also have a material adverse effect on our business, results of operations and financial condition.

WE MAY BE UNABLE TO PROTECT OUR PROPRIETARY TECHNOLOGY

     Any misappropriation of our technology or the development of competitive technology could seriously harm our business. We regard a substantial portion of our software products and systems as proprietary and rely on a combination of statutory and common law copyright, trademark and trade secret laws, customer licensing agreements, employee and third party non-disclosure agreements and other methods to protect our proprietary rights. We do not include in our software any mechanisms to prevent or inhibit unauthorized use, but we generally enter into confidentiality agreements with our employees, consultants, customers and potential customers and limit access to and distribution of proprietary information.

     The steps we have taken to protect our proprietary rights may be inadequate. If so, we might not be able to prevent others from using what we regard as our technology to compete with us. Existing trade secret, copyright and trademark laws offer only limited protection. In addition, the laws of some foreign countries do not protect our proprietary technology to the same extent as the laws of the United States. Other companies could independently develop similar or superior technology without violating our proprietary rights.

     If we have to resort to legal proceedings to enforce our intellectual property rights, the proceedings could be burdensome and expensive and could involve a high degree of risk.

CLAIMS BY OTHERS THAT WE INFRINGE THEIR PROPRIETARY TECHNOLOGY COULD HARM OUR BUSINESS

     Although we have not received any notices from third parties alleging infringement claims, third parties could claim that our current or future products or technology infringe their proprietary rights. We expect that software developers will increasingly be subject to infringement claims as the number of products and competitors providing software and services to the telecommunications industry increase and overlaps occur. Any claim of infringement by a third party could cause us to incur substantial costs defending against the claim, even if the claim is invalid, and could distract our management from our business. Furthermore, a party making such a claim could secure a judgment that requires us to pay substantial damages. A judgment could also include an injunction or other court order that could prevent us from selling our products. Any of these events could seriously harm our business.

     If anyone asserts a claim against us relating to proprietary technology or information, we might seek to license their intellectual property or to develop non-infringing technology. We might not be able to obtain a license on commercially reasonable terms or on any terms. Alternatively, our efforts to develop non-infringing technology could be unsuccessful. Our failure to obtain the necessary licenses or other rights or to develop non-infringing technology could prevent us from selling our products and could therefore seriously harm our business.

THE TERMINATION OR REDUCTION OF CERTAIN GOVERNMENT PROGRAMS AND TAX BENEFITS COULD ADVERSELY AFFECT OUR OVERALL EFFECTIVE TAX RATE

     We benefit from certain government programs and tax benefits, including programs and benefits in Israel and Cyprus. To be eligible for these programs and tax benefits, we must meet certain conditions. If we fail to meet these conditions we could be required to refund tax benefits already received. Additionally, some of these programs and the related tax benefits are available to us for a limited number of years, and these benefits expire from time to time.

     Any of the following could have a material affect on our overall effective tax rate:

     - some programs may be discontinued,

     - we may be unable to meet the requirements for continuing to qualify for some programs,

     - these programs and tax benefits may be unavailable at their current levels, or

     - upon expiration of a particular benefit, we may not be eligible to participate in a new program or qualify for a new tax benefit that would offset the loss of the expiring tax benefit or we may be required to refund previously accredited tax benefits if we are found to be in violation of the stipulated conditions.

PRODUCT DEFECTS OR SOFTWARE ERRORS COULD ADVERSELY AFFECT OUR BUSINESS

     Design defects or software errors may cause delays in product introductions or damage customer satisfaction and may have a material adverse effect on our business, results of operations and financial condition. Our software products are highly complex and may, from time to time, contain design defects or software errors that may be difficult to detect and correct.

     Since our products are generally used by our customers to perform mission-critical functions, design defects, software errors, misuse of our products, incorrect data from external sources or other potential problems within or out of our control may arise from the use of our products, and may result in financial or other damages to our customers. Completion of the development and implementation phases of a project requires between six and twelve months of work. During this period, a customer's budgeting constraints and internal reviews, over which we have little or no control, can impact operating results. Our failure or inability to meet a customer's expectations in providing products or performing services may result in the termination of our relationship with that customer or could give rise to claims against us. Although we have license agreements with our customers that contain provisions designed to limit our exposure to potential claims and liabilities arising from customer problems, these provisions may not effectively protect us against such claims in all cases. Claims and liabilities arising from customer problems could damage our reputation, adversely affecting our business, results of operations and financial condition.

"YEAR 2000 ISSUES" MAY DISRUPT OUR OPERATIONS

     The term "year 2000 issues" is a general term used to describe the various problems that may result from the improper processing of dates and faulty date calculations by computers and other machinery in the upcoming millennium. These problems generally arise from the fact that most of the world's legacy computer hardware and software have historically used only two digits to identify the year in a date, often meaning that the computer will fail to distinguish dates in the "2000s" from dates in the "1900s". These problems may also arise from other sources such as the use of special codes and conventions in software that make use of the date field.

This could result in a system failure or miscalculation causing disruptions of operations, including, among other things, total failure of mass systems that depend on computers such as electricity, telephone networks and banking systems.

     We believe that a small number of computer products marketed by us or currently used by our customers might not be year 2000 compliant. In addition, some products and services provided to our customers by other software vendors may not be year 2000 compliant, thereby disrupting the ability of our customers to use our software. We have accrued $2.0 million at March 31, 1999, representing the estimated costs to modify our software products to address year 2000 issues under existing agreements for previously sold products. See "Management's Discussion and Analysis of Financial Condition and Results of Operation -- Year 2000 Issues". Our ultimate costs to address the year 2000 issues may significantly exceed our estimates, in which case those costs could have a material adverse effect on our results of operations and business and financial condition. Moreover, due to our dependence on a limited number of significant customers, any material adverse impact on such customers due to year 2000 issues could also have a material adverse effect on our results of operations, business and financial conditions.

OUR SOFTWARE PRODUCTS MAY NOT SUCCESSFULLY ACCEPT THE NEW EUROPEAN MONETARY UNION CURRENCY, OR EURO, OR CONVERT FROM LOCAL CURRENCIES TO THE EURO

     The euro is being phased in over a three-year period which commenced January 1, 1999 when participating European countries began using the euro currency for non-cash transactions. Computer systems and software products will need to be designed or modified to accept the euro currency and, during a transitional phase, will need to accept both the euro and local currencies. The conversion to the euro currency will require restructuring of databases and internal accounting systems and may require the conversion of historical data. We intend to offer software products that are capable of accepting the euro currency and converting from local currencies to the euro and vice versa. Our software or software provided to our customers by other vendors may not ensure an errorless transition to the euro currency. We have accrued $1.9 million at March 31, 1999, representing the estimated costs to modify our software products to accept the euro currency under existing agreements for previously sold products. Our ultimate costs may significantly exceed our estimates, in which case those costs could have a material adverse effect on our results of operations, business and financial condition.

OUR DEVELOPMENT FACILITIES IN ISRAEL AND CYPRUS MAY BE ADVERSELY AFFECTED BY POLITICAL AND ECONOMIC CONDITIONS IN THOSE COUNTRIES

     Our largest development center is located in the State of Israel. Although a substantial majority of our sales are made to customers outside Israel and we maintain significant service teams on site with our customers, we are nonetheless directly influenced by the political, economic and military conditions affecting Israel. Any major hostilities involving Israel or the interruption or curtailment of trade between Israel and its current trading partners could have a material adverse effect on our business. We have developed certain contingency plans to move certain development operations to various sites both within and outside of Israel in the event political or military conditions disrupt our normal operations.

     Israel has entered into peace agreements with both Egypt and Jordan and is in the process of conducting peace negotiations with the Palestinian Community. Moreover, several other countries have announced their intentions to establish trade and other relations with Israel. Israel, however, has not entered into any peace arrangement with Syria or Lebanon. In addition, in recent months there has been a deterioration in Israel's relationship with the Palestinian Community.

     Consequently, we cannot predict how the peace process will develop or what effect it may have on us or our business.

     In addition, our development facility in Cyprus may be adversely affected by political conditions in that country. As a result of intercommunal strife between the Greek and Turkish communities, Turkish troops invaded Cyprus in 1974 and continue to occupy approximately 40% of the island. Efforts to resolve the problem have not yet resulted in an agreeable solution. Recently, tensions between the parties involved have increased significantly over certain military defense issues. Any major hostilities between Cyprus and Turkey may have a material adverse effect on our development facility in Cyprus.

RISKS APPLICABLE TO OUR CAPITAL STRUCTURE

A FEW OF OUR SHAREHOLDERS MAY BE ABLE TO EXERCISE CONTROL OVER ALL MATTERS REQUIRING SHAREHOLDER APPROVAL

     As a result of the concentration of ownership of our ordinary voting shares, some shareholders may be able to exercise control over matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. This control may have the effect of delaying or preventing a change in control of Amdocs.

     Our ordinary voting shares are currently owned as follows:

     - 34.2% by Welsh, Carson, Anderson & Stowe, or WCAS, a private investment firm, and its affiliates,

     - 8.6% by SBCI, and

     - 27.4% by Amdocs International Limited, or AIL, a private company beneficially owned by Morris S. Kahn.

     SBCI also owns ordinary nonvoting shares, which together with its ordinary voting shares represent 22.0% of the ordinary shares outstanding. In addition, WCAS and certain entities in which members of our management have a beneficial interest have granted irrevocable proxies with respect to a portion of the ordinary shares held by them to a company beneficially owned by Morris S. Kahn. Giving effect to such proxies, the company beneficially owned by Morris S. Kahn and AIL together have the right to vote 45.2% of our ordinary voting shares, WCAS and its affiliates have the right to vote 20.1% of our ordinary voting shares and SBCI has the right to vote 8.6% of our ordinary voting shares.

     Affiliates of WCAS and certain other investors, or the WCAS Investors, have granted a call option on some of the ordinary shares that they hold to SBCI, AIL and others who were shareholders of Amdocs prior to our initial public offering in June 1998. The call option may be exercised if we achieve specified revenue and cash flow targets in fiscal 1998 and 1999, which targets were achieved for fiscal 1998. If exercised, the option would increase the relative ownership of SBCI, AIL and those other shareholders and decrease the relative ownership of WCAS. If the targets are met in full, the WCAS Investors will hold 28.1% of our ordinary voting shares and AIL will hold 31.0% of our ordinary voting shares.

THE MARKET PRICE OF OUR ORDINARY SHARES HAS AND MAY CONTINUE TO FLUCTUATE WIDELY

     The market price of our ordinary shares has fluctuated widely and may continue to do so. For example, since our initial public offering in June 1998 through June 7, 1999 the closing price of our ordinary shares ranged from a high of $28.88 per share to a low of $8.38 per share. Many factors could cause the market price of our ordinary shares to rise and fall. Some of these factors are:

     - variations in our quarterly operating results;

     - announcements of technological innovations;

     - introduction of new products or new pricing policies by us or our competitors;

     - trends in the telecommunications industry;

     - acquisitions or strategic alliances by us or others in our industry;

     - changes in estimates of our performance or recommendations by financial analysts; and

     - market conditions in the industry and the economy as a whole.

     In addition, the stock market experiences significant price and volume fluctuations. These fluctuations particularly affect the market prices of the securities of many high technology companies. These broad market fluctuations could adversely affect the market price of our ordinary shares. When the market price of a stock has been volatile, holders of that stock have often instituted securities class action litigation against the company that issued the stock. If any of our stockholders brought a securities class action lawsuit against us, we could incur substantial costs defending the lawsuit. The lawsuit could also divert the time and attention of our management. Any of these events could seriously harm our business.

FUTURE SALES BY EXISTING SHAREHOLDERS COULD DEPRESS THE MARKET PRICE OF OUR ORDINARY SHARES

     Sales of substantial amounts of ordinary shares in the public market, or the perception that such sales could occur, could adversely affect prevailing market prices for the ordinary shares. We currently have 196,800,024 ordinary shares issued and outstanding, all of which are either freely tradeable on the NYSE or currently eligible for sale pursuant to Rule 144, under the Securities Act of 1933, or the Securities Act (subject to compliance with the volume and manner of sale limitation of Rule 144), or pursuant to another exemption from the registration requirements of the Securities Act.

     Our principal shareholders have the right, in certain circumstances, to require us to register their shares under the Securities Act for resale to the public. In addition, we expect to register under the Securities Act up to a total of 6,600,000 ordinary shares reserved for issuance upon the exercise of options that have been or may be granted under our stock option plans. The right to exercise options outstanding under these plans is subject to certain vesting requirements.

WE DO NOT ANTICIPATE PAYING DIVIDENDS ON OUR ORDINARY SHARES IN THE FORESEEABLE FUTURE

     We do not anticipate paying dividends on our ordinary shares in the foreseeable future. In addition, the terms of bank debt incurred by our subsidiaries effectively prevent us from paying cash dividends.

THE RIGHTS OF SHAREHOLDERS OF GUERNSEY CORPORATIONS DIFFER IN SOME RESPECTS FROM THOSE OF SHAREHOLDERS OF UNITED STATES CORPORATIONS

     We are incorporated under the laws of Guernsey. The rights of holders of ordinary shares are governed by Guernsey law, including the Companies Act of Guernsey, and by our Articles of Association. These rights differ in some respects from the rights of shareholders in corporations incorporated in the United States. See "Description of Share Capital" and "Comparison of United States and Guernsey Corporate Law" for a discussion of the material differences.

                                USE OF PROCEEDS

     The net proceeds to us from our sale of the 2,000,000 ordinary shares in the offering will be approximately $41.2 million, after deducting the underwriting discount and the estimated offering expenses payable by us.

     We intend to use a portion of the proceeds received by us to repay up to $30.0 million principal amount of outstanding loans under our revolving credit facility. The debt to be repaid matures in June 1999 and bears interest at a rate of approximately 5.5% per annum. We expect that any proceeds not used to repay this debt will be used for general corporate purposes, including working capital and capital expenditures. We may also use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in businesses, technologies, products or services that are complementary to our business. We do not currently have any commitments or agreements with respect to any such acquisitions or investments. Pending any of these uses, we intend to invest the net proceeds from this offering in short-term, interest-bearing, investment grade securities.

     We will not receive any of the proceeds from the sale of the ordinary shares by the selling shareholders or the sale of the Automatic Common Exchange Securities by the TRACES Trust.

                       MARKET PRICES AND DIVIDEND POLICY

     Our ordinary shares have been quoted on the NYSE since June 19, 1998 under the symbol "DOX". Through June 7, 1999, the high and low reported closing prices for the ordinary shares were as follows:

                                                               HIGH      LOW      DIVIDENDS
                                                               ----      ---      ---------
Fiscal Year 1998:
  Third Quarter 1998 (since June 19, 1998)..................  $16.50    $14.00       --
  Fourth Quarter 1998.......................................  $15.50    $ 8.38       --
Fiscal Year 1999:
  First Quarter 1999........................................  $17.25    $ 8.88       --
  Second Quarter 1999.......................................  $25.81    $15.06       --
  Third Quarter 1999 (through June 7, 1999).................  $28.88    $21.00

     As of June 7, 1999, the last reported closing price of the ordinary shares on the New York Stock Exchange was $22.4375 and ordinary shares were held by approximately 139 recordholders. Based on a review of the addresses of such holders, 90 recordholders, holding approximately 62.6% of the outstanding ordinary shares, were residents of the United States.

     Shareholders are advised to obtain a current market quotation for our ordinary shares.

     Although in the past we have paid substantial cash dividends, we do not anticipate paying cash dividends on our ordinary shares in the foreseeable future. We declared dividends to our shareholders during fiscal 1998, 1997 and 1996 of $478.7 million, $19.3 million and $37.9 million, respectively. See "Certain Transactions". We currently intend to retain our earnings to finance the development of our business.

     Any future dividend policy will be determined by our board of directors based upon conditions then existing, including our earnings, financial condition and capital requirements, as well as such economic and other conditions as the board of directors may deem relevant. The terms of the revolving credit agreement under which several of our subsidiaries are borrowers effectively prevent us from paying cash dividends. In addition, future agreements under which we or any of our subsidiaries may incur indebtedness may contain limitations on our ability to pay cash dividends.

                  SELECTED CONSOLIDATED FINANCIAL INFORMATION

     Our consolidated financial statements are prepared in accordance with U.S. GAAP and presented in dollars. The selected consolidated financial information set forth below has been derived from the combined or consolidated financial statements of Amdocs and its subsidiaries for the fiscal periods presented. During the year ended September 30, 1994, Amdocs' operating subsidiaries were operated as a group of companies owned by common shareholders and financial statements for such periods were prepared on a combined basis and were not audited. Information as of and for the four years ended September 30, 1998 is derived from our consolidated financial statements which have been audited by Ernst & Young LLP, our independent auditors. The selected consolidated financial information as of and for the six months ended March 31, 1999 and 1998 is derived from our unaudited consolidated financial statements. The unaudited financial information reflects all adjustments (consisting only of normal recurring adjustments) that we consider necessary for a fair statement of our consolidated financial position and the results of operations for such periods. The results of operations for the six months ended March 31, 1999 are not necessarily indicative of results to be expected for any future period.

     The information presented below is qualified by the more detailed consolidated financial statements included elsewhere in this prospectus and should be read in conjunction with those consolidated financial statements and the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this prospectus.

                                            SIX MONTHS
                                               ENDED
                                             MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                        -------------------   -------------------------------------------------------
                                          1999       1998       1998       1997       1996       1995        1994
                                          ----       ----       ----       ----       ----       ----        ----
                                            (UNAUDITED)                                                   (UNAUDITED)
                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenue...............................  $279,255   $180,566   $403,767   $290,102   $211,720   $167,312    $121,310
Operating income......................    65,786     35,970     84,895     26,969     35,490     15,377      22,047
Net income(1).........................    43,283     12,066     30,107      5,876     24,508     11,224      16,068
Basic earnings per share..............      0.22       0.09       0.19       0.05       0.23       0.11        0.17
Diluted earnings per share............      0.22       0.09       0.19       0.05       0.22       0.11        0.17
Dividends declared per share(2).......        --       3.76       3.76       0.18       0.35       0.17        0.15

                                          AT MARCH 31,                                   AT SEPTEMBER 30,
                             --------------------------------------   -------------------------------------------------------
                                   1999           1999       1998       1998       1997       1996       1995        1994
                                   ----           ----       ----       ----       ----       ----       ----        ----
                             (AS ADJUSTED)(4)   (ACTUAL)                                                          (UNAUDITED)
                                          (UNAUDITED)
                                                                      (IN THOUSANDS)
BALANCE SHEET DATA:
Total assets(4)............      $312,747       $301,550   $223,882   $239,966   $220,582   $104,531   $101,483    $ 77,106
Long-term obligations (net
  of current portion)......        12,675         12,675    339,615      9,215      7,370      1,663         --          --
Shareholders' equity
  (deficit)(2)(3)(4).......        66,977         25,771   (273,917)   (21,889)    94,253     15,988     29,429      21,872

---------------

(1) In the fourth quarter of fiscal 1997, we recorded nonrecurring charges of $27,563. Of such amount, $25,763 is attributable to the funding of a contribution to a trust and the balance, $1,800, is due to the write-off of in-process technology related to certain software rights acquired from several operating subsidiaries of SBC Communications Inc.

(2) In January 1998, we paid dividends totaling $478,684.

(3) In June 1998, we completed our initial public offering of 18,000 ordinary shares. The net proceeds from the offering to us were $234,190.

(4) Adjusted to give effect to the sale of the 2,000 ordinary shares by us in the offering, at $22.4375 per share, after deducting the underwriting discount and estimated offering expenses. Adjustments assume that $30.0 million of the proceeds we receive in the offering are used to repay outstanding revolving loans under our bank credit facility, which we classify as short-term obligations. See "Use of Proceeds".

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

INTRODUCTION

     In Management's Discussion and Analysis we explain the general financial condition and the results of operations for Amdocs and its subsidiaries including:

     - what factors affect our business,

     - what our revenue and costs were in the first six months of fiscal 1999 and 1998 and fiscal 1998, 1997 and 1996,

     - why those revenue and costs were different from period to period,

     - the sources of our revenue,

     - how all of this affects our overall financial condition,

     - what our expenditures were in the first six months of fiscal 1999 and 1998 and fiscal 1998, 1997 and 1996, and

     - the sources of our cash to pay for future capital expenditures.

     As you read Management's Discussion and Analysis, it may be helpful to refer to Amdocs' financial statements. In Management's Discussion and Analysis, we analyze and explain the six month to six month and annual changes in the specific line items in the consolidated statements of operations. Our analysis may be important to you in making decisions about your investment in Amdocs. Our analysis contains certain forward looking statements that involve risk and uncertainties. Our actual results could differ materially from the results reflected in these forward looking statements as they are subject to a variety of risk factors. See "Risk Factors" for more information. We disclaim any obligation to update our forward looking statements.

OVERVIEW

     We are a leading provider of customized software products and services to the telecommunications industry, primarily customer care and billing systems, or CC&B Systems, for wireline, wireless and multiple-service or convergent network operators and service providers. We also supply directory sales and publishing systems, or Directory Systems, to publishers of both traditional printed yellow page and white page directories and Internet directories. Our products are mission-critical for a customer's operations. Due to the complexity of the process and the expertise required for system support, we also provide extensive customization, implementation, integration, ongoing support, system enhancement, maintenance and outsourcing services.

     We derive our revenue principally from:

     - the initial sale of our products and related services, including license fees and customization, implementation and integration services; and

     - recurring revenue from ongoing maintenance, support, outsourcing and related services provided to our customers and, to a lesser degree, from incremental license fees resulting from increases in a customer's subscribers.

     License revenue is recognized concurrently as work is performed, using percentage of completion accounting. Service revenue that involves significant ongoing obligations, including fees for customization, implementation and support services, is also recognized as work is performed, under the percentage of completion method. Revenue from ongoing support and outsourcing services is recognized as work is performed. Revenue from third party hardware and software sales is recognized upon delivery. Maintenance revenue is recognized ratably over the term of the maintenance agreement. As a result of our percentage of completion accounting policies, our annual and quarterly operating results may be significantly affected by the size and timing of customer projects and our progress in completing such projects.

     Since 1992, we have invested substantial resources to develop our information technology and to expand our range of products. As a result of significant information technology expenditures, we were able to offer a full range of integrated applications for our CC&B Systems; at the same time factors such as increased demand for services, deregulation, privatization and technological advancements began to transform the telecommunications industry.

     - License and service fees from the sale of CC&B Systems amounted to $199.6 million for the six months ended March 31, 1999, representing 71.5% of our revenue for such period.

     We believe that the demand for CC&B Systems will continue to increase as the size and complexity of the telecommunications industry increases and that CC&B Systems will account for a larger share of our total revenue over time.

     Although the business of publishing traditional yellow page and white page directories is a mature business in the United States, it continues to be a significant source of revenue for us worldwide. We believe that we are a leading provider of Directory Systems in most of the markets we serve.

     - License and service fee revenue from the sale of Directory Systems totaled $79.7 million for the six months ended March 31, 1999 accounting for 28.5% of our revenue for such period.

     We believe that the demand for Directory Systems will be favorably impacted by a broader introduction of electronic directories. However, we anticipate that the relative contribution of license and service fees for Directory Systems to total revenue will decrease over time. We have also recently introduced a number of new products for Internet and electronic commerce applications. We anticipate that over the next several years products developed or to be developed for such applications will make a modest but increasing contribution to revenue.

     Our research and development activities involve the development of new software modules and product offerings in response to an identified market demand, usually in conjunction with a customer project. We also expend additional amounts on applied research and software development activities to keep abreast of new technologies in the telecommunications market. In the next several years, we intend to continue to make significant investments in our research and development activities both for CC&B Systems and Directory Systems.

RESULTS OF OPERATIONS

     The following table sets forth, for the six months ended March 31, 1999 and 1998 and for the years ended September 30, 1998, 1997 and 1996, certain items in our consolidated statements of operations reflected as a percentage of total revenue:

                                                    SIX MONTHS
                                                      ENDED               YEAR ENDED
                                                    MARCH 31,            SEPTEMBER 30,
                                                  --------------    -----------------------
                                                  1999     1998     1998     1997     1996
                                                  ----     ----     ----     ----     ----
Revenue:
  License.......................................   11.6%    10.2%    10.6%     9.0%     7.7%
  Service.......................................   88.4     89.8     89.4     91.0     92.3
                                                  -----    -----    -----    -----    -----
                                                  100.0    100.0    100.0    100.0    100.0
Operating expenses:
  Cost of license...............................    1.0      3.2      2.7      1.3      1.9
  Cost of service...............................   57.4     58.0     57.3     59.9     61.0
  Research and development......................    6.3      6.1      6.3      6.0      6.9
  Selling, general and administrative...........   11.8     12.8     12.7     14.0     13.4
  Nonrecurring charges..........................     --       --       --      9.5       --
                                                  -----    -----    -----    -----    -----
                                                   76.5     80.1     79.0     90.7     83.2
                                                  -----    -----    -----    -----    -----
Operating income................................   23.5     19.9     21.0      9.3     16.8
Other expense, net..............................    1.4      6.5      6.0      1.1      0.2
                                                  -----    -----    -----    -----    -----
Income before income taxes......................   22.1     13.4     15.0      8.2     16.6
Income taxes....................................    6.6      6.7      7.5      6.2      5.0
                                                  -----    -----    -----    -----    -----
Cumulative effect of a change in accounting
  principle, net................................     --       --        *       --       --
Net income......................................   15.5%     6.7%     7.5%     2.0%    11.6%
                                                  =====    =====    =====    =====    =====

---------------
* Less than 0.1%

SIX MONTHS ENDED MARCH 31, 1999 AND 1998

     REVENUE. Revenue for the six months ended March 31, 1999 was $279.3 million, an increase of $98.7 million, or 54.7%, compared to the six months ended March 31, 1998, primarily due to additional CC&B Systems sales to European customers. License revenue increased from $18.4 million in the first six months of fiscal 1998 to $32.3 million in the first six months of fiscal 1999, an increase of 75.5%, and service revenue increased 52.3% by $84.8 million in the first six months of fiscal 1999, from $162.1 million in the first six months of fiscal 1998 to $246.9 million in the first six months of fiscal 1999. Total CC&B Systems revenue for the six months ended March 31, 1999 was $199.6 million, an increase of $98.6 million, or 97.6%, compared to the prior year's first six months. Revenue attributable to Directory Systems was $79.7 million for the six months ended March 31, 1999, an increase of $0.1 million, or 0.1%, from the first six months of fiscal 1998.

     In the six months ended March 31, 1999, revenue from customers in North America, Europe and the rest of the world accounted for 44%, 36% and 20%, respectively, compared to 58%, 20%, and 22% respectively, in the six months ended March 31, 1998.

     COST OF LICENSE. Cost of license for the six months ended March 31, 1999 was $2.7 million, a decrease of $3.2 million, or 54.1%, from cost of license for the six months ended March 31, 1998. Cost of license includes amortization of purchased computer software and intellectual property rights.

     COST OF SERVICE. Cost of service for the first six months of fiscal 1999 was $160.2 million, an increase of $55.4 million, or 52.9%, compared to the cost of service of $104.8 million for the first six months of fiscal 1998. As a percentage of revenue, cost of service decreased to 57.4% in the six months ended March 31, 1999 from 58.0% in the first six months of fiscal 1998. The absolute increase in cost of service is consistent with the increase in revenue for the first six months of fiscal 1999, as these costs are predominately compensation related and reflect increased employment levels required to support the growth in revenue.

     RESEARCH AND DEVELOPMENT. Research and development expense is primarily comprised of compensation expense attributed to research and development activities, usually in conjunction with customer contracts. In the six months ended March 31, 1999, research and development expense was $17.5 million, or 6.3% of revenue, compared with $11.0 million, or 6.1% of revenue, in the six months ended March 31, 1998. The increase in research and development expense represents ongoing expenditures for both CC&B Systems and Directory Systems.

     SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expense is primarily comprised of compensation expense and increased by 43.6% to $33.1 million, or 11.8% of revenue, in the six months ended March 31, 1999 from $23.0 million, or 12.8% of revenue, in the corresponding period of fiscal 1998.

     OPERATING INCOME. Operating income in the six months ended March 31, 1999 was $65.8 million, as compared with $36.0 million in the first six months of fiscal 1998, an increase of 82.9%. As a percentage of revenue, operating income was 23.5% in the first six months of fiscal 1999 as compared to 19.9% in the first six months of fiscal 1998, primarily due to an increase in license revenue and a decrease in cost of license. In addition, selling, general and administrative expense increased at a lesser rate than revenue.

     OTHER EXPENSE, NET. Other expense, net is primarily interest expense incurred by us related to senior bank debt and subordinated debt, which was substantially repaid from the proceeds of our initial public offering. In the first six months of fiscal 1999, other expense, net was $4.0 million, a decrease of $7.8 million from the first six months of fiscal 1998.

     INCOME TAXES. Income taxes in the six months ended March 31, 1999 were $18.6 million on income before taxes of $61.8 million. In the prior year's first half, income taxes were $12.1 million on income before taxes of $24.1 million. See discussion below "-- Effective Tax Rate".

     NET INCOME. Net income was $43.3 million in the first six months of fiscal 1999 compared to $12.1 for the first six months of fiscal 1998. The increase was primarily the result of an increase in operating income and a decrease in interest expense, which also resulted in an increase in earnings per share from $.09 in the first six months of fiscal 1998 to $0.22 in the first six months of fiscal 1999.

YEARS ENDED SEPTEMBER 30, 1998 AND 1997

     REVENUE. Revenue for the year ended September 30, 1998 was $403.8 million, an increase of $113.7 million, or 39.2%, compared to the prior year. License revenue increased from $26.0 million in fiscal 1997 to $42.9 million in fiscal 1998, an increase of 65.0%, and service revenue increased 36.6%, or $96.8 million, in fiscal 1998. Total CC&B Systems revenue for the year ended September 30, 1998 was $251.8 million, an increase of $85.5 million, or 51.4%, compared to the prior fiscal year. Revenue attributable to Directory Systems was $151.9 million for the year ended September 30, 1998, an increase of $28.2 million, or 22.8%, from fiscal 1997. The growth in revenue is attributable to sales to new customers as well as sales of additional products and services to existing customers.

     In fiscal 1998, revenue from customers in North America, Europe and the rest of the world accounted for 52.2%, 27.2% and 20.6%, respectively, compared to 63.8%, 11.3% and 24.9%, respectively, in fiscal 1997.

     COST OF LICENSE. Cost of license for fiscal 1998 was $10.7 million, an increase of $7.0 million, or 189.2%, from cost of license for fiscal 1997. Cost of license in fiscal 1998 includes amortization of purchased computer software and intellectual property rights, and in fiscal 1997 included royalty expense paid to some subsidiaries of SBC in connection with the grant to us of licenses to use certain software jointly developed with those subsidiaries.

     COST OF SERVICE. Cost of service for fiscal 1998 was $231.4 million, an increase of $57.7 million, or 33.2%, from cost of service of $173.7 million for fiscal 1997. As a percentage of revenue, cost of service decreased to 57.3% in fiscal 1998 from 59.9% in fiscal 1997. The absolute increase in cost of service is consistent with the increase in revenue for the period, as these costs are predominately for compensation and reflect increased employment levels needed to support the growth in revenue.

     RESEARCH AND DEVELOPMENT. Research and development expense is primarily comprised of compensation expense for employees engaged in research and development activities, usually in conjunction with customer contracts. In fiscal 1998, research and development expense was $25.6 million, or 6.3% of revenue, compared with $17.4 million, or 6.0% of revenue, in fiscal 1997. The increase in research and development expense in fiscal 1998 represents ongoing expenditures for both CC&B Systems and Directory Systems.

     SELLING, GENERAL AND ADMINISTRATIVE. Compensation is the largest component of selling, general and administrative expense. Selling, general and administrative expense increased by 25.5% to $51.2 million, in fiscal 1998 from $40.8 million in the prior fiscal year. However, selling, general and administrative expense as a percentage of revenue decreased from 14.0% of revenue in fiscal 1997 to 12.7% of revenue in fiscal 1998.

     OPERATING INCOME. Operating income in fiscal 1998 was $84.9 million, as compared with $54.5 million in fiscal 1997, excluding the effect of the nonrecurring charges in that fiscal year, an increase of 55.8%. As a percentage of revenue, operating income was 21.0% in fiscal 1998 compared to 18.8% in fiscal 1997, excluding the effect of the nonrecurring charges in fiscal 1997.

     OTHER EXPENSE, NET. Other expense, net is primarily interest expense incurred by us related to senior bank debt and subordinated debt, which debt was substantially repaid from the proceeds of our initial public offering. In fiscal 1998, such interest expense was $24.1 million, an increase of $20.8 million from fiscal 1997.

     INCOME TAXES. Income taxes in fiscal 1998 were $30.4 million on income before taxes of $60.8 million. In the prior year, income taxes were $17.8 million on income before taxes of $23.7 million. Our consolidated effective tax rate for fiscal 1998 was 50%, due to significant interest expense in a tax jurisdiction in which we are tax exempt, which resulted in no tax benefit to offset the tax expense incurred in other jurisdictions. In fiscal 1997, we sustained a loss in a tax jurisdiction in which we are tax exempt, which resulted in no tax benefit to offset tax expense incurred in other jurisdictions.

     NET INCOME. Our net income was $30.1 million in fiscal 1998 compared with net income of $5.9 million in fiscal 1997. The increase was primarily the result of an increase in operating income. In addition, in fiscal 1998 we incurred $24.1 million in interest expense related to outstanding debt; while in fiscal 1997 we had a nonrecurring charge of $27.6 million.

YEARS ENDED SEPTEMBER 30, 1997 AND 1996

     REVENUE. Revenue for fiscal 1997 was $290.1 million, an increase of $78.4 million, or 37.0%, from fiscal 1996. License revenue increased from $16.3 million in fiscal 1996 to $26.0 million in fiscal 1997, an increase of 59.5%, and service revenue increased 35.1% or $68.7 million in fiscal 1997. The majority of the increase in total revenue was due to the expansion of the CC&B Systems business. Total CC&B Systems revenue for fiscal 1997 was $166.3 million, an increase of $63.9 million, or 62.3%, from the prior year. Revenue attributable to Directory Systems was $123.8 million for fiscal 1997, an increase of $14.5 million, or 13.3%, from fiscal 1996.

     In fiscal 1997, revenue from customers in North America, Europe and the rest of the world accounted for 63.8%, 11.3% and 24.9% respectively, compared to 67.5%, 14.5% and 18.0%, respectively, in fiscal 1996.

     COST OF LICENSE. Cost of license for fiscal 1997 was $3.7 million, a decrease of $0.3 million, or 7.5%, from fiscal 1996 cost of license of $4.0 million. The decrease was due to the acquisition of certain software rights from several operating subsidiaries of SBC, which eliminated the requirement to pay royalties.

     COST OF SERVICE. Cost of service for fiscal 1997 was $173.7 million, an increase of $44.5 million, or 34.4%, from fiscal 1996 cost of service of $129.2 million. As a percentage of revenue, cost of service decreased to 59.9% in fiscal 1997 from 61.0% in fiscal 1996. The absolute increase in cost of service was consistent with the increase in revenue for the period, and reflected increased compensation attributable to higher employment levels needed to support the growth in revenue.

     RESEARCH AND DEVELOPMENT. In fiscal 1997, research and development expense was $17.4 million, or 6.0% of revenue, compared with $14.7 million, or 6.9% of revenue, in fiscal 1996. The absolute increase in research and development expense in fiscal 1997 represented ongoing expenditures for both CC&B Systems and Directory Systems, while the decrease as a percentage of revenue was attributable to the overall increase in revenue for the period.

     SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expense increased to $40.8 million, or 14.0% of revenue, in fiscal 1997 from $28.3 million, or 13.4% of revenue, in the prior year, an increase of 43.8%. The increase was primarily attributable to increased marketing efforts for our CC&B Systems.

     NONRECURRING CHARGES. In the fourth quarter of fiscal 1997, we recorded nonrecurring charges of $27.6 million. Of such amount, $1.8 million was due to the write-off of in-process research and development for technology related to certain software rights (which rights include the termination of related future royalty payment obligations) acquired from several operating subsidiaries of SBC and the balance, $25.8 million, was attributable to the funding of a contribution to a trust for the benefit of certain officers and employees. See "Management -- Employee Trust Agreement".

     OPERATING INCOME. As a result of the $27.6 million of nonrecurring charges recognized in fiscal 1997, operating income in fiscal 1997 was $27.0 million, as compared with $35.5 million in fiscal 1996. As a percentage of revenue, operating income was 9.3% in fiscal 1997 as compared to 16.8% in fiscal 1996. Excluding the effect of the nonrecurring charges, operating income would have been $54.5 million in fiscal 1997, or 18.8% of revenue, an increase of $19.0 million, or 53.4%, between fiscal 1997 and 1996. The increase in operating income as a percentage of revenue (excluding the effect of the nonrecurring charges) was primarily attributable to increased license revenue.

     OTHER EXPENSE, NET. Other expense, net was an expense of $0.5 million in fiscal 1996 and an expense of $3.3 million in fiscal 1997. The increase in fiscal 1997 was attributable to the settlement of the claims of various taxing authorities for additional taxes for years prior to such fiscal year. Approximately $3.0 million of expense was included in fiscal 1997 for interest on the tax assessments.

     INCOME TAXES. Income taxes in fiscal 1997 were $17.8 million on income before taxes of $23.7 million. In fiscal 1996, income taxes were $10.5 million on income before taxes of $35.0 million. In fiscal 1997, we paid income taxes for the operations of our subsidiaries, principally in the United States, the United Kingdom and Israel, and recorded a loss in Guernsey, a jurisdiction in which we are tax-exempt.

     NET INCOME. We had net income of $5.9 million in fiscal 1997 compared with net income of $24.5 million in fiscal 1996, primarily as a result of the $27.6 million for the nonrecurring charges incurred in fiscal 1997.

LIQUIDITY AND CAPITAL RESOURCES

  FINANCING TRANSACTIONS

     We have primarily financed our operations through cash generated from operations and borrowings from banks and other lenders. Cash and cash equivalents totaled $26.9 million at March 31, 1999 compared to $25.4 million at September 30, 1998. Net cash provided by operating activities amounted to $38.3 million and $11.8 million for the first half of fiscal 1999 and 1998, respectively.

     We currently intend to retain our earnings to repay our outstanding loans and to finance the development of our business. The terms of our bank agreement effectively restrict our ability to pay cash dividends.

     At March 31, 1999, we had short term lines of credit totaling $152.0 million from various banks or bank groups, of which $75.9 million was outstanding. As of that date, we had also utilized approximately $8.2 million of our revolving credit facility to support outstanding letters of credit. We intend to use a portion of the net proceeds from our sale of ordinary shares in the offering to repay a portion of amounts outstanding under our revolving credit facility. See "Use of Proceeds".

     At March 31, 1999, we had negative working capital of $48.3 million as compared to negative working capital of $84.3 million at September 30, 1998. We do not believe this will have a negative impact on our liquidity as this temporary situation is primarily a result of a three-year revolving credit facility which we intend to repay with part of the proceeds we receive in the offering and with cash flows from operations. We believe that cash generated from operations and our current lines of credit will provide sufficient resources to meet our needs in the near future.

     At March 31, 1999, we had long-term obligations outstanding of $16.9 million in connection with vehicle leasing arrangements.

     Currently, our capital expenditures are funded primarily by operating cash flows and capital leasing arrangements. We do not anticipate any change to this policy in the foreseeable future.

  NET DEFERRED TAX ASSETS

     Based on our assessment, it is more likely than not that all the net deferred tax assets at March 31, 1999 will be realized through future taxable earnings. No significant increase in future taxable earnings would be required to fully realize the net deferred tax assets.

YEAR 2000 ISSUES

     OUR STATE OF READINESS. We have identified the information technology, or IT, and non-IT systems, software and products which could be affected by year 2000 issues, and have assessed the efforts required to remediate or replace them. We have also identified versions of our products that will not be made compliant and are assisting customers in upgrading or migrating to year 2000 compliant versions. By the end of 1999, it is our intention that all of the major or key systems, software and products will be remediated or replaced.

     We began evaluating year 2000 compliance issues in mid-1996. Since then the following functions have been performed:

     - a thorough examination and study of year 2000 compliance status;

     - adoption of a work plan;

     - analysis of solution alternatives; and

     - determination of our technical and business year 2000 policies.

     In recent years, new systems have been developed as year 2000 compliant; older generations of applications are being made year 2000 compliant in cooperation with our customers (using Amdocs year 2000 methodology and tool kit). None of these systems need mass data conversion, which is usually the most sensitive portion of the year 2000 migration. Recognizing the importance of year 2000 support in the IT industry and to provide an additional level of assurance to our customers, we have decided to conduct a thorough and systematic verification process. This effort is based on the application of industry-wide standards for year 2000 compliance. This verification process utilizes a specialized tool kit developed by us including a powerful search utility. For many customers we offer to conduct the verification process, since the ultimate verification for year 2000 compliance should be executed in their own working environment.

     We anticipate completing the majority of the testing, implementation of changes and necessary refinements by mid-1999 but to continue extensive testing through calendar 1999. We expect that systems, software and products for which we have responsibility currently are year 2000 compliant or will be compliant on a timely basis. We are not aware of any year 2000 issues with our customers that cannot be remedied.

     We have contacted all of our customers, and several of our vendors and other third parties with whom we deal to identify potential year 2000 issues. These communications are also used to clarify which year 2000 issues are our responsibility and which are the responsibility of the third party. We do not anticipate that our third party year 2000 issues will be different than those encountered by other providers of information services, including our competitors. At this time, we are not aware of any year 2000 issues or problems relating to third parties with which we have a material relationship.

     With respect to our internal IT systems (including IT-based office facilities such as data and voice communications, building management and security systems, human resources and recruitment systems, purchasing, invoicing, finance and budget systems, general ledger and other administrative systems), both third party software and in-house developments, we have adopted standard industry practices, as published by the British Standards Institute, and methodologies suggested by the Gartner Group (INSPCT), in preparing for the year 2000 date change. Our year 2000 internal readiness program primarily covers:

     - taking inventory of hardware, software and embedded systems;

     - assessing business risks associated with such systems;

     - creating action plans to address known risks;

     - executing and monitoring action plans; and

     - contingency planning.

     Although we do not believe that we will incur any material cost or experience material disruptions in our business associated with preparing our internal systems for the year 2000, there can be no assurance that we will not experience serious unanticipated negative consequences and/or material costs caused by undetected errors or defects in the technology used in our internal systems, which are composed of third party software, third party hardware

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that contains embedded software and our own software products. We are in the process of implementing action plans for the remediation of high risk areas and we are scheduled to implement remediation plans for medium to low risk areas during the remainder of fiscal 1999. We expect our contingency plans to include, among other things, manual "work-arounds" for software and hardware failure, as well as substitution of systems, if necessary.

     COSTS TO ADDRESS OUR YEAR 2000 ISSUES. A significant portion of our year 2000 compliance efforts have occurred or are occurring in connection with system upgrades or replacements that were otherwise planned (but perhaps accelerated due to the year 2000 issue) or which have significant improvements and benefits unrelated to year 2000 issues. The remainder of the costs that are incremental and directly related to year 2000 issues are not expected to be material to our financial position or results of operations.

     At March 31, 1999, we have accrued approximately $2.0 million representing the estimated remaining costs to modify previously sold customized software products. We do not anticipate capitalizing any of these costs as they relate to warranties related to products developed for customers.

     OUR CONTINGENCY PLANS. Detailed contingency plans are being prepared and will be refined as appropriate. Those plans will focus on matters which appear to be our most likely year 2000 risks, such as possible additional customer support efforts by us that would be necessary if customers or vendors are not year 2000 compliant, or if a year 2000 issue should not be timely detected in our own compliance efforts. See "Risk Factors" for more information.

EUROPEAN MONETARY UNION CURRENCY

     The European Monetary Union currency, or the euro, will be phased in over the three-year period commencing January 1, 1999, when participating European countries began using the euro currency for non-cash transactions. We intend to offer software products that are capable of handling the euro currency and converting from local currencies to the euro. There can be no assurance that our software or software provided to our customers by other vendors will ensure an errorless transition to the euro currency. At March 31, 1999, we have accrued approximately $1.9 million representing estimated remaining costs to modify our software products to accept the euro currency under existing agreements with customers relating to previously sold products. We do not currently anticipate recovering these expenditures from our customers, as they relate to warranty agreements. There can be no assurance that such costs will not significantly exceed such estimate, in which case such costs could have a material adverse effect on our results of operations and financial condition.

EFFECTIVE TAX RATE

     Our overall effective tax rate has historically been approximately 30% due to the various corporate income tax rates in the countries in which we operate and the relative magnitude of our business in those countries. Our consolidated effective tax rate for the first half of the fiscal 1999 was 30% compared to 50% in the prior period. The consolidated effective tax rate of 50% for 1998 was due to significant interest expense in a tax jurisdiction in which we are tax exempt, which resulted in no tax benefit to offset the tax expense incurred in other jurisdictions.

CURRENCY FLUCTUATIONS

     Approximately 80% of our revenue are in dollars or linked to the dollar and therefore the dollar is our functional currency. Approximately 60% of our operating expenses are paid in dollars or are linked to dollars. Other significant currencies in which we receive revenue or pay expenses are Australian dollars, the euro, British pounds, Canadian dollars and Israeli shekels. Historically, the effect of fluctuations in currency exchange rates has had a minimal impact on our operations. As we expand our operations outside of the United States, our exposure to
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fluctuations in currency exchange rates could increase. In managing our foreign exchange risk, we enter from time to time into various foreign exchange contracts. As of March 31, 1999, we had hedged most of our significant exposures in currencies other than the dollar.

  FOREIGN CURRENCY RISK

     We enter into foreign exchange forward contracts to hedge some of our foreign currency exposure. We use such contracts to hedge exposure to changes in foreign currency exchange rates associated with revenue denominated in a foreign currency and anticipated costs to be incurred in a foreign currency. We seek to minimize the risk that the fair value of sales of our products and services and cash flow required for our expenses denominated in a currency other than our functional currency, the dollar, will be affected by changes in exchange rates. See Note 18 to our consolidated financial statements.

     The following table summarizes our foreign currency forward exchange agreements as of September 30, 1998. The table presents the notional amounts (dollars in millions), weighted average exchange rates by expected (contractual) maturity dates, and fair value of the total derivative instruments. Notional values and average contract rates are calculated based on forward rates at September 30, 1998 dollar translated.

                                               AT SEPTEMBER 30,
                                   ----------------------------------------       FV
                                    1999      2000    2001    2002    AFTER   OF FORWARDS
                                    ----      ----    ----    ----    -----   -----------
Forward contracts to sell foreign
currencies for dollars:
British Pounds
  Notional value.................  $ 31.00   $ 1.70      --      --      --     $(1.60)
  Average contract rate..........     1.67     1.66      --      --      --
Austrian Schillings
  Notional value.................  $ 14.80   $ 0.90      --      --      --     $(0.50)
  Average contract rate..........    11.64    11.52      --      --      --
Canadian Dollars
  Notional value.................  $ 10.00       --      --      --      --      *
  Average contract rate..........     1.50       --      --      --      --
Japanese Yen
  Notional value.................  $  3.20       --      --      --      --      *
  Average contract rate..........   133.80       --      --      --      --
Forward contracts to buy foreign
  currencies for dollars:
Australian Dollars
  Notional value.................  $ 15.60   $ 9.10   $4.90   $5.50   $4.30     $(3.10)
  Average contract rate..........     0.60     0.60    0.59    0.59    0.59
Israeli Shekels
  Notional value.................  $ 80.40       --      --      --      --     $ 0.50
  Average contract rate..........     3.94       --      --      --      --

---------------
* Less than $100,000.

  INTEREST RATE RISK

     Our interest expenses are most sensitive to changes in the London InterBank Offered Rate, or LIBOR, as all of our short-term borrowings bear a LIBOR-based interest rate. Excess liquidity invested in short-term investments bears minimal interest rate risk.

     At September 30, 1998, we had approximately $91.6 million outstanding on our revolving line of credit and short-term credit agreements and $12.2 million recorded as long-term lease obligations. The potential loss to us over one year that would result from a hypothetical,

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instantaneous, and unfavorable change of 100 basis points in the interest rates of all applicable financial assets and liabilities on September 30, 1998 would be approximately $1.0 million. The above sensitivity analysis is based on the assumption of an unfavorable 100 basis point movement of the interest rates applicable to each homogenous category of financial assets and liabilities and sustained over a period of one year. A homogenous category is defined according to the currency in which financial assets and liabilities are denominated and assumes the same interest rate movement within each homogenous category. As a result, our interest rate risk sensitivity model may overstate the impact of interest rate fluctuations for such financial instruments, as consistently unfavorable movements of all interest rates are unlikely. See Note 8 to our consolidated financial statements.

ARCHITEL TRANSACTION

     On March 2, 1999, we entered into a combination agreement with Architel Systems Corporation, a Canadian corporation, by which we would acquire Architel in a stock transaction valued at approximately $400 million at the time of the agreement. On April 8, 1999, Architel announced that it had restructured its relationship with its largest customer, and expected revenue and earnings for future periods to be substantially less than originally anticipated. As a result of these developments, on April 22, 1999, we terminated the combination agreement.

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

                                    BUSINESS

INTRODUCTION

     We are a leading provider of product-driven information system solutions to major telecommunications companies in North America, Europe and around the world.

     Our Business Support Systems, or BSS, consist of families of customized software products and services designed to meet the mission-critical needs of specific telecommunications market sectors. We provide primarily CC&B Systems for wireline (local, long distance, international, data, Internet and Voice Over Internet Protocol, or VOIP) and wireless (cellular, personal communications services, or PCS, and paging) network operators and service providers, as well as for companies that offer multiple service packages, commonly referred to as convergent services (combinations of local, long distance, international, mobile, cable television, data and Internet services). In addition, we provide a full range of Directory Systems to publishers of both traditional printed yellow page and white page directories and electronic Internet directories. Due to the complexity of the process and the expertise required for system support, we also provide extensive customization, implementation, system integration, ongoing support, system enhancement, maintenance and outsourcing services.

     Since the inception of our business in 1982, we have concentrated on providing software products and services to major telecommunications companies. By focusing on this market, we believe that we have been able to develop the innovative products and the industry expertise, project management skills and technological competencies required for the advanced, large-scale, specifications-intensive system projects typical of the telecommunications industry. Our customer base includes the largest local exchange service providers in the United States (including all the regional Bell operating companies), major foreign network operators and service providers (including Deutsche Telekom (Germany) and Telstra Corporation Ltd. (Australia)) and emerging market leaders.

     Our BSS products and related services are designed to manage and improve key aspects of the business operations of telecommunications companies, such as customer care, order management, call rating, invoice calculation, bill formatting, collections, fraud management and directory publishing services. The BSS products are tailored to address the unique needs of each telecommunications provider.

     Our products are designed to support a variety of service offerings, including wireline, wireless, data and convergent multi-service environments, in a network-independent manner.

INDUSTRY BACKGROUND

     TELECOMMUNICATIONS INDUSTRY

     The global telecommunications industry is becoming increasingly more competitive due to deregulation and the development of new service technologies. Competition in the U.S. market began to increase in 1984 when AT&T was required to divest its local telephone operations and many new operators began to enter the long distance market. The Telecommunications Act of 1996 has increased competition in the United States even further by allowing new and existing local (e.g., competitive local exchange carriers), long distance and cable companies to offer competing services. Many companies are beginning to compete by providing multiple or convergent services, offering combinations of local exchange, long distance, wireless and data communications services to customers in single geographic markets. Deregulation is also creating opportunities for new ways of doing business, such as wholesaling and reselling telecommunications services. Internationally, privatization and deregulation are resulting in increased international competition and the emergence of newly authorized telecommunications network operators and service providers, especially in Europe, Latin America and the Asia-Pacific

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

region. As markets are opened to competition, new competitors within these markets typically compete for market share with more established carriers, initially by providing access to service and then by providing competitive prices, by introducing new features and services and by being more responsive to customer needs. In addition, global expansion by multinational companies and concurrent technological advances are opening markets in less developed countries to enhanced telecommunications services and competition.

     In recent years, there has also been an explosion of new communications technologies, including the Internet, PCS, Direct Broadcast Satellites and Enhanced Specialized Mobile Radio, and improvements to existing services such as call-forwarding, caller ID and voice mail, as well as the introduction of advanced intelligent networks that offer new services such as voice activated dialing. Additionally, companies in the directory publishing industry, which is currently dominated by telecommunications companies that are owned by or affiliated with the public telecommunications carriers, generally employ a local sales force numbering thousands of representatives, serve an advertiser customer base of hundreds of thousands of businesses and publish hundreds of different directories each year. With the introduction of new technologies and distribution platforms, including Internet directories, the directory publishing industry is also experiencing significant changes.

     INFORMATION SYSTEMS

     As a result of these developments, many telecommunications companies are seeking a new generation of information systems to support their operations and to be more competitive. Many are looking to offer single-contact, single-invoice solutions with integrated pricing plans for all services ("one-stop shopping"). Traditional telecommunications information systems are generally not able to support multiple services or convergent systems efficiently. In addition, these legacy information systems generally utilize antiquated technology, are costly to maintain, are oriented to supporting a single-service approach and require significant time and effort to accommodate new products or features, such as pricing changes. In this dynamic environment, integrated, flexible and scalable information systems are increasingly a means of differentiating competitors.

     Many new and existing telecommunications companies do not have the financial or human resources or technological capability to internally develop efficient, flexible, cost-effective information systems on a timely basis. Moreover, as many telecommunications companies strive to become more consumer-oriented, they are concentrating their efforts and resources on marketing to consumers and expanding their service offerings, and many are turning to third-party vendors for their information systems which creates significant opportunities for us. Unlike us, however, many third-party vendors generally provide only generic software packages and maintenance services, while customization, implementation and other related and ongoing tasks are performed by a separate systems integration company.

THE AMDOCS SOLUTION

     We believe that our total solutions orientation, product-driven approach and commitment to and support of quality personnel permit us to offer effective solutions to our customers that are both highly innovative and reliable. We believe that our success derives from a combination of the following factors that differentiate us from most of our competitors.

     TOTAL SOLUTIONS ORIENTATION. We offer our customers total solutions that include BSS product-driven software tailored to the customer's specific requirements, implementation services, systems integration, maintenance and ongoing support. By providing services directly to the customer, rather than through intermediaries and system integrators, we are able to utilize effectively our intensive technical knowledge of our BSS products in the overall execution of the project, significantly reducing project risk. Our product-driven software solutions approach is

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

distinctly different from the project-based strategy that has traditionally characterized many of the telecommunications information systems providers over the past twenty years. Our product-driven software solutions uses our BSS products as the starting point for each project. This approach enhances our ability to provide our customers with timely, cost-effective, low-risk solutions at a consistent level of quality.

     FUNCTIONAL AND FLEXIBLE BSS PRODUCTS. Our BSS products are based on an open, three-tier, client-server, rule-based architecture that provides the functionality, scalability, modularity and adaptability required in today's deregulated, highly competitive telecommunications industry. Through the flexibility of our BSS products, our customers have achieved significant time-to-market advantages and reduced their dependence on technical and other staff.

     HIGHLY SKILLED PERSONNEL. We are able to offer our customers superior products and services on a worldwide basis in large part due to our highly qualified and trained technical, sales, marketing and managerial personnel. We invest significantly in the ongoing training of our personnel in key areas such as industry knowledge, software technologies and management capabilities. Primarily based on the skills and knowledge of our employees, we believe that we have developed a reputation for the reliable delivery of quality solutions within agreed time frames and budgets. We have global recruitment capabilities and have development centers in Israel, the United States and Cyprus.

BUSINESS STRATEGY

     Our goal is to provide advanced information technology software products and related customer service and support to the world's leading telecommunications companies. We seek to accomplish our goal by pursuing the strategies described below.

     - CONTINUED FOCUS ON THE TELECOMMUNICATIONS INDUSTRY. We intend to continue to concentrate our resources and efforts on providing strategic information systems to the growing number of telecommunications industry participants. This strategy has enabled us to develop the specialized industry know-how and capability necessary to deliver the technologically advanced, large-scale, specifications-intensive information systems solutions required by the leading telecommunications companies in the wireless, wireline and convergent service sectors.

     - TARGET INDUSTRY LEADERS AND PROMISING NEW ENTRANTS. We intend to continue to direct our marketing efforts principally towards the major telecommunications companies and new entrants that are believed to have the potential to be market leaders. Our customer base includes the largest local exchange service providers in the United States (including all the regional Bell operating companies), major foreign network operators and service providers (including Deutsche Telekom (Germany), Vodafone Group (United Kingdom) and Telstra Corporation Ltd. (Australia)) and emerging market leaders. We believe that the development of this premier customer base has helped position us as a market leader, while contributing to the stability of our business. By targeting industry leaders and promising new entrants that require the most sophisticated information systems solutions, we believe that we are best able to ensure that we remain at the forefront of developments in the industry.

     - DELIVER AND SUPPORT TOTAL SOLUTIONS. Our strategy is to use our BSS products as the basis for providing customers with total systems solutions. Using this product-driven solutions strategy, we strive to tailor our core software modules to the specific, individualized requirements of our customers. Working directly with the customer, development personnel prepare the detailed functional specifications of the system required by the customer. In accordance with such specifications, system modules are then adapted or customized to meet the customer's specific business requirements. We believe that this approach minimizes risks and increases efficiencies by drawing on field-proven BSS

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

      products and techniques, and also helps to create for our customers significant time-to-market and other competitive advantages. By leveraging our specialized product knowledge, we believe that we can provide more effective system integration and implementation support services to our customers.

     - MAINTAIN AND DEVELOP LONG-TERM CUSTOMER RELATIONSHIPS. We seek to maintain and develop long-term, mutually beneficial relationships with our customers. As a result of this strategy, we have been able to establish long-term working relationships with many of our customers. Of our current base of over 70 customers, 18 have been customers for five years or more. These relationships have generally involved additional product sales, as well as ongoing support, system enhancement and maintenance services. We believe that such relationships are facilitated in many cases by the mission-critical strategic nature of the systems provided by us and by the customer's reliance on our specialized skills and knowledge. In addition, our strategy is to solidify our existing customer relationships by means of long-term support and maintenance contracts.

     - FURTHER ENHANCE GLOBAL CAPABILITIES. We intend to continue to develop and enhance our global business strategy by targeting advanced telecommunications markets around the world. The worldwide demand for telecommunications services is increasing rapidly, due, in part, to the needs of many underserved national markets and, in part, to increased competition among established and new network operators and service providers in more mature markets. We believe we have developed the human and other resources required to conduct business on a global basis and we are well positioned to respond to the demands of a worldwide industry, including the increasing trend for the major telecommunications companies to invest in new national markets, often in partnership with local companies. We have also developed the capability for the rapid global deployment of appropriately skilled personnel, when and where required, to support customer projects.

TECHNOLOGY

     We have developed core competencies in various advanced technologies that are used in our BSS products. By utilizing technologies such as rule-based techniques, intelligent agents over the Internet, object-oriented design and programming and data mining, we are able to provide telecommunications companies with the flexibility required in a highly competitive, dynamic environment. For example, the use of rule and table-based technologies allows telecommunications companies to implement changes to the key elements of their marketing and customer service activities simply and rapidly, such as the introduction of new services, price plans, discount schemes and bill formats, eliminating the need to modify system code. Similarly, by drawing on Web-enabled and Internet technologies, we have been able to improve access to information for remote users, both internally within a telecommunications company's organization and between the organization and its subscribers.

     These technologies are integrated in an open, multi-tier, client-server, service-oriented architecture. In order to support the ability of our customers to operate all of their distributed and mainframe applications, our BSS products are designed to work in a number of network and operating system environments, including UNIX, MVS and Windows NT.

     The architecture of the BSS products includes the following key characteristics:

     - SCALABILITY. The BSS products are designed to take full advantage of the proven scalability of the UNIX platform, allowing progressive system expansion, proportional with the customer's growth in business volumes. Using the same software, our BSS products can support operations for small as well as very large service providers.

     - MODULARITY. The BSS products are comprised of sets of functional modules. Each module can be installed on an individual stand alone basis, interfacing with the customer's existing

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      systems, or as part of an integrated BSS environment. This modularity provides our customers with a highly flexible and cost-effective solution that is able to incrementally expand with the customers' growing needs and capabilities. The modular approach also preserves the customer's initial investment in BSS products, while minimizing future disruptions and the overall cost of system implementation.

     - PORTABILITY. The architecture of the BSS products, by utilizing a UNIX platform, ensures that our customers are able to choose from a variety of hardware vendors, including Compaq, Hewlett Packard, IBM and Sun Microsystems. In implementing solutions for wireline companies, we are also able to employ MVS and hybrid UNIX/MVS platforms. The BSS products utilize, where applicable, Java-based design and programming to augment cross-platform portability.

     - OPEN SYSTEMS. The BSS products accommodate well-defined application program interfaces with legacy systems and with other third-party modules or packages. The systems are not dependent on any single hardware vendor or specific relational database management system, enabling our customers to select among multiple hardware platforms and a variety of network and operating system environments. Similarly, BSS products utilize standard programming languages, such as C++, to ensure compatibility with the operating environments employed in most telecommunications companies. It is also our general policy to deliver to our customers complete copies of all source code, system documentation and other product information, which permits the customer to maintain and further customize the BSS products.

PRODUCTS

     We have developed an extensive library of BSS software products, providing comprehensive information systems functionality for wireless (cellular, PCS and paging), wireline (local, long distance, international, data, Internet and VOIP) and directory publishing operations. Core elements include customer care, order management, call rating, invoice calculation, bill formatting, collections, fraud management and directory publishing services.

     Specialized modules are provided to support specific functionalities required in the different network environments (roaming functionality for wireless carriers, SIM card functionality for GSM networks, value added services introduced by Advanced Intelligent Network (AIN) and preferred interexchange carrier functionality for long distance carriers). In addition, we have developed systems to support resellers and wholesalers of telecommunication services. Our systems also support telecommunications providers that offer multiple service packages, commonly referred to as convergent services (combinations of local, long distance, international, mobile, cable television, data and Internet services).

     We configure individual BSS modules into families of products, which serve as marketing packages oriented to the needs of specific customer segments. We offer Ensemble, our Customer Care and Billing System, in a number of versions to serve the different needs of telecommunications operators in the various network and business segments, such as wholesale and retail operations, and local, cellular, long distance, international, data, Internet, VOIP and convergent operations. We also offer our new generation, or NG, line of "ADS (NG)/Family of Products" which provides comprehensive support for directory publishing operations. Each individual module from the product families can be installed as an independent stand-alone application, interfacing with the customer's legacy and third-party systems, or as part of an integrated Amdocs Solution. We have also recently introduced a number of new products for Internet and electronic commerce applications, such as Internet-based bill viewing. We anticipate that over the next several years products developed or to be developed for such applications will make a modest but increasing contribution to revenue.

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CUSTOMER CARE AND BILLING

     The Ensemble suite of products we offer encompasses the following key application areas:

     - Customer Care -- provides customer account information management and service support, including account initiation, on-line assistance in choosing a price plan, installation scheduling and complaint handling.

     - Order Management -- supports the ordering of products and services for all lines of business. This module assists customer service representatives in capturing the customer's order, negotiating with the customer and monitoring service delivery.

     - Message Processing -- calculates charges for usage (i.e., call rating) of telecommunications services, such as telephone calls and data transfer. Usage of the telecommunications network creates "messages" or call data records, which contain information such as the origin and destination of the call and its duration. In addition, this module provides for acquisition and formatting of the raw message data received from a switch, as well as calculates the charges for each call based on the service packages and price plans applicable to each individual user.

     - Invoicing -- provides comprehensive functionality for bill preparation (totaling of usage and other charges, application of discounts, taxes and credits) and bill production, as well as the ability to offer so-called "hot billing" (or real-time billing).

     - Flexible Bill Formatter -- enables the flexible definition and modification of bill formats, according to user requests (e.g., to combine charges from multiple services onto a single bill or to permit certain types of charges to be highlighted).

     - Revenue Management -- provides comprehensive functionality for accounts receivable and collections, including invoice receipt, payment receipt, payment posting, financial reporting and automated handling of customers with outstanding debts.

     - Network Resource Mediation -- manages the carrier's inventory of telephone numbers and SIM cards. This module also manages the interface between a wireless carrier's customer care and billing system and the network, transferring instructions regarding the provision or discontinuation of network services to specified users.

     - Sales Channels -- manages the financial relationship between a wireless carrier and its authorized dealers, including commission calculation, chargebacks and residual compensation.

     - Fraud Management -- employs sophisticated data analysis tools and makes use of the integrated user database to detect the fraudulent use of wireless phones and phone numbers.

     - Internet-based Bill Viewing -- enables user interaction and bill view capabilities over the Internet through www.self.service.

     - Churn Management -- uses data mining techniques to identify customers with a high probability of switching to another carrier or of disconnecting service.

DIRECTORY PUBLISHING

     The "ADS(NG)/Family of Products," our main products in the Directory Systems area, provides comprehensive support for yellow page and white page directory sales and publishing operations, as well as for Internet directories and catalogs, including fully integrated electronic commerce capabilities. The directory line of products comprises a series of modules, including:

     - Sales -- addresses all aspects of managing sales to advertisers, including preparation and management of the overall sales campaign, which encompasses selecting the advertisers

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      to be targeted, allocating the advertisers to various sales channels (such as field sales or telemarketing sales), assigning the advertisers to sales representatives, tracking advertising sales results and calculating sales commissions. These modules also provide automated support for the advertising sales representative, including laptop-based applications for use by members of the sales force in the field.

     - Publishing -- supports the process of entering, proofing and extracting the telephone listing and advertising information that is to be published in a directory. These modules encompass contract processing, service order processing, listing information management and directory extract in preparation for the actual production of the directory.

     - Marketing and Information Analysis -- includes corporate data warehousing techniques, online analytical processing and data mining capabilities, oriented to the specific marketing needs of the directory publisher. For example, these modules can be used to identify changed patterns of advertisement buying behavior in certain groups of customers, or to perform "what if" analyses on marketing policy parameters. These modules are also used by management to analyze the directory market and customer behavior, assisting in the planning of corporate strategy and marketing tactics.

     - Prepress -- manages the production of advertisements that are to be published in a directory and also supports the fully automated pagination of yellow page and white page directories, including the generation of the final typesetting file so that printed copies of the documents can be produced.

     - Customer Service -- permits online support for handling customer inquiries and resolving customer complaints, including online correction of advertising data and billing adjustments.

     - Financial Management -- specifically designed for the directory publisher's billing, accounts receivable and collections functions.

SERVICES

     We believe that the methodology we employ to deliver BSS products is one of the key factors that enables us to achieve the time-frame, budget and quality objectives of our customers' projects. Our methodology emphasizes rigorous project management, software development, solutions implementation and integration planning, as well as active customer participation at all stages to help prioritize and implement time-critical information system solutions that address the customer's individual needs.

     This process of customizing a system involves creating a tailored BSS product to address a customer's specific technical and business requirements. Following detailed functional design sessions with the customer, we modify our BSS software modules to provide the complete functionality needed by the customer. The process permits both Amdocs and the customer to identify and jointly plan for ongoing resource requirements, as well as jointly to create specific guidelines for the types of organizational and other changes that may be required for implementation and integration.

     System implementation and integration activities are conducted by joint teams from Amdocs and the customer in parallel with the customization effort. Implementation and integration activities include, for example, project management, development of training, methods and procedures, design of work flows, hardware planning and installation, network and system design and installation, system conversion and documentation. In most cases, the role of Amdocs personnel is to provide support services to the customer's own implementation and integration team which has primary responsibility for the task. Customers sometimes require turn-key solutions, in which case we are able to provide full system implementation and integration services.

     Once the system becomes operational, we are generally retained by the customer to provide ongoing services such as maintenance, enhancement design and development, and operational support. For substantially all of our customers, the implementation and integration of an initial BSS product has been followed by the sale of additional systems and modules. In recent years, we have established long-term maintenance and support contracts with a number of our customers. These contracts have generally involved an expansion in the scope of support provided, while also ensuring a recurring source of revenue to us.

     Our business is conducted on a global basis. We maintain three development facilities located in Israel, the United States and Cyprus, operate a support center located in Brazil and have operations in Europe, North America, Latin America and the Asia-Pacific region. Support for implementation and integration activities is performed typically at the customer site. Once the system is operational or in production, ongoing support and maintenance are provided by a combination of remote support from the development centers with local support at the customer site.

     As part of our effort to provide comprehensive solutions to our customers, we also offer outsourcing services to support the operation of the customer's BSS products. These functions would include full responsibility for the ongoing development and enhancement of our BSS products, the purchase and management of all related hardware assets and overall management of the customer's associated data centers. We concluded our first major multi-year services agreement in May 1998, entering into a six-year agreement with an affiliate of Telstra Corporation Ltd. of Australia. Under the agreement, we are responsible for software development, maintenance, support and facility management for Telstra's directory publishing activities.

SALES AND MARKETING

     Our sales and marketing activities are primarily directed at major telecommunications companies and at emerging network operators or services providers that are potential market leaders. As a result of the strategic importance of our information systems to the operations of such companies, a number of constituencies within a customer's organization are typically involved in purchase decisions, including senior management, information systems personnel and user groups such as the finance and marketing departments. Due to the comprehensiveness and large scale of our systems, the time between the making of an initial proposal to a prospective customer and the signing of a sales contract is typically between six and twelve months.

     We employ a relatively small dedicated sales force and maintain sales offices in the United States, the United Kingdom, and several other countries. Our sales activities are supported by a marketing group, which is responsible for advertising, preparation of sales proposals and market research and analysis of industry trends and developments. Our sales efforts are dependent upon close cooperation between our sales representatives and development personnel. Development personnel are intensively involved from the early stages of the sales cycle. This approach enables us to demonstrate our technical and professional skills to potential customers, while creating the opportunity to discuss with the customer its system needs. To ensure that we have a clear understanding of customer needs and expectations, it is our policy to have development personnel involved in a particular sales proposal continue to work with the customer. This approach creates continuity from the initial sales proposal through project development and beyond, into the ongoing production phase.

     The management of our operating subsidiaries is closely involved in establishing sales policies and overseeing sales activities. Management's role includes the setting of priorities among the multiple sales opportunities available at any point in time. Management is also responsible for allocating sufficient resources to each project to meet our quality standards while also adhering to the project's cost and schedule parameters.

     We also interact with various third parties in our sales activities, including independent sales agents, information systems consultants engaged by our customers or prospective customers and systems integrators that provide complementary products and services to such customers. We also have value-added reseller agreements with certain hardware and database vendors.

CUSTOMERS

     Our target market is comprised of telecommunications companies that require information systems with advanced functionality and technology. The companies in this market segment are typically industry leaders or innovative, well-backed new entrants. By working with such companies, we help ensure that we remain at the forefront of developments in the telecommunications industry and that our product offerings continue to address the market's most sophisticated needs. We have an international orientation, focusing on potential customers in the developed, industrialized countries in North America, Europe, Latin America and the Asia-Pacific region.

     We have a world-class customer base comprising over 70 telecommunications companies. Our customers include global telecommunications leaders, as well as other leading network operators and service providers and directory publishers in the United States and around the world. Our customers include SBC and a number of its operating subsidiaries, such as Southwestern Bell Mobile Systems, Southwestern Bell Yellow Pages, Southwestern Bell Communications Services (SBC's long distance provider) and Southwestern Bell Telephone Company. Additional customers include:

            Bell Atlantic               Telstra Corporation Ltd. (Australia)
            BellSouth                   Telus (Canada)
            U.S. West                   Telecom Eireann (Ireland)
            GTE                         Korean Telecom (South Korea)
            Sprint                      Vodafone Group (United Kingdom)
            Deutsche Telekom (Germany)  Bezeq (Israel)
            Mannesmann (Germany)        BCP (Brazil)
            SEAT (Italy)                Telecom New Zealand (New Zealand)


     We have been able to establish long-term working relationships with many of our customers. Of our total customer base, 18 have been customers for five or more years. These long-term relationships are due, in part, to our broad-based expertise and our ability to address the evolving needs of a dynamic telecommunications industry.

     Our single largest group of customers is SBC and its operating subsidiaries, which accounted for in the aggregate 16.6% of our revenue in the first six months of fiscal 1999 and for 20.8%, 34.5% and 38.0% of our revenue in fiscal 1998, 1997 and 1996, respectively. Our next largest customer is BellSouth, which accounted for 9.6% of our revenue in the first six months of fiscal 1999 and for 15.8%, 4.5% and 1.5% of our revenue in fiscal 1998, 1997 and 1996, respectively. Our third largest customer is Telstra, which accounted for 7.0% of our revenue in the first half of fiscal 1999 and for 8.2%, 13.0% and 16.0% of our revenue in fiscal 1998, 1997 and 1996, respectively.

     Revenue derived from our five largest customers, excluding SBC and its operating subsidiaries, accounted for approximately 23.5% of total revenue for the first six months of fiscal 1999 and 27.1%, 33.2% and 42.7% of revenue in fiscal 1998, 1997 and 1996, respectively.

     The following is a summary of revenue by geographic area. Revenue is attributed to geographic region based on the location of the customers:

                                                                               YEAR ENDED
                                                          SIX MONTHS         SEPTEMBER 30,
                                                            ENDED         --------------------
                                                        MARCH 31, 1999    1998    1997    1996
                                                        --------------    ----    ----    ----
North America.........................................       44.0%        52.2%   63.8%   67.5%
Europe................................................       36.4%        27.2%   11.3%   14.5%
Rest of the World.....................................       19.6%        20.6%   24.9%   18.0%

COMPETITION

     The market for telecommunications information systems is highly competitive and fragmented, and we expect competition to increase. We compete with many independent providers of information systems and services, including Alltel Corporation, American Management Systems, IBM, Kenan Systems (a subsidiary of Lucent Technologies), LHS Group Inc., Saville Systems and SEMA Group, with system integrators, such as Andersen Consulting and EDS, and internal information systems departments of larger telecommunications carriers. We expect continued growth and competition in the telecommunications industry and the entrance of new competitors into the software information systems market in the future.

     We believe that we are able to differentiate ourselves from the competition by, among other things,

     - offering customers a total information system from a single vendor,

     - providing high quality reliable, scalable products,

     - managing effectively the timely implementation of products,

     - responding to customer service and support needs through a skilled professional organization, and

     - providing BSS solutions independent of any specific vendor of network equipment, hardware or software.

     We compete with a number of companies that have longer operating histories, larger customer bases, substantially greater financial, technical, sales, marketing and other resources, and greater name recognition than us. Current and potential competitors have established, and may establish in the future, cooperative relationships among themselves or with third parties to increase their ability to address the needs of our prospective customers. Accordingly, new competitors or alliances among competitors may emerge and rapidly acquire significant market share. As a result, our competitors may be able to adapt more quickly than we would to new or emerging technologies and changes in customer requirements, or to devote greater resources to the promotion and sale of their products. There can be no assurance that we will be able to compete successfully with existing or new competitors. Failure by us to adapt to changing market conditions and to compete successfully with established or new competitors may have a material adverse effect on our results of operations and financial condition.

PROPRIETARY RIGHTS

     We regard significant portions of our software products and systems as proprietary and rely on a combination of statutory and common law copyright, trademark and trade secret laws, customer licensing agreements, employee and third-party nondisclosure agreements and other methods to protect our proprietary rights. We generally enter into confidentiality agreements with our employees, consultants, customers and potential customers and limit access to, and distribution of, our proprietary information. We believe that the sophistication and complexity of our systems make it very difficult to copy such information or to subject such information to unauthorized use.

     We have developed a unique methodology for product development. Initially, we develop a core idea and the initial modules in-house. Thereafter, we approach a customer and introduce the initial developments to a customer and further develop the product in conjunction with a project conducted for such a customer, thus allowing us to resolve and develop specific, novel information technology solutions addressing actual needs of the market. We maintain sole ownership of our products.

     As a result of strategic development projects conducted with SBC and some of its subsidiaries, some of our products were jointly developed and owned in the past by us and SBC subsidiaries. In September 1997, we entered into a series of agreements with such SBC subsidiaries pursuant to which we purchased certain rights from these SBC subsidiaries and terminated related future royalty payment obligations for a total consideration of $40.0 million.

EMPLOYEES

     As of March 31, 1999, we employed on a full-time basis approximately 3,600 software and information technology specialists, engaged in research, development, maintenance and support activities, and approximately 550 managers and administrative professionals. We employ over 2,600 software and information technology specialists in Israel, with the remaining 1,000 located in North America, Europe and the Asia-Pacific region. We often maintain teams of employees at a customer's premises to work on specific projects.

     We invest significant resources in recruitment, training and retention of quality personnel. Training programs cover areas such as technology, applications, development methodology, project methodology, programming standards, industry background and management development. Our management development scheme is reinforced by a divisional structure, which provides opportunities for talented managers to gain experience in general management roles at the division level. We also invest considerable resources in personnel motivation, including providing various incentive plans for senior employees. Our future success depends in large part upon our continuing ability to attract and retain highly qualified managerial, technical, sales and marketing personnel.

     We have to comply with various labor and immigration laws throughout the world, including laws and regulations in Australia, Brazil, Europe, Israel, Japan and the United States. To date, compliance with such laws has not been a material burden for us. As the number of our employees increases over time, our compliance with such regulations could become more burdensome.

     Our operating subsidiaries are not party to any collective bargaining agreements. However, our Israeli subsidiary is subject to certain labor-related statutes and to certain provisions of collective bargaining agreements between the Histadrut (General Federation of Labor in Israel) and the Coordinating Bureau of Economic Organizations (including the Industrialists' Association), which are applicable to our Israeli employees by virtue of expansion orders of the Israeli Ministry of Labor and Welfare. A significant provision applicable to all employees in Israel under collective bargaining agreements and expansion orders is the automatic adjustment of wages in relation to increases in the CPI. The amount and frequency of these adjustments are modified from time to time. We consider our relationship with our employees to be good and have never experienced a labor dispute, strike or work stoppage.

RESEARCH AND DEVELOPMENT

     The goals of our research and development staff are to be responsive to customer needs, to keep abreast of industry developments, to apply technology selectively to our systems, to build transition plans for adopting new technologies and to build a system architecture that is capable of absorbing such technologies. We have historically developed new modules and product offerings in response to an identified market demand. Our product development strategy is to fund the research and development of an advanced prototype, typically based on our existing products or modules. Products are usually developed in conjunction with a customer project. By adopting this strategy, we seek to remain at the forefront of technological development by working on technologically advanced solutions with our customers. Close cooperation with customers helps to ensure the relevance and timeliness of the products developed.

     We believe that our ability to identify innovative applications for emerging technologies has yielded us considerable competitive advantages. Examples of such innovations include the application of rule and table-based techniques to network mediation systems, intelligent agent systems in directory pagination, Web-enabled technology for Internet-based customer care and data mining technology for fraud management and churn control.

     We spent $17.5 million, $25.6 million, $17.4 million and $14.7 million on research and development activities in the first six months of fiscal 1999 and in fiscal 1998, 1997 and 1996, respectively, or 6.3%, 6.3%, 6.0% and 6.9%, respectively, of total revenue in those periods. For fiscal 1999, we expect to spend approximately $40.0 million on research and development activities.

FACILITIES

     We lease space in numerous facilities in Israel, aggregating approximately 565,000 square feet, pursuant to leases expiring on various dates between December 1999 and December 2008, and have various options to extend the terms of such leases. Approximately 69,000 square feet of such facilities are owned by related companies which lease such facilities to us. In Israel, we currently pay total yearly rental fees of approximately $10.5 million which are linked, in most cases, to the U.S. dollar.

     In June 1998, our Israeli subsidiary entered into a ten-year lease for 297,000 square feet in Ra'anana, Israel. In June 1998, the Israeli subsidiary relocated its main offices and most of its operations to this location. The annual rent for the Ra'anana facility is approximately $5.4 million. Subject to the modification of certain tax rules, the Israeli subsidiary will also have the option to extend the lease term for an additional eight years. In addition, the Israeli subsidiary holds, subject to certain terms and conditions, an option to acquire certain parts of the Ra'anana facility. In November 1998, the Israeli subsidiary rented an additional 25,000 square feet in Ra'anana. In December 1998, the Israeli entered into a ten-year lease for an additional 55,000 square feet commencing in July 2000. The annual rent will be approximately $1.0 million.

     In August 1998, we entered into a seven-year lease (commencing December
1998) for 90,600 square feet in Chesterfield, Missouri. We intend to relocate our development center and all of our administrative personnel, now principally centered around St. Louis, Missouri, to Chesterfield. The annual rent for the facility will be approximately $2.4 million. In July 1999, we intend to terminate part of our St. Louis lease under which we pay approximately $130,000 annually in rent. We also hold a number of other leases in the United States, with an aggregate annual rent of approximately $75,000.

     We also lease 37,670 square feet for our development facility in Cyprus at an annual rent of approximately $500,000.

     We lease additional office space in the United Kingdom, Australia, Germany, Japan, Korea and Brazil.

LEGAL PROCEEDINGS

     We are not involved in any material legal proceedings.

                                   MANAGEMENT

GENERAL

     Amdocs Limited is organized under the laws of Guernsey and, as set forth in its Articles of Association, is a holding company for the various subsidiaries that conduct our business on a worldwide basis. Our principal operating subsidiaries are Amdocs (Israel) Limited (Israel), Amdocs, Inc. (the United States) and Amdocs (UK) Limited (the United Kingdom). We rely on the executive officers of our operating subsidiaries to manage our business. In addition, Amdocs Management Limited, our management subsidiary, performs certain executive coordination functions for all our operating subsidiaries.

EXECUTIVE OFFICERS AND DIRECTORS AND OTHER KEY EMPLOYEES

     The board of directors and the executive officers of Amdocs and our subsidiaries and their ages as of May 31, 1999, are as follows:

NAME                                        AGE                         POSITION
----                                        ---                         --------
Bruce K. Anderson(2)(3)...................  59     Chairman of the Board and Chief Executive Officer,
                                                   Amdocs Limited
Robert A. Minicucci(2)(3).................  47     Director and Chief Financial Officer, Amdocs
                                                   Limited
Avinoam Naor..............................  50     Director of Amdocs Limited and Chief Executive
                                                   Officer of Amdocs Management Limited
Dov Baharav...............................  49     Senior Vice President and Chief Financial Officer,
                                                   Amdocs Management Limited
Thomas G. O'Brien.........................  38     Treasurer and Secretary, Amdocs Limited
Nehemia Lemelbaum.........................  56     Senior Vice President, Amdocs Management Limited
Mario Segal...............................  51     Senior Vice President, Amdocs Management Limited
Joshua Ehrlich............................  49     Senior Vice President, Amdocs Management Limited
Simon Cassif..............................  56     Senior Vice President, Amdocs (UK) Limited
James W. Andrews..........................  34     General Manager, Amdocs (UK) Limited
Adrian Gardner(1)(2)(3)...................  37     Director
Stephen Hermer............................  38     Director
James Kahan...............................  51     Director
Paz Littman(2)(3).........................  42     Director
Revital Naveh(1)..........................  31     Director
Lawrence Perlman(1).......................  61     Director
Michael J. Price..........................  42     Director
Urs Suter.................................  40     Director

---------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Executive Committee

     Bruce K. Anderson has been Chief Executive Officer and Chairman of the Board of Amdocs since September 1997. Since August 1978, he has been a general partner of WCAS, an investment firm which specializes in the acquisition of companies in the information services, communications and health care industries. Investment partnerships affiliated with WCAS are collectively our largest stockholder. Mr. Anderson served for nine years with Automated Data Processing, Inc., or ADP, until his resignation as Executive Vice President and a director of ADP, and President of ADP International, effective August 1978. Mr. Anderson serves on the board of directors of Medquist, Inc. and several private companies.

     Robert A. Minicucci has been Chief Financial Officer and a director of Amdocs since September 1997. He has been a general partner of WCAS since 1993. From 1992 to 1993, Mr. Minicucci served as Senior Vice President and Chief Financial Officer of First Data Corporation, a provider of information processing and related services for credit card and other payment transactions. From 1991 to 1992, he served as Senior Vice President and Treasurer of the American Express Company. Mr. Minicucci served for twelve years with Lehman Brothers (and its predecessors) until his resignation as a Managing Director in 1991. He is also a director of several private companies.

     Avinoam Naor has been a director of Amdocs Limited since January 1999 and is Chief Executive Officer of Amdocs Management Limited having overall coordination responsibility for the operations and activities of our operating subsidiaries. Mr. Naor joined Amdocs in 1982 and initially served as a Senior Vice President. He has been involved with software development for 28 years, working on projects for the development of infrastructure software for communications systems and developing and marketing directory assistance systems. Mr. Naor was a member of the team that established the computerized system for Golden Pages, the Israel Yellow Pages company.

     Dov Baharav is a Senior Vice President and the Chief Financial Officer of Amdocs Management Limited, and has overall coordination responsibility for the financial reporting of our operating subsidiaries. Mr. Baharav joined Amdocs in 1991 in St. Louis, Missouri and until 1995 served as Vice President and President of Amdocs, Inc., our principal U.S. subsidiary. Prior to joining Amdocs, Mr. Baharav served as Chief Operating Officer of Oprotech Ltd., a publicly held company that develops, manufactures and markets electro-optical devices.

     Thomas G. O'Brien is Treasurer and Secretary of Amdocs Limited and since July 1995 has held other financial management positions within Amdocs. From July 1993 to July 1995, Mr. O'Brien was Controller of Big River Minerals Corporation, a diversified natural resources company. From 1989 to 1993, Mr. O'Brien was the Assistant Controller for Big River Minerals Corporation. From 1983 to 1989, Mr. O'Brien was a certified public accountant with Arthur Young and Company (now Ernst & Young LLP). Mr. O'Brien is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.

     Nehemia Lemelbaum is Senior Vice President, Strategy and Corporate Development, of Amdocs Management Limited. He joined Amdocs in 1985, with initial responsibility for our U.S. operations. Mr. Lemelbaum led our development of graphic products for the Yellow Pages industry and directed our development of CC&B Systems. He served for nine years with Contahal Ltd., a leading Israeli software house, first as a senior consultant, and later as Managing Director. From 1967 to 1976, Mr. Lemelbaum was employed by the Ministry of Communications of Israel (in effect the organization that is currently Bezeq, the Israel Telecommunication Corp. Ltd.), with responsibility for computer technology in the area of business data processing.

     Mario Segal is a Senior Vice President and the Chief Operating Officer of Amdocs Management Limited. He joined Amdocs in 1984 as Senior Vice President and was a leading member of the team that developed the "ADS(NG)/Family of Products" directory automation systems and the "Customer Care and Billing Platform." Mr. Segal was also an account manager for a major North American Yellow Pages publisher and prior thereto managed the computer department of a major Israeli insurance company, leading large-scale software development projects and strategic planning of automation systems.

     Joshua Ehrlich is Senior Vice President, Business Development, of Amdocs Management Limited. Mr. Ehrlich has overall responsibility for coordinating new business development. He joined Amdocs in 1985. Mr. Ehrlich served as the account manager for one of our major North American installations, and subsequently had responsibility for major product development efforts. Following that, he assumed the responsibility for coordinating our sales support activities. Prior to joining Amdocs, Mr. Ehrlich managed the industrial application division of a leading Israeli software company, with responsibility for business development, overall project control and coordination of sales support.

     Simon Cassif is a Senior Vice President of Amdocs (UK) Limited. He has principal responsibility for developing our relationships with strategic customers in Europe. Mr. Cassif joined Amdocs in January 1994 and has since been devoting most of his efforts to business development in the area of customer care and billing. Prior to joining Amdocs, Mr. Cassif was Chief Information Officer and Vice President, Systems and Computers at Bezeq, the Israel Telecommunication Corp. Ltd. Mr. Cassif held this position for twelve years, with full responsibility for Bezeq Information Technology strategy, systems development, maintenance and operations.

     James W. Andrews is General Manager of Amdocs (UK) Limited, with responsibility for supervising financial reporting and control, insurance, administration and human resources. Mr. Andrews joined Amdocs in 1991 and has served in a number of financial management positions, including Financial Controller. Prior to joining Amdocs, Mr. Andrews was the Accounting Supervisor at Arch Mineral Corporation. He also served at Arthur Andersen & Co. as a certified public accountant. Mr. Andrews is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.

     Adrian Gardner has been a director of Amdocs since April 1998. Mr. Gardner is an Executive Director of Lazard Brothers & Co., Limited, based in London and working with technology and telecommunications-related companies. Prior to joining Lazard Brothers in 1989, Mr. Gardner qualified as a chartered accountant with Price Waterhouse. Mr. Gardner is a member of the Institute of Chartered Accountants in England and Wales and a member of The Securities Institute.

     Stephen Hermer has been a director of Amdocs since April 1998. In 1998, Mr. Hermer joined the law firm of Olswang, based in London, where he practices corporate and securities law. Prior to that, he was a partner with the London law firm of Frere Cholmeley Bischoff.

     James S. Kahan has been a director of Amdocs since April 1998. Mr. Kahan has worked at SBC since 1983, and currently serves as its Senior Vice President-Corporate Development, a position he has held since 1992. Prior to joining SBC Mr. Kahan held various positions at several telecommunications companies, including Western Electric, Bell Laboratories, South Central Bell and AT&T.

     Paz Littman has been a director of Amdocs since September 1997. Since October 1996, he has served as President of Aurum Management and Consulting Ltd., a privately held company, which makes and manages investments for shareholders of the Aurec Group. From 1991 to 1996, Mr. Littman was an active partner with the law firm of Meitar, Littman & Co.

     Revital Naveh has been a director of Amdocs since April 1998. In July 1997, Ms. Naveh joined Aurum Management and Consulting Ltd., a privately held company, which makes and manages investments for shareholders of the Aurec Group. Prior to that, Ms. Naveh was an associate at the New York law firm of Skadden, Arps, Slate, Meagher & Flom LLP.

     Lawrence Perlman has been a director of Amdocs since April 1998. He has been Chairman of Ceridian Corporation since 1992, and its Chief Executive Officer since 1990. Ceridian Corporation is a provider of information services to employers to administer various human resource functions, as well as information services for the transportation and electronic media markets. Mr. Perlman is a director and Chairman of Seagate Technology, Inc., and a director of The Valspar Corporation and Computer Network Technology Corporation. Mr. Perlman has been a director of Ceridian since 1985.

     Michael J. Price has been a director of Amdocs since January 1998. He is co-Chief Executive Officer of FirstMark Communications LLC, a broadband wireless telecommunications company.

Prior to that, he worked at Lazard Freres & Co. L.L.C., starting in 1987, serving first as a Vice President and then as a Managing Director, where he led its technology and telecommunications group. He is also a director of SpectraSite, a leading tower management company.

     Urs Suter has been a director of Amdocs since May 1999. Mr. Suter has been the managing partner of the law firm Suter attorneys at law, in Zurich, Switzerland, since 1995. Prior to that, he was a law partner with Price Waterhouse. He is also a director of several private companies.

DIRECTORS

     All directors hold office until the next annual meeting of our shareholders or until their respective successors are duly elected and qualified or their positions are earlier vacated by resignation or otherwise.

EXECUTIVE OFFICERS

     Executive officers of Amdocs are elected by the board of directors on an annual basis and serve until the next annual meeting of the board of directors or until their respective successors have been duly elected or qualified or their positions are earlier vacated by resignation or otherwise. The executive officers of each of the Amdocs subsidiaries are elected by the board of directors of such subsidiary on an annual basis and serve until the next annual meeting of such board of directors or until their respective successors have been duly elected or qualified or their positions are earlier vacated by resignation or otherwise.

BOARD COMMITTEES

     The Audit Committee of the board of directors reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the selection of our auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices.

     The Compensation Committee of the board of directors determines the salaries and incentive compensation of the officers of Amdocs and our subsidiaries and provides recommendations for the salaries and incentive compensation of other employees and the consultants. The Compensation Committee also administers various compensation, stock and benefit plans of Amdocs.

     We have also established an Executive Committee which may act from time to time instead of the full board of directors and has such responsibilities as may be delegated to it by the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee consists of Messrs. Anderson, Minicucci, Gardner and Littman. None of the members of the Committee was an employee of ours at any time during fiscal 1998 or the first six months of fiscal 1999.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     We pay our non-employee directors who are not associated with any of our principal shareholders (1) $10,000 per annum and (2) $1,500 per meeting of the board of directors and $500 per meeting of a committee of the Board. We reimburse all of our directors for their reasonable travel expenses incurred in connection with attending meetings of the board of directors or committees thereof. Under certain circumstances, directors are also eligible to receive stock options. During fiscal year 1998, we granted options to two non-employee directors to purchase a total of 21,000 ordinary shares at a price of $14 per share, vesting over three years.

     A total of nine persons who served either as an executive officer or director of Amdocs during fiscal year 1998 received remuneration from Amdocs. The aggregate remuneration paid by us to such persons was approximately $4 million, which includes amounts set aside or accrued to provide pension, retirement or similar benefits, but does not include amounts expended by us for automobiles made available to our officers, expenses (including business travel, professional and business association dues) or other fringe benefits.

     During fiscal 1998, we granted options to six executive officers and directors to purchase a total of 448,000 ordinary shares at an average exercise price of $8.20 per share, with vesting over three to eight-year terms.

EMPLOYEE STOCK OPTIONS

     From January, 1998 through March 31, 1999 we granted options to purchase approximately 4,190,000 ordinary shares to our officers and employees, and options to purchase 41,000 ordinary shares to our non-employee directors and consultants, pursuant to a stock option and incentive plan adopted in January 1998, or the Amdocs Plan. The weighted average exercise price of those options is $6.03. The options vest over a period of three to eight years commencing from the date of grant. There are currently 6,600,000 ordinary shares reserved for issuance under the Amdocs Plan. The purpose of the Amdocs Plan is to enable us to attract and retain qualified personnel and to motivate such persons by providing them with an equity participation in Amdocs. The Amdocs Plan is administered by a committee appointed by the Board and expires ten years after the date of its adoption.

     The ordinary shares acquired upon exercise of an option and the restricted shares that may be granted under the Amdocs Plan will be subject to certain restrictions on transfer, sale or hypothecation. Options will be exercisable and restrictions on disposition of shares will lapse pursuant to the terms of the individual agreements under which such options were granted or shares issued.

EMPLOYEE TRUST AGREEMENT

     In September 1997, we contributed $25.8 million to an irrevocable secular trust, or the Trust, the beneficiaries of which are primarily software and information technology specialists who have played an important role in our success. The Trust will distribute on specified dates within the next five years cash amounts to those beneficiaries employed by us on those dates. The amounts to be distributed to the beneficiaries employed by us on the relevant dates will include any appreciation in the value of the Trust's assets and are dependent upon certain conditions, such as the amount of cash available and the Trust's ability to realize the value of the assets it holds. Termination of a beneficiary's employment with Amdocs will not affect entitlement to a beneficiary's minimum interest in the Trust which was fixed at the time of our contribution to the Trust, and any terminated employee will receive such interest in September 2007. In September 1997, the Trust used the contribution from Amdocs and other resources to purchase 5,720,000 ordinary shares from us for an aggregate consideration of approximately $31.6 million. The Trust is required to liquidate any investments held in respect of any beneficiary and distribute only a cash payment. The Trust is one of the selling shareholders in the offering. See "Principal and Selling Shareholders".

                              CERTAIN TRANSACTIONS

     INVESTMENT AGREEMENTS. In September 1997, Amdocs and the WCAS Investors entered into a Share Subscription Agreement under which the WCAS Investors acquired from us on September 22, 1997, $3.27 million principal amount of our junior promissory notes and shares representing 8.7% of our then outstanding equity for $61.2 million. On that date, Amdocs and the WCAS Investors also entered into a Conditional Investment Agreement, under which the WCAS Investors agreed, subject to the satisfaction of specific revenue and cash flow targets through November 30, 1997, to acquire additional shares of Amdocs which, when added to the shares acquired under the Share Subscription Agreement, would constitute 35.0% of our outstanding equity as of September 22, 1997. Concurrently with the signing of the Conditional Investment Agreement, a subsidiary of Amdocs, ESM, entered into a Note Purchase Agreement with WCAS Capital Partners III, L.P., an investment partnership affiliated with WCAS, and several other investors, providing for the issuance of up to $125.0 million principal amount of 10% subordinated notes of ESM, subject to the satisfaction of the same financial targets set forth in the Conditional Investment Agreement. In January 1998, with the financial targets having been met, ESM sold $123.5 million principal amount of subordinated notes under the Note Purchase Agreement for a purchase price equal to their principal amount. On March 30, 1998, we completed the transactions contemplated by the Conditional Investment Agreement by issuing and selling to the WCAS Investors 51,507,716 ordinary shares for $95.83 million in cash and the surrender of the $3.27 million principal amount of junior promissory notes issued by us in September 1997.

     Some entities in which several of our directors and executive officers and our subsidiaries have a beneficial interest participated in the investments made pursuant to the Share Subscription Agreement and the Conditional Investment Agreement and acquired beneficial ownership of 2,078,336 ordinary shares for a total investment of $4.0 million.

     The proceeds of the equity and subordinated debt investments made under the Share Subscription Agreement, the Conditional Investment Agreement and the Note Purchase Agreement were used, together with the proceeds of a senior bank debt financing and internally generated funds, (1) to acquire for $40.0 million certain intellectual property rights from operating subsidiaries of SBC and (2) to fund an internal corporate reorganization. Following the reorganization, $478.7 million in dividends were paid to our shareholders, including a total of $39.9 million to the WCAS Investors.

     In September 1997, the WCAS Investors (investment partnerships affiliated with WCAS and some other investors, including certain entities in which some directors and executive officers of our subsidiaries have a beneficial interest) also granted a call option on some of the ordinary shares acquired under the Share Subscription Agreement and the Conditional Investment Agreement to our then existing shareholders, AIL, SBCI, several entities in some of which some of our executive officers have a beneficial interest and the Trust. The call option may be exercised, without the payment of any consideration to the WCAS Investors, if specific revenue and cash flow targets are met in fiscal 1998 and fiscal 1999. The targets in fiscal 1998 were satisfied in full. If fully exercised, the call option would decrease the ownership of the WCAS Investors from 62,340,224 to 47,142,184 and increase the relative ownership of AIL, SBCI and the other investors with no change in the aggregate number of ordinary shares outstanding. If the conditions of the call option agreement are satisfied in full, AIL and SBCI each have the right to acquire 6,154,138 ordinary shares and the other investors have the right to acquire 2,889,764 ordinary shares.

     SHAREHOLDERS AGREEMENT. In connection with the Share Subscription Agreement and Conditional Investment Agreement, SBCI, WCAS (on behalf of the WCAS Investors), AIL and Amdocs, entered into a shareholders agreement, under which these shareholders have certain rights to have their shares registered for sale to the public under the Securities Act of 1933.

     RELATIONSHIP WITH SBC. Until September 1997, SBC and some of its operating subsidiaries had specified ownership and marketing rights with respect to some of our software products that were developed and owned jointly by us and such SBC subsidiaries. In September 1997, we entered into a series of agreements with these SBC subsidiaries pursuant to which we purchased certain rights from them and terminated related future royalty payment obligations for a total consideration of $40.0 million.

     In March 1999, we entered into an agreement with a subsidiary of SBC, under which SBC has agreed that the level of support and development services that we will provide to SBC and its subsidiaries over the next three years will be at least equal to a substantial portion of the services we currently provide to SBC.

     SBC and some of its operating subsidiaries are also significant customers of ours. During the first six months of fiscal 1999 and fiscal 1998, 1997 and 1996, SBC and those subsidiaries accounted for approximately 16.6%, 20.8%, 34.5% and 38.0%, respectively, of our revenue.

     THE 1995 REORGANIZATION. Prior to 1995, Amdocs and our operating subsidiaries were operated as a group of companies owned by common shareholders. In 1995, the companies underwent a reorganization, or the 1995 Reorganization, as a result of which Amdocs Limited became the holding company for all the affiliated companies. Subsequent to the reorganization, we issued shares for a total of $16.6 million to several entities in some of which some of our officers, including one of our directors, have a beneficial interest. In connection with the 1995 Reorganization, these entities entered into shareholders agreements with SBCI and AIL, or the 1995 Shareholders Agreements, in March and September of 1995. Pursuant to the 1995 Shareholders Agreements, the parties thereto have, subject to the occurrence of specified events, call and put rights with respect to the shares issued in connection with the 1995 Reorganization, which may be exercised at a price less than the original purchase price. These rights expire ratably over time and fully expire in 1999, in the case of one such entity, and 2002, in all other cases. The exercise of such rights will not affect the number of outstanding ordinary shares.

     OTHER RELATIONSHIPS. Since fiscal 1997, we have provided a CC&B System and related customization and implementation services to GoldenLines Limited, a provider of international telephone service for calls to and from Israel. SBC and Morris S. Kahn have a significant beneficial interest in GoldenLines.

     SBC and Mr. Kahn also are the beneficial owners of a company that leases office facilities and provide certain miscellaneous support services to us in Israel.

                       PRINCIPAL AND SELLING SHAREHOLDERS

     The following table sets forth specified information with respect to the beneficial ownership (before and after giving effect to the issuance and sale of ordinary shares pursuant to this prospectus) as of June 7, 1999 of (i) any person known by us to be the beneficial owner of more than 10% of the outstanding ordinary shares, (ii) all of our directors and executive officers as a group and (iii) the selling shareholders.

                                      SHARES BENEFICIALLY OWNED                 SHARED BENEFICIALLY OWNED
                                        PRIOR TO THE OFFERING        SHARES         AFTER THE OFFERING
                                      --------------------------     BEING      --------------------------
NAME AND ADDRESS                       NUMBER(1)     PERCENT(2)     OFFERED      NUMBER(1)     PERCENT(3)
----------------                      ------------   -----------   ----------   ------------   -----------
Welsh, Carson, Anderson &
  Stowe(4)(6).......................   57,372,796       29.2%       2,856,000    54,516,796       27.4%
  320 Park Avenue, Suite 2500
  New York, New York 10022
SBC International, Inc.(5)..........   43,285,450       22.0%       4,347,750    38,937,700       19.6%
  175 E. Houston Street
  San Antonio, Texas 78205-2233
SBC Foundation(5)...................    1,449,250           *       1,449,250            --          --
  175 E. Houston Street
  San Antonio, Texas 78205-2233
Amdocs International
  Limited(6)(7)(8)(9)(10)...........   45,963,500       23.4%       8,347,000    37,616,500       18.9%
  Suite 5, Tower Hill House
  Le Bordage, St. Peter Port
  Guernsey GY1 3QT
  The Channel Islands
Toes Corporation Limited(11)........    5,720,000        2.9%       1,000,000     4,720,000        2.4%
  Lord Coutanche House
  66-68 Esplanade, St. Helier
  Jersey JE4 5PS
  The Channel Islands
All directors and executive officers
  as a group (18 persons)(4)(5)(12).  163,375,858       83.0%      15,550,750   147,825,108       74.4%

---------------
  *  Less than 1%.

 (1) Unless otherwise indicated, the entities and individuals identified in this table have sole voting and investment power with respect to all ordinary shares and sole investment power with respect to all ordinary nonvoting shares shown as beneficially owned by them, subject to community property laws, where applicable.

 (2) The percentages shown are based on 168,014,574 ordinary voting shares and 28,785,450 ordinary nonvoting shares outstanding on June 7, 1999.

 (3) The percentages shown are based on 174,362,324 ordinary voting shares and 24,437,700 ordinary nonvoting shares to be outstanding after the offering, including the 2,000,000 ordinary shares offered by us hereunder.

 (4) Includes 36,761,712 ordinary voting shares held by Welsh, Carson, Anderson & Stowe VII, L.P., 10,542,844 ordinary voting shares held by Welsh, Carson, Anderson & Stowe VI, L.P., 7,354,932 ordinary voting shares held by WCAS Capital Partners III, L.P., 226,512 ordinary voting shares held by WCAS Information Partners, L.P. and 2,486,796 ordinary voting shares held by partners and others affiliated with WCAS. Those partners are also partners of the sole general partner of each of the foregoing limited partnerships. The partners of WCAS who are also directors of Amdocs are Bruce K. Anderson (Chairman of the Board and Chief Executive Officer of Amdocs) and Robert A. Minicucci (Chief Financial Officer of Amdocs), and each may be deemed to be a beneficial owner of the ordinary voting shares held by WCAS.

 (5) SBCI is a wholly-owned subsidiary of SBC, a company whose shares are publicly traded on the NYSE. The number of shares shown as beneficially owned by SBCI is comprised of 14,500,000 ordinary voting shares and 28,785,450 ordinary nonvoting shares before the offering and 14,500,000 ordinary voting shares and 24,437,700 ordinary nonvoting shares after the offering. SBCI is the only shareholder of Amdocs that holds ordinary nonvoting shares. The 4,347,750 ordinary nonvoting shares being sold by SBCI in the offering will automatically convert into ordinary voting shares. SBC Foundation is a private, not-for-profit corporation funded by SBC and its affiliates.

 (6) In connection with our recapitalization effected as of May 20, 1998, in advance of our initial public offering in June 1998, investment partnerships affiliated with WCAS and several entities in which some members of management have a beneficial interest granted irrevocable proxies with respect to a total of 23,521,899 and 6,459,024 ordinary voting shares, respectively, to a company which is the principal shareholder of AIL and which is beneficially owned by Morris S. Kahn. The proxies granted by the WCAS partnerships expire in ten years, or sooner if at any time the WCAS entities collectively own less than 10.0% of our outstanding capital shares. The proxies granted by several entities in which some members of management have a beneficial interest expire ratably over the next one or two years. It is contemplated that several entities in which some members of management have beneficial interests will grant irrevocable proxies with respect to an additional 4,726,571 ordinary voting shares to the same principal shareholder of AIL. After giving effect to those proxies and the issuance and sale of ordinary shares in this offering, AIL and its principal shareholder will together have the right to vote 41.5% of our ordinary voting shares (or 35.7%, assuming the delivery of the 10,000,000 ordinary shares which may be required to be delivered to the TRACES Trust upon the exchange of Automatic Common Exchange Securities on the Exchange
     Date), and WCAS will have the right to vote 17.8% of such shares. The Exchange Date will occur no earlier than June 11, 2002.

 (7) The number of shares shown as beneficially owned by AIL iludes 10,000,000 ordinary shares that may be required to be delivered to the TRACES Trust upon the exchange of Automatic Common Exchange Securities, See "TRACES Shareholders".

 (8) An aggregate 18.7% non-voting interest in AIL is held by an entity whose beneficial interests are held by some of our key executive officers (including a former executive officer).

 (9) Some of our key executive officers are expected to receive approximately 14.5% of the proceeds of the sales by AIL (including proceeds in respect of the ordinary shares deliverable to the TRACES Trust pursuant to the Purchase Contract, see "TRACES Shareholders"). Those executive officers will indirectly sell through AIL (including ordinary shares deliverable to the TRACES Trust pursuant to the Purchase Contract) approximately 14.5% of their indirect economic interest in Amdocs.

(10) After giving effect to the offering, all of our executive officers will continue to hold, directly and indirectly, economic interests in approximately 35.7% of our outstanding ordinary shares (of which approximately 27.4% are held beneficially by WCAS).

(11) Toes Corporation Limited is owned by an irrevocable secular trust established in September 1997 for the benefit of a group of our employees, primarily software and information technology specialists. Walbrook Trustees (Jersey) Limited is the trustee for the Trust and has sole voting and dispositive power with respect to the ordinary shares of Amdocs owned by Toes Corporation Limited. Walbrook Trustees (Jersey) Limited disclaims beneficial ownership of these shares. The beneficiaries include three executive officers of our operating subsidiaries. See
     "Management -- Employee Trust Agreement".

(12) Affiliates of WCAS, SBCI and AIL serve on our board of directors and, accordingly, those affiliates may be deemed to be the beneficial owners of the shares held by such entities.

                              TRACES SHAREHOLDERS

     Pursuant to a forward purchase contract, or the Purchase Contract, between the TRACES Trust and the shareholder listed below, or the TRACES Shareholder, a specified number of ordinary shares may be required to be delivered to the TRACES Trust by the TRACES Shareholder upon the exchange of Automatic Common Exchange Securities. The following table sets forth certain information for the TRACES Shareholder with respect to (1) the TRACES Shareholder's beneficial ownership of ordinary shares as of June 7, 1999 and the percentage of total voting power represented thereby and (2) the maximum number of ordinary shares of the TRACES Shareholder that may be delivered to the TRACES Trust pursuant to the Purchase Contract (without taking into account the underwriters' over-allotment option in respect of the Automatic Common Exchange Securities). The TRACES Shareholder's beneficial ownership of ordinary shares will not change as a result of the offering of the Automatic Common Exchange Securities unless, until and to the extent that the TRACES Shareholder delivers ordinary shares to the TRACES Trust pursuant to the Purchase Contract.

                                                                                    MAXIMUM NUMBER
                                                                                  OF ORDINARY SHARES
                                                   SHARES          PERCENTAGE    DELIVERABLE TO TRACES
                                             BENEFICIALLY OWNED     OF TOTAL        TRUST PURSUANT
DELIVERING SHAREHOLDER                       AFTER THE OFFERING   VOTING POWER   TO PURCHASE CONTRACT
----------------------                       ------------------   ------------   ---------------------
Amdocs International
  Limited(1)(2)(3)(4)(5)...................      37,616,500           21.6%           10,000,000

---------------
(1) AIL may be required to deliver an additional 1,500,000 ordinary shares if the underwriters' over-allotment option is exercised in respect of the Automatic Common Exchange Securities. Pursuant to the Purchase Contract, the ordinary shares deliverable thereunder will be delivered to the TRACES Trust on the Exchange Date under the Purchase Contract. The Exchange Date will occur no earlier than June 11, 2002. Under to the Purchase Contract, the ordinary shares owned by AIL are not mandatorily deliverable to the TRACES Trust. After delivery of the ordinary shares to the TRACES Trust (assuming the delivery of the maximum number of shares that may be delivered by AIL under to the Purchase Contract and without taking into account the underwriters' over-allotment option in respect of the Automatic Common Exchange Securities and the sale of the ordinary shares by AIL in the offering), AIL will beneficially own 27,616,500 ordinary shares representing 15.8% of the outstanding voting power of the ordinary shares.

(2) In connection with our recapitalization effected as of May 20, 1998, in advance of our initial public offering in June 1998, investment partnerships affiliated with WCAS and several entities in which some members of management have a beneficial interest granted irrevocable proxies with respect to a total of 23,521,899 and 6,459,024 ordinary voting shares, respectively, to a company which is the principal shareholder of AIL and which is beneficially owned by Morris S. Kahn. The proxies granted by the WCAS partnerships expire in ten years, or sooner if at any time the WCAS entities collectively own less than 10.0% of our outstanding capital shares. The proxies granted by several entities in which some members of management have a beneficial interest expire ratably over the next one or two years. It is contemplated that several entities in which some members of management have beneficial interests will grant irrevocable proxies with respect to an additional 4,726,571 ordinary voting shares to the same principal shareholder of AIL. After giving effect to those proxies and the issuance and sale of ordinary shares in the offering, AIL and its principal shareholder will together have the right to vote 41.5% of our ordinary voting shares (or 35.7%, assuming the delivery of the 10,000,000 ordinary shares that may be required to be delivered to the TRACES Trust upon the exchange of Automatic Common Exchange Securities on the Exchange Date) and WCAS will have the right to vote 17.8% of those shares.

(3) An aggregate 18.7% non-voting interest in AIL is held by an entity whose beneficial interests are held by some of our key executive officers (including a former executive officer).

(4) Some of our key executive officers are expected to receive approximately 14.5% of the proceeds of the sales by AIL (including proceeds from the ordinary shares to be sold in the offering). Those officers will indirectly sell through AIL (including the shares to be sold in the offering) approximately 14.5% of their indirect economic interest in Amdocs.

(5) After giving effect to the offering and the delivery of 10,000,000 ordinary shares deliverable to the TRACES Trust pursuant to the Purchase Contract, all of our executive officers will continue to hold, directly and indirectly, economic interests in approximately 35.0% of our outstanding ordinary shares (of which approximately 27.4% are held beneficially by WCAs.

                          DESCRIPTION OF SHARE CAPITAL

     Our authorized capital stock consists of 500,000,000 ordinary shares, 50,000,000 ordinary nonvoting shares and 25,000,000 preferred shares, in each case, par value L 0.01.

OUR ORDINARY SHARES

     All of our issued and outstanding ordinary shares and ordinary nonvoting shares are, and the ordinary shares being offered by us hereunder when issued and paid for will be, validly issued, fully paid and non-assessable. Neither the ordinary shares nor the ordinary nonvoting shares have pre-emptive, subscription or redemption rights. Neither our Memorandum of Association or Articles of Association nor the laws of Guernsey restrict in any way the ownership or voting of ordinary shares held by non-residents of Guernsey.

     Except as to voting rights, the rights of the holders of ordinary shares and ordinary nonvoting shares are identical and such securities rank on a parity.

     Dividend and Liquidation Rights. Holders of ordinary shares and ordinary nonvoting shares are entitled to receive equally, share for share, any dividends that may be declared by the board of directors out of funds legally available therefor. If, in the future, we declare cash dividends, such dividends will be payable in U.S. dollars. In the event of our liquidation, after satisfaction of liabilities to creditors, holders of ordinary shares and ordinary nonvoting shares are entitled to share pro rata in the net assets of Amdocs. Such rights may be affected by the grant of preferential dividend or distribution rights to the holders of a class or series of preferred shares that may be authorized in the future. Declaration of a final dividend (not exceeding the amounts proposed by our board of directors) requires shareholder approval by adoption of an ordinary resolution. Failure to obtain such shareholder approval does not affect previously paid interim dividends.

     Voting, Shareholder Meetings and Resolutions. Holders of ordinary shares have one vote for each ordinary share held on all matters submitted to a vote of shareholders. These voting rights may be affected by the grant of any special voting rights to the holders of a class or series of preferred shares that may be authorized in the future. An annual general meeting shall be held once every calendar year at the time (within a period of not more than 15 months after the last preceding annual general meeting) and at the place as may be determined by the board of directors. The quorum required for an ordinary meeting of shareholders consists of shareholders present in person or by attorney who hold or represent between them a majority of the outstanding ordinary shares.

     An ordinary resolution (such as a resolution for the approval of the financial reports or the declaration of dividends) requires approval by the holders of a majority of the voting rights represented at a meeting, in person or by proxy, and voting thereon. A special or extraordinary resolution (such as, for example, a resolution amending our Memorandum of Association or Articles of Association or approving any change in capitalization, or a liquidation or winding-up) requires approval of the holders of 75% of the voting rights represented at the meeting, in person or by proxy, and voting thereon. A special or extraordinary resolution can only be considered if shareholders receive at least fourteen days' prior notice of the meeting at which such resolution will be considered.

     Except as described below, the ordinary nonvoting shares do not have any voting rights. Each nonvoting ordinary share will be converted automatically into one ordinary share at any time that it is transferred by SBCI, the sole holder of the ordinary nonvoting shares. Accordingly, the ordinary nonvoting shares being sold by SBCI in this offering will automatically convert into ordinary shares.

     Transfer of Shares and Notices. Fully paid ordinary shares and ordinary nonvoting shares are issued in registered form and may be freely transferred pursuant to the Articles of Association unless the transfer is restricted or prohibited by another instrument. Each shareholder of record is entitled to receive at least fourteen days' prior notice of an ordinary shareholders' meeting and at least twenty-one days' prior notice of any shareholders' meeting at which a special resolution is to be adopted. For the purposes of determining the shareholders entitled to notice and to vote at the meeting, the board of directors may fix a record date not more than 60 or less than ten days prior to the date of the meeting.

     Modification of Class Rights. The rights attached to any class (unless otherwise provided by the terms of issue of that class), such as voting, dividends and the like, may be varied with the consent in writing of the holders of 75% of the outstanding shares of such class, or with the adoption of an extraordinary resolution passed at a separate general meeting of the holders of the shares of that class.

     Election of Directors. The ordinary shares do not have cumulative voting rights in the election of directors. As a result, the holders of ordinary shares that represent more than 50% of the voting power have the power to elect all of Amdocs' directors. See "Principal and Selling Shareholders."

OUR PREFERRED SHARES

     Amdocs has 25,000,000 authorized preferred shares. The board of directors has the authority to issue the preferred shares in one or more series and to fix the rights, preferences, privileges and restrictions of such shares, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series, without further vote or action by the shareholders. We currently do not have any plans to issue any preferred shares other than the voting share described below.

     The purpose of authorizing the board of directors to issue preferred shares and to determine their rights and preferences is to eliminate delays associated with a shareholder vote on specific issuances. The issuance of preferred shares, while providing desirable flexibility in connection with possible equity financings, acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting shares.

REGISTRATION RIGHTS

     AIL, SBCI and WCAS have demand and piggyback registration rights with respect to their ordinary shares under the Securities Act. The ordinary shares being offered in the offering have been registered upon the exercise of one of these demand registration rights. Following the offering described in this prospectus, these holders will have the right, on one more occasion, to require us to register the shares held by them for sale to the public in an underwritten public offering. In addition, if we propose to register any of our ordinary shares under the Securities Act, these holders may require us to include all or a portion of their shares in the registration, although the managing underwriter of any offering has certain rights to limit the number of shares in that registration. All expenses incurred in connection with these registrations (other than underwriters' discounts and commissions and fees of counsel retained by any selling shareholder) will be borne by us. These shareholders have agreed that they will not exercise any right with respect to any of these registrations for a period ending 180 days after the effective date of the registration statement for the offering, without the prior written consent of the underwriters.

             COMPARISON OF UNITED STATES AND GUERNSEY CORPORATE LAW

     The following discussion is a summary of the material differences between United States and Guernsey corporate law relevant to an investment in the ordinary shares and is based on the advice of Reboul, MacMurray, Hewitt, Maynard & Kristol, with respect to the corporate law of the United States, and Carey Langlois, with respect to the corporate law of Guernsey. The following discussion is based upon laws and relevant interpretations thereof in effect as of the date of this prospectus, all of which are subject to change.

     Under the laws of many jurisdictions in the United States, controlling shareholders generally have certain "fiduciary" responsibilities to minority shareholders. Shareholder action by controlling shareholders must be taken in good faith and actions by such shareholders that are obviously unreasonable may be declared null and void. Guernsey law protecting the interests of minority shareholders may not be as protective in all circumstances as the law protecting minority shareholders in United States jurisdictions.

     Under Guernsey law, an individual shareholder cannot, without the authority of the majority of the shareholders of the corporation, initiate litigation in the corporation's name, but an individual shareholder may seek to enforce the corporation's rights by suing in representative form on behalf of himself and all of the other shareholders of the corporation (except the wrongdoers where the complaint is against other shareholders) against the wrongdoers, who may include directors. In these circumstances, the corporation itself may be joined as a nominal defendant in order that it can be bound by the judgment and, if an action results in any property or damages recovered, such recovery goes not to the plaintiff, but to the corporation. Alternatively, Guernsey law makes specific provision to enable a shareholder to apply to the court for relief on the ground that the affairs of the corporation are being or have been conducted in a manner that is unfairly prejudicial to the interests of certain shareholders (including at least himself) or any actual or proposed act or omission of the corporation is or would be so prejudicial. In such circumstances, the court has wide discretion to make orders to regulate the conduct of the corporation's affairs in the future, to require the corporation to refrain from doing or continuing to do an act that the applicant has complained it has omitted to do, to authorize civil proceedings to be brought in the name and on behalf of the corporation and to provide for the purchase of shares of any shareholder of the corporation by other members or by the corporation itself.

     As in most United States jurisdictions, unless approved by a special resolution of our shareholders, our directors do not have the power to take certain actions, including an amendment of our Memorandum of Association or Articles of Association or an increase or reduction in our authorized capital. Directors of a Guernsey corporation, without shareholder approval, in certain instances may, among other things, implement a reorganization and effect certain mergers or consolidations, certain sales, transfers, exchanges or dispositions of assets, property, parts of the business or securities of the corporation; or any combination thereof, if they determine any such action is in the best interests of the corporation, its creditors or its shareholders.

     As in most United States jurisdictions, the board of directors of a Guernsey corporation is charged with the management of the affairs of the corporation. In most United States jurisdictions, directors owe a fiduciary duty to the corporation and its shareholders, including a duty of care, pursuant to which directors must properly apprise themselves of all reasonably available information, and a duty of loyalty, pursuant to which they must protect the interests of the corporation and refrain from conduct that injures the corporation or its shareholders or that deprives the corporation or its shareholders of any profit or advantage. Many United States jurisdictions have enacted various statutory provisions that permit the monetary liability of directors to be eliminated or limited. Guernsey law protecting the interests of shareholders may not be as protective in all circumstances as the law protecting shareholders in United States jurisdictions. Under our Articles of Association, we are obligated to indemnify any person who is made or threatened to be made a party to a legal or administrative proceeding by virtue of being a director, officer or agent of Amdocs, provided that we have no obligation to indemnify any such persons for any claims they incur or sustain by or through their own willful act of default. See "Risk Factors -- The rights of shareholders of Guernsey corporations differ in some respects from those of shareholders of United States corporations".

                        SHARES ELIGIBLE FOR FUTURE SALE

     Upon completion of the offering, we will have 174,362,324 ordinary shares and 24,437,700 non-voting ordinary shares issued and outstanding. Of these shares, the 20,000,000 ordinary shares sold in the offering plus any shares issued upon exercise of the underwriters' overallotment options will be freely tradeable without restriction. We, substantially all of our principal shareholders and our officers and directors have agreed not to offer, sell, contract to sell or otherwise dispose of any ordinary shares or non-voting ordinary shares without the consent of the representatives of the underwriters for a period of 90 days after the date of this prospectus, except for the ordinary shares offered hereby and ordinary shares issuable upon the exercise of options granted or to be granted under the Amdocs Plan. These shareholders will, upon the consummation of the offering, own an aggregate 147,748,552 shares or 74.3% of the then outstanding ordinary shares and non-voting ordinary shares. After this 90-day period, all our ordinary shares will be eligible for sale in the public market pursuant to Rule 144, subject to compliance with the volume and manner of sale limitations of Rule 144, or under another exemption from the registration requirements of the Securities Act. Our principal shareholders also have the right in certain circumstances to require us to register their shares under the Securities Act for resale to the public. See "Description of Share Capital -- Registration Rights".

     In general, under Rule 144, as currently in effect, if one year has elapsed since the date of acquisition of shares that are "restricted securities" (as defined in Rule 144) from us or any "affiliate" (as defined below) of ours, the acquiror or subsequent holder of the shares (including an affiliate) is entitled to sell, within any three-month period, that number of shares that does not exceed the greater of 1% of our then outstanding ordinary shares and the average weekly trading volume of the ordinary shares on all exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission. Sales under Rule 144 are also subject to restrictions relating to manner of sale, notice requirements and the availability of current public information about us. If two years have elapsed since the later of the date of acquisition of restricted shares from us or from any affiliate of ours, and the acquiror or subsequent holder thereof is deemed not to have been an affiliate of ours at any time during the 90 days preceding a sale, that person would be entitled to sell those shares in the public market under Rule 144(k) without regard to volume limitations, manner of sale provisions, public information requirements or notice requirements. As defined in Rule 144, an "affiliate" of an issuer is a person that directly, or indirectly through the use of one or more intermediaries, controls, or is controlled by, or is under common control with, that issuer.

     We intend to register the 6,600,000 ordinary shares reserved for issuance pursuant to the Amdocs Plan following the date of this prospectus, on a Form S-8 registration statement under the Securities Act. This registration statement would become effective immediately upon filing. Shares issued upon the exercise of stock options after the effective date of the Form S-8 registration statement would be eligible for resale in the public market without restriction, subject to Rule 144 limitations applicable to affiliates. The right to exercise options outstanding under the Amdocs Plan is subject to vesting requirements. See "Management -- Employee Stock Options".

     One of the selling shareholders has also entered into the Purchase Contract with the TRACES Trust under which it may deliver up to 11,500,000 ordinary shares on or before the Exchange Date. The TRACES Trust will deliver these ordinary shares to the holders of its Automatic Common Exchange Securities. These ordinary shares will be freely tradeable upon their delivery to the TRACES Trust's security holders. The Exchange Date will occur no earlier than June 11, 2002.

     We can make no prediction as to the effect, if any, that future sales of shares or the availability of shares for sale will have on the market price of the ordinary shares prevailing, from time to time. Nevertheless, sales of substantial amounts of the ordinary shares in the public market could adversely affect the prevailing market price of the ordinary shares and could impair our ability to raise capital through the sale of equity securities.

                            TAXATION OF THE COMPANY

     The following is a summary of certain material tax considerations relating to us and our subsidiaries. To the extent that the discussion is based on tax legislation that has not been subject to judicial or administrative interpretation, there can be no assurance that the views expressed in the discussion will be accepted by the tax authorities in question. The discussion is not intended, and should not be construed, as legal or professional tax advice and is not exhaustive of all possible tax considerations.

GENERAL

     Our overall effective tax rate has historically been approximately 30% due to the various corporate income tax rates of the countries in which we operate and the magnitude of our activities in those countries. Our effective tax rate for fiscal 1998 was 50% due to the incurrence of significant interest expense in tax-exempt or low tax jurisdictions. There can be no assurance that our effective tax rate will not change over time as a result of a change in corporate income tax rates or other changes in the tax laws of the various countries in which we operate. Moreover, our effective tax rate in future years may be adversely affected in the event that a tax authority challenged the manner in which items of income and expense are allocated among us and our subsidiaries. In addition, we and certain of our subsidiaries have been granted certain special tax benefits, discussed below, in Cyprus and Israel. The loss of any such tax benefits could have an adverse effect on our effective tax rate.

CERTAIN GUERNSEY TAX CONSIDERATIONS

     We qualify as an exempt company (i.e. our shareholders are not Guernsey residents and we do not carry on business in Guernsey) so we generally are not subject to taxation in Guernsey. We will retain such exempt status following the offering.

CERTAIN CYPRUS TAX CONSIDERATIONS

     Our Cyprus subsidiary, Amdocs Development Ltd., operates a development center. Corporations resident in Cyprus currently are subject to a maximum 25% income tax rate. The Government of Cyprus has issued a permit to our Cyprus subsidiary pursuant to which the activities to be conducted by it will be deemed to be offshore activities for the purpose of Cyprus taxation. As a result, our Cyprus subsidiary is subject to an effective tax rate in Cyprus of 4.25%. In order for our subsidiary to remain entitled to this reduced rate of taxation pursuant to the permit, it must continue to satisfy certain requirements concerning its operations in Cyprus and it must undertake certain information reporting obligations to the Government of Cyprus.

CERTAIN UNITED KINGDOM TAX CONSIDERATIONS

     Our United Kingdom subsidiary, Amdocs (UK) Limited, performs global development, contracting and marketing functions for our business, and acts as a holding company for certain of our subsidiaries, including our principal United States operating subsidiary.

     GENERAL CORPORATE TAXATION IN THE UNITED KINGDOM

     Until March 31, 1999, the statutory United Kingdom corporation tax rate was 31%. Commencing on April 1, 1999, the statutory corporate tax rate decreased to 30%. Our United Kingdom subsidiary pays UK corporation tax on its worldwide income, with a credit in certain cases for non-UK income taxes paid. Our United Kingdom subsidiary pays tax on dividends received from its subsidiaries, with a credit for underlying non-UK taxes paid by such subsidiaries and withholding taxes paid on such dividends.

CERTAIN ISRAELI TAX CONSIDERATIONS

     Our Israeli subsidiary, Amdocs (Israel) Limited, operates our largest development center. Discussed below are certain Israeli tax considerations relating to our Israeli subsidiary:

     GENERAL CORPORATE TAXATION IN ISRAEL

     Effective January 1, 1996, and thereafter, in general, Israeli companies are subject to "Company Tax" at the rate of 36% of taxable income. However, the effective tax rate payable by an Israeli company that derives income from an Approved Enterprise (as further discussed below) may be considerably less.

     LAW FOR THE ENCOURAGEMENT OF CAPITAL INVESTMENTS, 1959

     GENERAL. Certain production and development facilities of our Israeli subsidiary have been granted "Approved Enterprise" status pursuant to the Law for the Encouragement of Capital Investments, 1959, or the Investment Law, which provides certain tax and financial benefits to investment programs that have been granted such status.

     The Investment Law provides that capital investments in production facilities (or other eligible assets) may, upon application to the Israeli Investment Center, be designated as an Approved Enterprise. Each instrument of approval for an Approved Enterprise relates to a specific investment program delineated both by the financial scope of the investment, including source of funds, and by the physical characteristics of the facility or other assets. The tax benefits available under any instrument of approval relate only to taxable profits attributable to the specific investment program and are contingent upon compliance with the conditions set out in the instrument of approval.

     TAX BENEFITS. Taxable income derived from an Approved Enterprise is subject to a reduced corporate tax rate of 25% until the earlier of

     - seven consecutive years (or ten in the case of an FIC (as defined below)) commencing in the year in which the Approved Enterprise first generates taxable income,

     - twelve years from the year of commencement of production or

     - fourteen years from the year of the approval of the Approved Enterprise status.

     Such income is eligible for further reductions in tax rates if the company qualifies as a Foreign Investors' Company, or FIC, depending on the percentage of the foreign ownership. Subject to certain conditions, an FIC is a company more than 25% of whose share capital (in terms of shares, rights of profits, voting and appointment of directors) and more than 25% of whose combined share and loan capital is owned by non-Israeli residents. The tax rate is 20% if the foreign investment is 49% or more but less than 74%; 15% if the foreign investment is 74% or more but less than 90%; and 10% if the foreign investment is 90% or more. The determination of foreign ownership is made on the basis of the lowest level of foreign ownership during the tax year. A company that owns an Approved Enterprise, approved after April 1, 1986 may elect to forego the entitlement to grants and apply for an alternative package of tax benefits. In addition, a company (like our Israeli subsidiary) with an enterprise outside the National Priority Regions (which is not entitled to grants) may also apply for the alternative benefits. Under the alternative benefits, undistributed income from the Approved Enterprise operations is fully tax exempt (a tax holiday) for a defined period. The tax holiday ranges between two to ten years from the first year of taxable income subject to the limitations as described above, depending principally upon the geographic location within Israel. On expiration of the tax holiday, the Approved Enterprise is eligible for a beneficial tax rate (25% or lower in the case of an FIC, as described above) for the remainder of the otherwise applicable period of benefits.

     Our Israeli subsidiary has elected the alternative benefits with respect to its current Approved Enterprise and its enlargements, pursuant to which the Israeli subsidiary enjoys, in relation to its Approved Enterprise operations, certain tax holidays for a period of two years (and in some cases for a period of four years) and reduced tax rates for an additional period of up to eight years. In case our Israeli subsidiary pays a dividend, at any time, out of income earned during the tax holiday period in respect of its Approved Enterprise, it will be subject, assuming that the current level of foreign investment in Amdocs is not reduced, to corporate tax at the otherwise applicable rate of 10% of the income from which such dividend has been paid and up to 25% if such foreign investments are reduced (as detailed above). This tax is in addition to the withholding tax on dividends as described below. Under a new instrument of approval issued recently and relating to the current investment program of our Israeli subsidiary and to the income derived therefrom, our Israeli subsidiary is entitled to a reduced tax rate period of thirteen years (instead of the eight year period referred to above.) The tax benefits, available with respect to an Approved Enterprise only to taxable income attributable to that specific enterprise, are given according to an allocation formula provided for in the Investment Law or in the instrument of approval, and are contingent upon the fulfillment of the conditions stipulated by the Investment Law, the regulations published thereunder and the instruments of approval for the specific investments in the Approved Enterprises. In the event our Israeli subsidiary fails to comply with these conditions, the tax and other benefits could be canceled, in whole or in part, and the subsidiary might be required to refund the amount of the canceled benefits, with the addition of CPI linkage differences and interest. We believe that the Approved Enterprise of our Israeli subsidiary substantially complies with all such conditions currently, but there can be no assurance that it will continue to do so.

     From time to time, the Government of Israel has discussed reducing the benefits available to companies under the Investment Law. The termination or substantial reduction of any of the benefits available under the Investment Law could have a material adverse effect on future investments by us in Israel (although such termination or reduction would not affect our Israeli subsidiary's existing Approved Enterprise or the related benefits).

  Dividends

     Dividends paid out of income derived by an Approved Enterprise during the benefit periods (or out of dividends received from a company whose income is derived by an Approved Enterprise) are subject to withholding tax at a reduced rate of 15% (deductible at source). In the case of companies that do not qualify as a FIC, the reduced rate of 15% is limited to dividends paid at any time up to twelve years thereafter.

                     TAXATION OF HOLDERS OF ORDINARY SHARES

     The following discussion is a summary of certain United States federal income tax considerations and Guernsey tax considerations relating to an investment in the ordinary shares.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion describes the material United States federal income tax consequences to a holder of ordinary shares that is

 (i) a citizen or resident of the United States,

 (ii) a corporation created or organized in, or under the laws of, the United States or of any state thereof,

(iii) an estate, the income of which is includable in gross income for United States federal income tax purposes regardless of its source, or

(iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust.

     This summary generally considers only U.S. holders that will own ordinary shares as capital assets. This summary does not discuss the United States federal income tax consequences to a holder of ordinary shares that is not a U.S. holder.

     This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, or the Code, current and proposed Treasury regulations promulgated thereunder, and administrative and judicial decisions as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This discussion does not address all aspects of United States federal income taxation that may be relevant to a holder of ordinary shares based on such holder's particular circumstances (including potential application of the alternative minimum tax), United States federal income tax consequences to certain holders that are subject to special treatment (such as taxpayers who are broker-dealers, insurance companies, tax-exempt organizations, financial institutions, holders of securities held as part of a "straddle", "hedge" or "conversion transaction" with other investments, or holders owning directly, indirectly or by attribution at least 10% of the ordinary shares), or any aspect of state, local or non-United States tax laws. Additionally, the discussion does not consider the tax treatment of persons who hold ordinary shares through a partnership or other pass-through entity or the possible application of United States federal gift or estate taxes.

     EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO SUCH PERSON OF PURCHASING, HOLDING OR DISPOSING OF THE ORDINARY SHARES.

     DIVIDENDS

     In general, a U.S. holder receiving a distribution with respect to the ordinary shares will be required to include such distribution (including the amount of foreign taxes, if any, withheld therefrom) in gross income as a taxable dividend to the extent such distribution is paid from our current or accumulated earnings and profits as determined under United States federal income tax principles. Any distributions in excess of such earnings and profits will first be treated, for United States federal income tax purposes, as a nontaxable return of capital to the extent of the U.S. holder's tax basis in the ordinary shares, and then, to the extent in excess of such tax basis, as gain from the sale or exchange of a capital asset. See "Disposition of Ordinary Shares" below. United States corporate shareholders will not be entitled to any deduction for distributions received as dividends on the ordinary shares.

     The amount of foreign income taxes that may be claimed as a credit against United States federal income tax in any year is subject to certain complex limitations and restrictions, which must be determined on an individual basis by each U.S. holder. The limitations set out in the Code include, among others, rules that may limit foreign tax credits allowable with respect to specific classes of income to the United States federal income taxes otherwise payable with respect to each such class of income. Dividends paid by us generally will be foreign source "passive income" for United States foreign tax credit purposes.

  DISPOSITION OF ORDINARY SHARES

     Upon the sale, exchange or other disposition of ordinary shares, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized on the disposition by such U.S. holder and its tax basis in the ordinary shares. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder has held the ordinary shares for more than one year at the time of the disposition. In the case of a U.S. holder that is an individual, trust or estate, long-term capital gains realized upon a disposition of the ordinary shares generally will be subject to a maximum tax rate of 20%. Gains realized by a U.S. holder on a sale, exchange or other disposition of ordinary shares generally will be treated as United States source income for United States foreign tax credit purposes.

  INFORMATION REPORTING AND BACKUP WITHHOLDING

     Dividend payments with respect to the ordinary shares and proceeds from the sale, exchange or redemption of ordinary shares may be subject to information reporting to the Internal Revenue Service and possible U.S. backup withholding at a 31% rate. Backup withholding will not apply, however, to a U.S. holder who furnishes a correct taxpayer identification number and makes any other required certification or who is otherwise exempt from backup withholding. Generally a U.S. holder will provide such certification on IRS Form W-9 (Request for Taxpayer Identification Number and Certification).

     Amounts withheld under the backup withholding rules may be credited against a U.S. holder's tax liability, and a U.S. holder may obtain a refund of any excess amounts withheld under the backup withholding rules by filing the appropriate claim for a refund with the Internal Revenue Service.

CERTAIN GUERNSEY TAX CONSIDERATIONS

     Under the laws of Guernsey as currently in effect, a holder of ordinary shares who is not a resident of Guernsey and who does not carry on business in Guernsey through a permanent establishment situated there is (1) exempt from Guernsey income tax on dividends paid with respect to the ordinary shares and
(2) not liable for Guernsey income tax on gains realized on sale or disposition of such ordinary shares. In addition, Guernsey does not impose a withholding tax on dividends paid by us to holders of ordinary shares.

     There are no capital gains, gift or inheritance taxes levied by Guernsey, and the ordinary shares generally are not subject to any transfer taxes, stamp duties or similar charges on issuance or transfer.

     THE FOREGOING DISCUSSION DOES NOT ATTEMPT TO ADDRESS ALL OF THE POTENTIAL TAX CONSEQUENCES RELATING TO THE ORDINARY SHARES. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF PURCHASING, HOLDING OR DISPOSING OF THE ORDINARY SHARES UNDER THE LAWS OF ITS COUNTRY OF CITIZENSHIP, DOMICILE OR RESIDENCE.

                                 LEGAL MATTERS

     The validity of the ordinary shares offered hereby will be passed upon for us by Carey Langlois, Guernsey. Certain legal matters in connection with the offering will be passed upon for us by Reboul, MacMurray, Hewitt, Maynard & Kristol and for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP.

                                    EXPERTS

     The financial statements of Amdocs Limited as of September 30, 1998 and 1997 and for the three year period ended September 30, 1998 audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual reports, quarterly reports and current reports and other information with the Securities and Exchange Commission. You may read and copy any of our SEC filings at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the Public Reference Room. Our SEC filings are also available to the public on the SEC's website at http://www.sec.gov.

     You may request copies of the filings, at no cost, by writing to or telephoning us as follows:

                                   Amdocs, Inc.
                                   1610 Des Peres Road
                                   St. Louis, Missouri 63131
                                   Telephone: (314) 821-3242

     This prospectus is part of a registration statement on Form F-1 that we filed with the SEC under the Securities Act. This prospectus does not contain all the information contained in the registration statement. For further information about us and our ordinary shares, you should read the registration statement and the exhibits filed with the registration statement.

                           FORWARD-LOOKING STATEMENTS

     Some of the information in this prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "expect," "anticipate," "plan," "believe," "seek," "estimate" and similar words. Statements that we make in this prospectus that are not statements of historical fact may also be forward-looking statements. In particular, statements that we make in "Management's Discussion and Analysis of Financial Condition and Results of Operations" may be forward-looking statements. Forward-looking statements are not guarantees of our future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control. You should not place undue reliance on forward-looking statements. We do not promise to notify you if we learn that our assumptions or projections are wrong for any reason. Before you invest in our ordinary shares, you should be aware that the factors we discuss in "Risk Factors" and elsewhere in this prospectus could cause our actual results to differ from any forward-looking statements.

                              PLAN OF DISTRIBUTION

     The Automatic Common Exchange Securities will be distributed as described in the Trust Prospectus under the caption "Underwriting". Some of the underwriters and their affiliates have provided, are currently providing, and expect to provide in the future, commercial and investment banking services to us for which they have received and will receive fees and commissions.

                                TRUST PROSPECTUS

     The Automatic Common Exchange Securities are being offered pursuant to the Trust Prospectus. This prospectus relates only to the ordinary shares that may be delivered upon exchange of the Automatic Common Exchange Securities. We take no responsibility for any information included in or omitted from the Trust Prospectus. The Trust Prospectus does not constitute a part of this prospectus nor is it incorporated by reference herein.

                          AMDOCS LIMITED
                  INDEX TO FINANCIAL STATEMENTS
            (in U.S. dollars, unless otherwise stated)

Audited Consolidated Financial Statements
Report of Independent Auditors..............................   F-2
Consolidated Balance Sheets as of September 30, 1998 and
  1997......................................................   F-3
Consolidated Statements of Operations for the years ended
  September 30, 1998, 1997, and 1996........................   F-4
Consolidated Statements of Changes in Shareholders' Equity
  (Deficit) for the years ended September 30, 1998, 1997,
  and 1996..................................................   F-5
Consolidated Statements of Cash Flows for the years ended
  September 30, 1998, 1997, and 1996........................   F-6
Notes to Consolidated Financial Statements..................   F-8
Unaudited Consolidated Financial Statements
Consolidated Balance Sheet as of March 31, 1999.............  F-24
Consolidated Statements of Operations for the six months
  ended March 31, 1999 and 1998.............................  F-25
Consolidated Statement of Changes in Shareholder's Equity
  (Deficit) for the six months ended March 31, 1999.........  F-26
Consolidated Statements of Cash Flows for the six months
  ended March 31, 1999 and 1998.............................  F-27
Notes to Unaudited Consolidated Financial Statements........  F-28

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

AMDOCS LIMITED

     We have audited the accompanying consolidated balance sheets of Amdocs Limited as of September 30, 1998 and 1997, and the related statements of operations, changes in shareholders' equity (deficit) and cash flows for each of the three years in the period ended September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Amdocs Limited at September 30, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended September 30, 1998, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

St. Louis, Missouri
November 8, 1998

                                 AMDOCS LIMITED

                          CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              AS OF SEPTEMBER 30,
                                                              --------------------
                                                                1998        1997
                                                                ----        ----
                                      ASSETS
Current Assets:
  Cash and cash equivalents.................................  $ 25,389    $ 53,732
  Accounts receivable, including unbilled of $10,331 in 1998
     and $2,031 in 1997.....................................    79,723      48,565
  Accounts receivable from related parties, including
     unbilled of $537 in 1998 and $0 in 1997................    10,235      15,393
  Deferred income taxes.....................................    14,534      12,532
  Prepaid expenses and other current assets.................    11,991       6,161
                                                              --------    --------
          Total current assets..............................   141,872     136,383
Equipment, vehicles and leasehold improvements, net.........    46,404      28,287
Deferred income taxes.......................................     7,773       4,587
Intellectual property rights................................    23,362      25,982
Other noncurrent assets.....................................    20,555      25,343
                                                              --------    --------
                                                              $239,966    $220,582
                                                              ========    ========
                  LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable and accrued expenses.....................  $ 47,599    $ 30,543
  Accrued personnel costs...................................    29,948      23,098
  Short-term financing arrangements.........................    91,565       1,998
  Unearned revenue..........................................    29,241      17,440
  Notes payable to related parties..........................        --       3,268
  Short-term portion of capital lease obligations...........     2,952       1,954
  Forward exchange contracts................................     2,926          --
  Income taxes payable and deferred income taxes............    21,919      20,151
                                                              --------    --------
          Total current liabilities.........................   226,150      98,452
Long-term forward exchange contracts........................     2,222          --
Long-term portion of capital lease obligations..............     9,215       7,370
Other noncurrent liabilities................................    24,268      20,507
Shareholders' equity (deficit):
  Preferred Shares -- Authorized 25,000 shares; pound
     sterling 0.01 par value; 0 shares issued and
     outstanding............................................        --          --
Ordinary Shares -- Authorized 550,000 shares; pound sterling
  0.01 par value; 196,800 and 124,708 outstanding,
  respectively (1998 -- 30,235 Non Voting Ordinary Shares
  and 166,565 Voting Ordinary Shares).......................     3,149       1,996
Additional paid-in capital..................................   447,503     105,779
Unrealized loss on derivative instruments...................    (1,495)         --
Unearned compensation.......................................    (8,947)         --
Accumulated deficit.........................................  (462,099)    (13,522)
                                                              --------    --------
          Total shareholders' equity (deficit)..............   (21,889)     94,253
                                                              --------    --------
                                                              $239,966    $220,582
                                                              ========    ========

                             See accompanying notes

                                 AMDOCS LIMITED

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------
                                                            1998        1997        1996
                                                            ----        ----        ----
Revenue:
  License(*)............................................  $ 42,891    $ 25,995    $ 16,298
  Service(*)............................................   360,876     264,107     195,422
                                                          --------    --------    --------
                                                           403,767     290,102     211,720
                                                          --------    --------    --------
Operating expenses:
  Cost of license(*)....................................    10,732       3,711       4,011
  Cost of service(*)....................................   231,360     173,704     129,177
  Research and development..............................    25,612      17,386      14,695
  Selling, general and administrative(*)................    51,168      40,769      28,347
  Nonrecurring charges (*)..............................        --      27,563          --
                                                          --------    --------    --------
                                                           318,872     263,133     176,230
                                                          --------    --------    --------
Operating income........................................    84,895      26,969      35,490
Other expense, net(*)...................................    24,126       3,266         476
                                                          --------    --------    --------
Income before income taxes and cumulative effect........    60,769      23,703      35,014
Income taxes............................................    30,385      17,827      10,506
                                                          --------    --------    --------
Income before cumulative effect.........................    30,384       5,876      24,508
Cumulative effect of change in accounting principle, net
  of $277 tax...........................................       277          --          --
                                                          --------    --------    --------
Net income..............................................  $ 30,107    $  5,876    $ 24,508
                                                          ========    ========    ========
Basic earnings per share
  Income before cumulative effect.......................  $   0.19    $   0.05    $   0.23
  Cumulative effect of a change in accounting principle
     (less than $0.01)..................................        --          --          --
                                                          --------    --------    --------
  Net income............................................  $   0.19    $   0.05    $   0.23
                                                          ========    ========    ========
Diluted earnings per share Income before
  cumulative effect.....................................  $   0.19    $   0.05    $   0.22
  Cumulative effect of a change in accounting principle
     (less than $0.01)..................................        --          --          --
                                                          --------    --------    --------
  Net income............................................  $   0.19    $   0.05    $   0.22
                                                          ========    ========    ========

---------------
(*) Includes the following income (expense) resulting from transactions with related parties for the year ended September 30, 1998, 1997 and 1996, respectively: License revenue -- $2,300, $0, and $2,000; service revenue -- $82,100, $100,500 and $76,500; cost of license -- $0, $(3,382)
    and $(4,011); cost of service -- $(2,325), $(2,523) and $(1,966); selling, general and administrative -- $(510), $(377) and $(294); other expense, net -- $(6,268), $0 and $0 (Note 3); nonrecurring charges -- $0, $(1,800)
    and $0 (Note 3).

                             See accompanying notes

                                 AMDOCS LIMITED

      CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        UNREALIZED                     RETAINED         TOTAL
                                        ORDINARY SHARES    ADDITIONAL     LOSS ON                      EARNINGS     SHAREHOLDERS'
                                        ----------------    PAID-IN     DERIVATIVE      UNEARNED     (ACCUMULATED      EQUITY
                                        SHARES    AMOUNT    CAPITAL     INSTRUMENTS   COMPENSATION     DEFICIT)       (DEFICIT)
                                        ------    ------   ----------   -----------   ------------   ------------   -------------
Balance at September 30, 1995.........  107,934   $1,727    $ 14,348      $    --       $     --      $  13,354       $  29,429
Conversion to Voting Shares...........      (18)     --           --           --             --             --              --
Net income                                   --      --           --           --             --         24,508          24,508
Dividends declared, $0.35 per share...       --      --           --           --             --        (37,949)        (37,949)
                                        -------   ------    --------      -------       --------      ---------       ---------
Balance at September 30, 1996.........  107,916   1,727       14,348           --             --            (87)         15,988
Net income............................       --      --           --           --             --          5,876           5,876
Dividends declared, $0.18 per share...       --      --           --           --             --        (19,311)        (19,311)
Issuance of Ordinary Shares, net......   16,792     269       91,431           --             --             --          91,700
                                        -------   ------    --------      -------       --------      ---------       ---------
Balance at September 30, 1997.........  124,708   1,996      105,779           --             --        (13,522)         94,253
Net income............................       --      --           --           --             --         30,107          30,107
Unrealized loss on derivative
  instruments, net of $640 tax........       --      --           --       (1,495)            --             --          (1,495)
Dividends declared, $3.76 per share...       --      --           --           --             --       (478,684)       (478,684)
Issuance of Ordinary Shares, net......   54,092     865       97,583           --             --             --          98,448
Initial public offering of Ordinary
  Shares, net.........................   18,000     288      233,902           --             --             --         234,190
Stock options granted to employees,
  net of forfeitures..................       --      --       10,239           --        (10,239)            --              --
Amortization of unearned
  compensation........................       --      --           --           --          1,292             --           1,292
                                        -------   ------    --------      -------       --------      ---------       ---------
Balance at September 30, 1998.........  196,800   $3,149    $447,503      $(1,495)      $ (8,947)     $(462,099)      $ (21,889)
                                        =======   ======    ========      =======       ========      =========       =========

                             See accompanying notes

                                 AMDOCS LIMITED

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                            YEAR ENDED SEPTEMBER 30,
                                                       -----------------------------------
                                                         1998         1997         1996
                                                         ----         ----         ----
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income...........................................  $  30,107    $   5,876    $  24,508
Reconciliation of net income to net cash provided by
  operating activities:
     Depreciation....................................     12,611        8,066        5,223
     Amortization....................................     16,485          328           --
     Loss on sale of equipment.......................        149          137           11
     Deferred income taxes...........................     (1,991)     (11,868)       4,861
     Write-off of purchased computer software........         --        1,800           --
Net changes in operating assets and liabilities:
     Accounts receivable.............................    (26,000)     (19,357)      (8,211)
     Prepaid expenses and other current assets.......     (5,244)       1,258         (681)
     Other noncurrent assets.........................     (3,324)      (3,958)      (3,181)
     Accounts payable and accrued expenses...........     23,906       20,971       (1,896)
     Forward exchange contracts......................      5,148           --           --
     Unearned revenue................................     11,800        6,730        5,697
     Income taxes payable............................     (1,429)      11,225        3,979
     Other noncurrent liabilities....................      5,760        4,843        3,598
     Unrealized loss on derivative instruments.......     (1,495)          --           --
                                                       ---------    ---------    ---------
                                                           9,122       21,712         (695)
                                                       ---------    ---------    ---------
Net cash provided by operating activities............     66,483       26,051       33,908
CASH FLOW FROM INVESTING ACTIVITIES:
Proceeds from sale of equipment, vehicles and
  leasehold improvements.............................        889          959          253
Payments for purchase of equipment, vehicles and
  leasehold improvements.............................    (26,566)     (10,213)      (5,526)
Purchase of computer software and intellectual
  property rights....................................         --      (40,000)          --
                                                       ---------    ---------    ---------
Net cash used in investing activities................    (25,677)     (49,254)      (5,273)
CASH FLOW FROM FINANCING ACTIVITIES:
Dividends paid.......................................   (478,684)     (18,000)     (40,013)
Net proceeds from issuance of Ordinary Shares........    330,638       91,700           --
Payments under short-term finance arrangements.......   (269,946)    (155,190)    (130,358)
Borrowings under short-term finance arrangements.....    358,862      140,360      137,872
Net proceeds from issuance of long term debt.........    364,127           --           --
Principal payments on long term debt.................   (368,521)          --           --
Principal payments on capital lease obligations......     (2,357)      (1,286)        (267)
Proceeds from (payments on) issuance of notes
  payable............................................     (3,268)       3,268           --
                                                       ---------    ---------    ---------
Net cash provided by (used in) financing
  activities.........................................    (69,149)      60,852      (32,766)
                                                       ---------    ---------    ---------
Net increase (decrease) in cash and cash
  equivalents........................................    (28,343)      37,649       (4,131)
Cash and cash equivalents at beginning of year.......     53,732       16,083       20,214
                                                       ---------    ---------    ---------
Cash and cash equivalents at end of year.............  $  25,389    $  53,732    $  16,083
                                                       =========    =========    =========

                             See accompanying notes

                                 AMDOCS LIMITED

                                 (IN THOUSANDS)

                                                                YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------
                                                               1998       1997       1996
                                                               ----       ----       ----
Supplementary Cash Flow Information
Interest and Income Taxes Paid
  Cash paid for:
  Income taxes, net of refunds..............................  $32,472    $18,352    $1,475
  Interest..................................................   25,150      1,036     1,199

NON CASH INVESTING AND FINANCING ACTIVITIES

     Capital lease obligations of $5,200, $8,516 and $2,361 were incurred during the years ended September 30, 1998, 1997 and 1996 respectively, when the Company entered into lease agreements for vehicles.

     The Company declared a dividend to its shareholders as of June 30, 1997 of certain assets, consisting principally of the net assets and liabilities of a dormant entity, totaling approximately $1,311. The estimated value of the net assets distributed, based on internally prepared estimates, approximates the net book value at the date of distribution. The dividend is aggregated in the Statement of Changes in Shareholders' Equity (Deficit) with cash dividends paid of $18,000.

                             See accompanying notes

                                 AMDOCS LIMITED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                               SEPTEMBER 30, 1998

NOTE 1  NATURE OF ENTITY

     Amdocs Limited (the "Company") is a leading provider of product-driven information system solutions to the telecommunications industry. The Company and its subsidiaries operate in one business segment, providing computer systems integration and related services for the telecommunications industry. The Company designs, develops, markets, and supports computer software products and related services to telecommunications companies throughout the world.

     The Company is a Guernsey corporation, which holds directly or indirectly several wholly owned subsidiaries in the United States, Europe, Canada, Israel, Japan, Cyprus and Australia. The Company's customers are mainly in the North America, Europe, South America, Australia, and the Asia-Pacific region. The Company derives approximately 55 percent of its revenue from outside the United States. The majority of the Company's production facilities are located in the State of Israel. Additional development and support centers are located in the U.S., Brazil and Cyprus.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the U.S.

CONSOLIDATION

     The financial statements include the accounts of the Company and all its subsidiaries, which are wholly owned. All significant intercompany transactions and balances have been eliminated in consolidation.

FUNCTIONAL CURRENCY

     The U.S. dollar is the functional currency for the Company and its subsidiaries, as the U.S. dollar is the predominant currency of the Company's revenue.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash and short-term investments with insignificant interest rate risk and original maturities of 90 days or less.

EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Computers, office furniture and equipment, vehicles and leasehold improvements are stated at cost. Assets under capital leases are recorded at the present value of the future minimum lease payments at the date of acquisition. Depreciation is computed using the straight-line method over the estimated useful life of the asset, which ranges from two to twelve years and includes the amortization of assets under capitalized leases. Leasehold improvements are amortized over the shorter of the estimated useful lives or the term of the lease. Management reviews property and equipment and other long-lived assets on a periodic basis to determine whether the events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable.

                                 AMDOCS LIMITED

RESEARCH AND DEVELOPMENT AND COMPUTER SOFTWARE

     Research and development expenditures consist of costs incurred during the development of new software modules and product offerings, usually in conjunction with a customer project. Such costs are charged to operations as incurred. Certain computer software costs are capitalized in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed," which requires capitalization of software development costs subsequent to the establishment of technological feasibility.

     Based on the Company's product development process, technological feasibility is established upon completion of a detailed program design or, in the absence thereof, completion of a working model. Costs incurred by the Company after achieving technological feasibility and before the product is ready for customer release have been insignificant.

     Purchased computer software, which is reported at the lower of amortized cost or net realizable value, is amortized over its estimated useful life of three years based on the ratio of the current gross revenue for each product to the total current and anticipated future gross revenue for each product. This accounting policy results in amortization of purchased computer software on a basis faster than the straight-line method.

     Periodically, the Company considers whether there are indicators of impairment that would require the evaluation of the net realizable value of the capitalized computer software in comparison to its carrying value.

     In September 1997 the Company acquired certain intellectual properties rights. These rights are amortized over their estimated useful life of 10 years, on a straight line basis.

     Accumulated amortization of intellectual properties rights and computer software is $11,060 and $328 at September 30, 1998 and 1997.

STOCK SPLIT

     In September 1997 and May 1998, the Board of Directors of the Company authorized stock splits effected as dividends of Ordinary Shares. All references in the consolidated financial statements referring to shares, per share amounts, and contingently issuable shares have been adjusted retroactively for the stock splits.

INCOME TAXES

     The Company records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and for tax purposes. Deferred taxes are computed based on tax rates anticipated to be in effect (under applicable law at the time the financial statements are prepared) when the deferred taxes are expected to be paid or realized.

     Deferred tax liabilities and assets are classified as current or noncurrent based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences, if not related to an asset or liability for financial reporting, and also include anticipated withholding taxes due on subsidiaries' earnings when paid as dividends to their parents.

                                 AMDOCS LIMITED

REVENUE RECOGNITION

     The Company's software products require significant customization and therefore the development projects are recognized as long term contracts in conformity with Accounting Research Bulletin (ARB) No. 45 "Long Term Construction Type Contracts" and Statement of Position (SOP) 81-1 "Accounting for Performance of Construction Type and Certain Production Type Contracts" and SOP 97-2 "Software Revenue Recognition". License revenue is recognized as work is performed, using percentage of completion accounting. Service revenue that involves significant ongoing obligations, including fees for customization, implementation and support services, is recognized as work is performed, under the percentage of completion method. Revenue related to ongoing support is recognized as work is performed. Revenue from third party hardware and software sales is recognized when products are delivered. Maintenance revenue is recognized ratably over the term of the maintenance agreement, which in most cases is one year or less. As a result of its percentage of completion accounting policies, the Company's annual and quarterly operating results may be significantly affected by the size and timing of customer projects and the Company's progress in completing such projects.

     Losses are recognized on contracts in the period in which the liability is identified. Unearned revenue represents advance billings to customers for services and third-party products and generally is recognized within one year of receipt.

     Included in service revenue are sales of third-party products totaling $27,016 in 1996. Revenue from sales of such products in 1998 and 1997 are less than 10 percent of total revenue and are expected to continue to be below 10 percent in the future. Such products include third-party computer hardware and computer software products.

COST OF LICENSE AND COST OF SERVICE

     Cost of license and service consists of all costs associated with providing services to customers, including warranty expense. Estimated costs related to warranty obligations are initially provided at the time the product is delivered and are revised to reflect subsequent changes in circumstances and estimates. Cost of license includes amortization of purchased computer software and intellectual property rights and, in 1997 and 1996 royalty expense.

     Included in cost of service are costs of third-party products associated with reselling third-party computer hardware and computer software products to customers. In 1996, such costs totaled $22,124. Customers purchasing third-party products from the Company generally do so in conjunction with the purchase of services.

NONRECURRING CHARGES

     Amounts reflected as nonrecurring charges in the consolidated statements of operations of the year ended September 30, 1997 represent two items: (a) the payment of a one-time special bonus of $25,763 paid to a trust for the benefit of certain officers and employees related to past services and (b) a write-off of $1,800 in connection with the acquisition of certain software rights related to in-process research and development.

MODIFICATION OF ACCOUNTING FOR INTELLECTUAL PROPERTY RIGHTS

     In 1998, the Company revised its accounting for certain intellectual property rights acquired in 1997. The cost of such rights, $26,200, was previously reported as a nonrecurring charge in 1997. Effective September 30, 1997, the rights were capitalized and are amortized over their estimated useful life of 10 years.

                                 AMDOCS LIMITED

STOCK-BASED COMPENSATION

     The Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Pursuant to this accounting standard, the Company records deferred compensation for share options granted to employees at the date of grant based on the difference between the exercise price of the options and the market value of the underlying shares at that date. Deferred compensation is amortized to compensation expense over the vesting period of the underlying options. See Note 14 for pro forma disclosures required in accordance with Statement No. 123, "Accounting for Stock-Based Compensation," ("SFAS 123") of the Financial Accounting Standards Board.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The financial instruments of the Company consist mainly of cash and cash equivalents, accounts receivable, short-term financing arrangements, forward exchange contracts, and lease obligations. In view of their nature, the fair value of the financial instruments included in the accounts of the Company does not significantly vary from their carrying amount.

CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Company to concentration of credit risk consist principally of trade receivables. The Company invests its excess cash primarily in highly liquid U.S. dollar-denominated deposits with major U.S. and U.K. banks. The Company does not expect any credit losses in respect of these items. The Company's revenue is generated primarily in North America, Europe, Australia, Brazil and the Asia-Pacific region, and most of its customers are among the largest telecommunications and directory publishing companies in the world (or owned by them). The Company performs ongoing analysis of its customer base and generally does not require collateral.

RECLASSIFICATIONS

     Certain amounts in the 1997 and 1996 financial information have been reclassified to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

     In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128, "Earnings per Share" which was adopted on December 31, 1997. SFAS No. 128 replaced previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share exclude the dilutive effects of options, warrants and convertible securities. Diluted earnings per share are very similar to previously reported fully diluted earnings per share. All earnings per share amounts for all periods have been presented, and where necessary restated to conform to the SFAS No. 128 requirements.

     In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" which was adopted on October 1, 1997. This new Statement establishes standards for reporting and displaying comprehensive income exclusive of net income and its components in a company's financial statements. At the present time, the only component of comprehensive income which must be included in the Company's financial statements is unrealized gains and losses on derivative instruments designated as cash flow hedges.

                                 AMDOCS LIMITED

     In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" which was adopted on December 31, 1997. SFAS No. 131 requires companies to provide financial and descriptive information about their operating segments. All operating segment information for all periods has been presented.

     In October 1997, the AICPA issued SOP 97-2, "Software Revenue Recognition," which updates the requirements of revenue recognition effective for transactions that the Company has entered into beginning January 1, 1998. The adoption of SOP 97-2 did not have a material impact on the Company's financial position or results of operations.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is required to be adopted in years beginning after June 15, 1999. The Statement permits early adoption as of the beginning of any fiscal quarter after its issuance. The Company adopted the new Statement effective July 1, 1998. The Statement requires the Company to recognize all derivatives on the balance sheet at fair value. If the derivative meets the definition of a hedge and is so designated, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

     In March 1998, the AICPA issued SOP 98-1, "Accounting For the Costs of Computer Software Developed For or Obtained For Internal-Use". The provisions of the SOP must be applied in financial statements for fiscal years beginning after December 15, 1998. The SOP will require the capitalization of certain costs incurred after the date of adoption in connection with developing or obtaining software for internal-use. The company currently expenses such costs as incurred. The Company has not yet assessed what the impact of the SOP will be on the Company's future earnings or financial position.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting period. The Company's most significant estimates are related to contract accounting estimates used to recognize revenue under percentage of completion contracts. Actual results could differ from those estimates.

NOTE 3  RELATED-PARTY TRANSACTIONS

     The Company licenses software and provides computer systems integration and related services to several affiliates of a significant shareholder of the Company (the "affiliates"). Revenue from the affiliates totaled approximately $84,400, $100,500 and $78,500 in 1998, 1997 and 1996, respectively. Through
September 1997 the Company also paid royalties to the affiliates for the licensing of computer software. Royalty expense totaled approximately $3,400 and $4,000 in 1997 and 1996, respectively. Amounts due to the affiliates related to these royalties were $0 and $436 at September 30, 1998 and 1997, respectively, and were included in accounts payable and accrued expenses.

     On September 22, 1997, the Company purchased certain computer software and intellectual property rights from the affiliates for an aggregate amount of $40,000. As a result, the Company

                                 AMDOCS LIMITED
no longer pays royalties to the affiliates related to the purchased computer software. In process research and development, related to this transaction resulted in a nonrecurring charge of $1,800. The remainder has been capitalized as computer software and intellectual property rights.

     On September 22, 1997, the Company issued junior subordinated notes payable in the aggregate amount of $3,268 to certain persons affiliated with the investors party to the Share Subscription Agreement referred to in Note 13. The notes bore an interest rate of 5.75 percent per annum and were originally due September 22, 1998. The notes were paid in March 1998.

     In January 1998, the Company issued $123,500 in principal amount of 10 percent subordinated notes to affiliates of certain shareholders which were party to the Conditional Investment Agreement referred to in Note 13. This amount was paid as described in Note 8.

     The Company leases office space in Israel on a month-to-month basis and purchases other miscellaneous support services from affiliates of certain shareholders. Amounts paid for rent and related maintenance and other miscellaneous support services were approximately $2,835, $2,900 and $2,260 for 1998, 1997 and 1996, respectively.

NOTE 4  COMPENSATING BALANCES

     The Company was required to maintain compensating cash balances of $574 at September 30, 1998 and 1997, relating to foreign currency contracts.

NOTE 5  EQUIPMENT, VEHICLES AND LEASEHOLD IMPROVEMENTS

     Components of equipment, vehicles and leasehold improvements, net are as follows:

                                                  1998       1997
                                                  ----       ----
Furniture and fixtures.........................  $ 6,852    $ 2,900
Computer equipment.............................   37,534     24,688
Vehicles furnished to employees................   20,500     16,708
Leasehold improvements.........................   12,353      3,481
                                                 -------    -------
                                                  77,239     47,777
Less accumulated depreciation..................   30,835     19,490
                                                 -------    -------
                                                 $46,404    $28,287
                                                 =======    =======

     A subsidiary of the Company has entered into various leasing arrangements with a commercial bank of vehicles for periods of five years, carrying interest rates of LIBOR plus a varying interest rate of 0.7 percent to 1 percent (6.5 percent at September 30, 1998). The Company has accounted for these as capital leases. Capital lease payments, excluding interest, due over the next five years are as follows: $2,952 in 1999, $3,148 in 2000, $3,005 in 2001, $2,200 in 2002
and $862 in 2003.

                                 AMDOCS LIMITED

NOTE 6  OTHER NONCURRENT ASSETS

     Other noncurrent assets consist of the following:

                                                  1998       1997
                                                  ----       ----
Funded personnel benefit costs.................  $13,622    $10,660
Computer software, net of amortization of
  $8,222 in 1998, and $110 in 1997.............    3,778     11,890
Other..........................................    3,155      2,793
                                                 -------    -------
                                                 $20,555    $25,343
                                                 =======    =======

NOTE 7  INCOME TAXES

     The provision for income taxes consists of the following:

                                YEAR ENDED SEPTEMBER 30,
                             ------------------------------
                              1998        1997       1996
                              ----        ----       ----
Current....................  $32,376    $ 29,695    $ 5,645
Deferred...................   (1,991)    (11,868)     4,861
                             -------    --------    -------
                             $30,385    $ 17,827    $10,506
                             =======    ========    =======

     All income taxes are from continuing operations reported by the Company in the applicable taxing jurisdiction. Income taxes also include anticipated withholding taxes due on subsidiaries' earnings when paid as dividends to their parent company.

     Deferred income taxes are comprised of the following components:

                                                          1998       1997
                                                          ----       ----
DEFERRED ASSETS:
Unearned revenue.......................................  $ 5,849    $ 5,900
Accrued personnel costs................................    7,027      6,621
Computer software and intellectual property............    1,735      3,339
Warranty and maintenance accruals......................    2,184         --
Other..................................................    5,512      1,259
                                                         -------    -------
Total deferred assets..................................   22,307     17,119
                                                         -------    -------
DEFERRED LIABILITIES:
Anticipated withholdings on subsidiaries' earnings.....   (7,945)    (4,748)
                                                         -------    -------
Total deferred liabilities.............................   (7,945)    (4,748)
                                                         -------    -------
Net deferred assets....................................  $14,362    $12,371
                                                         =======    =======

                                 AMDOCS LIMITED

     The effective income tax rate varied from the statutory Guernsey tax rate as follows:

                                         1998    1997    1996
                                         ----    ----    ----
Statutory Guernsey tax rate............   20%     20%     20%
Guernsey tax-exempt status.............  (20)    (20)    (20)
Foreign taxes..........................   50*     75*     30
                                         ---     ---     ---
Effective income tax rate..............   50%     75%     30%
                                         ===     ===     ===

---------------
* In 1998 and 1997 the Company incurred tax expense on the income of its operations in various countries and sustained a loss in a tax jurisdiction in which the Company is tax exempt, which resulted in no tax benefit to offset the expense incurred. As a result, the Company's effective income tax rate is significantly greater than the 1996 effective rate.

  The Company's Israeli subsidiary, which accounts for approximately 31 percent of the Company's income before income taxes, enjoys tax benefits from Approved Enterprise status, as established under Israeli law. The benefits from this status begin phasing out in 1999.

  During 1997, the Company settled claims from various taxing authorities resulting in an increase in taxes paid and deferred tax assets. Included in other income (expense), net for the year ended September 30, 1997 is approximately $3,000, representing interest on tax assessments relating to years prior to fiscal 1997.

     The Company's assumption is that it is more likely than not that all the net deferred tax assets will be realized through future taxable earnings.

NOTE 8  SHORT-TERM FINANCING ARRANGEMENTS

     Pursuant to a July 1998 agreement (which is an amendment to the December 1997 agreement discussed below) with a syndicate of banks, the Company may borrow up to $100,000 under a revolving line of credit. This agreement expires in June 2001. The Company borrowed $66,000 under the line of credit to refinance a facility from a commercial bank, and to repay $46,000 of the subordinated debt to affiliates of the shareholders as described below. The revolving line of credit bears a variable interest rate (6.5 percent at September 30, 1998). The credit agreement has various covenants which limit the Company's ability to make investments, incur debt, pay dividends and dispose of property. The Company is also required to maintain certain financial ratios as defined in the agreement. Except for vehicles, substantially all of the Company's assets have been pledged as security under the terms of the agreement. At September 30, 1998, the outstanding balance under this credit facility was $59,000.

     Under a credit agreement with the First International Bank of Israel, the Company's subsidiary in the State of Israel may borrow up to $40,000 under a short term credit line. At September 30, 1998, the outstanding balance was $32,565. The short term credit line bears a variable interest rate (6.7 percent at September 30, 1998).

     In addition, the Company has short term revolving credit line totaling $7,000 from the FIBI BANK (UK) plc. As of September 30, 1998, the Company used approximately $4,500 of this revolving credit facility to support outstanding letters of credit.

     The Company's financing transactions for the year are described below:

     On September 22, 1997, the Company issued junior subordinated notes payable in the aggregate amount of $3,268 to certain entities affiliated with the investors party to the Share

                                 AMDOCS LIMITED

Subscription Agreement referred to in Note 13. The notes bore an interest rate of 5.75 percent per annum, and were due September 22, 1998. The notes were paid in March 1998.

     In December 1997, certain direct and indirect subsidiaries entered into a credit agreement (the 1997 Credit Agreement) with several commercial banks, which provided for three separate term loans and a revolving credit facility. Term loans of $125,000 and $100,000 with variable interest rates and quarterly principal payments due through December 2002 and June 2004, respectively, and a $90,000 term loan with a variable interest rate and principal due in May 1998. In December 1997, the Company borrowed $315,000 under the term loans and placed such proceeds in a cash collateral account maintained by one of the commercial banks subject to the 1997 Credit Agreement. The release of the cash held in the cash collateral account was subject to the occurrence of certain events, as defined. The events were met in January 1998, and the cash held in the cash collateral account was released to the Company.

     In March 1998, the Company received the proceeds of the additional equity investment discussed in Note 13 totaling approximately $99,000 and used the proceeds to repay the term loan maturing in May 1998 and the short-term notes payable to related parties.

     In January 1998, the Company borrowed $20,000 under the revolving credit portion of the 1997 Credit Agreement and used the proceeds to prepay certain of the term loans. Amounts borrowed under the revolving credit facility bore a variable interest rate and were due December 5, 2002. This amount was repaid in July 1998 with the proceeds of the Company's $100,000 revolving credit facility.

     The occurrence of certain qualifying events, as defined in the Conditional Investment Agreement as discussed in Note 13, also resulted in the issuance of unsecured long-term notes to affiliates of certain shareholders of the Company totaling $123,500, and a requirement for affiliates of certain shareholders to make an equity investment in the Company of approximately $99,000, subject to possible adjustment, as provided in the Conditional Investment Agreement. The long-term subordinated notes to affiliates carried an interest rate of 10 percent, payable quarterly with principal due September 2004. The proceeds of the long-term subordinated notes to affiliates were received in January 1998.

     On June 24, 1998 the Company used the proceeds from the initial public offering that was conducted on June 19, 1998 to repay $183,750 in outstanding term loans made in December 1997 and $49,000 out of the $123,500, 10 percent subordinated debt issued in January 1998.

     Subordinated debt to affiliates of the shareholders in the amount of $46,000 was repaid in July 1998 from the proceeds of the Company's revolving credit facility.

     Effective July 31, 1998, the Company extinguished the subordinated debt with cash flows from operations.

NOTE 9  OTHER NONCURRENT LIABILITIES

     Other noncurrent liabilities consist of the following:

                                          1998       1997
                                          ----       ----
Accrued personnel costs................  $24,268    $18,507
Ordinary Shares subscription deposit...       --      2,000
                                         -------    -------
                                         $24,268    $20,507
                                         =======    =======

                                 AMDOCS LIMITED

NOTE 10  OTHER EXPENSE, NET

     Other expense, net consists of the following:

                                        YEAR ENDED SEPTEMBER 30,
                                     ------------------------------
                                       1998       1997       1996
                                       ----       ----       ----
Interest income....................  $  3,445    $   873    $   964
Interest expense...................   (24,947)      (981)    (1,291)
Interest expense related to
  settlement of tax claims.........        --     (3,000)        --
Other, net.........................    (2,624)      (158)      (149)
                                     --------    -------    -------
                                     $(24,126)   $(3,266)   $  (476)
                                     ========    =======    =======

NOTE 11  COMMITMENTS

     The Company leases office space in various countries in which it does business under non-cancelable operating leases. Future minimum lease payments required for the five-year period beginning October 1, 1998 are as follows:

         FOR THE YEAR ENDED SEPTEMBER 30,
         --------------------------------
1999..............................................  $ 9,700
2000..............................................   10,600
2001..............................................   10,300
2002..............................................    8,400
2003..............................................    7,400
                                                    -------
                                                    $46,400
                                                    =======

     Rent expense was approximately $8,000, $5,400 and $4,900 for 1998, 1997 and 1996, respectively. The lease agreement related to the Company's principal facilities in Israel, for which the Company has provided a $2,000 guarantee, includes a purchase option.

NOTE 12  EMPLOYEE BENEFITS

     The Company accrues severance pay for the employees of its Israeli operations in accordance with Israeli law and certain employment procedures on the basis of the latest monthly salary paid to these employees and the length of time that they have worked for the Israeli subsidiary. The severance pay liability, which is included in other noncurrent liabilities, is partially funded by amounts on deposit with insurance companies, which are included in other noncurrent assets. Most of the deposits were funded by the Israeli subsidiary. Severance pay expenses were approximately $7,100, $5,500 and $4,200 for 1998, 1997 and 1996, respectively.

     The Company sponsors a defined contribution benefit plan covering substantially all employees in the U.S., U.K., and Canada. The plan provides for Company matching contributions based upon a percentage of the employees' voluntary contributions. The Company's 1998, 1997 and 1996 plan contributions were not significant.

NOTE 13  CAPITAL TRANSACTIONS

     On June 19, 1998, the Company commenced an initial public offering of 18,000 Ordinary Shares at an offering price of $14 per share. Total net proceeds, after deduction of offering expenses and underwriting commissions, amounted to $234,190. The Company used these funds

                                 AMDOCS LIMITED
to repay interest and principal relating to $183,750 outstanding term loans made in December 1997 and $49,000 out of the $123,500 10 percent subordinated debt issued in January 1998.

     On July 17, 1998, pursuant to an over-allotment option granted by an existing shareholder of the Company to the underwriters involved with the Company's initial public offering, the underwriters elected to exercise their over-allotment option with respect to 1,344 nonvoting Ordinary Shares held by this shareholder. In accordance with the Company's Articles of Association, such nonvoting Ordinary Shares converted automatically into voting Ordinary Shares, upon their transfer.

     In May 1998, in contemplation of the Company's initial public offering, the Board of Directors took the following actions: (i) redeemed the outstanding Voting Shares at the par value thereof, (ii) amended the terms of the Ordinary Shares to create two classes: voting and non-voting; (iii) authorized 25,000 Preferred Shares, 500,000 Ordinary Shares and 50,000 non-voting Ordinary Shares; and (iv) declared a stock split of 52-for-1 for each Ordinary Share outstanding. The rights of the two classes of Ordinary Shares are identical except as to voting rights and all of the outstanding non-voting Ordinary Shares are held by a principal shareholder of the Company. All references to the number of shares and earnings per share have been restated to reflect the stock split and the redemption of Voting Shares has been given retroactive effect.

     In March 1998, the Company issued 51,508 Ordinary Shares according to the September 1997 Conditional Investment Agreement discussed below. Total proceeds (net of $2,600 fees) amounted to approximately $96,448.

     In January 1998, the Company's Board of Directors declared dividends of $478,684 which were paid at that time. The dividends were financed by the proceeds of the long term loans, long term notes of affiliates of certain shareholders, and surplus working capital.

     In January 1998, the Company issued 36 additional Voting Shares at par value which were redeemed in May 1998 as discussed above and issued the contingently issuable 2,584 Ordinary Shares which were paid in advance in the amount of $2,000 in the 1995 Stock Subscription Agreements.

     On September 22, 1997, the Company entered into a Share Subscription Agreement, under which 11,072 Ordinary Shares and 990 Voting Shares and $3,268 principal amount of junior promissory notes were issued to certain investors. Also, on September 22, 1997, the Company entered into a Conditional Investment Agreement whereby such investors were obligated to purchase 51,508 Ordinary Shares of the Company in the second quarter 1998 for approximately $99,000, if the Company achieved certain financial performance targets. In addition, the Company entered into a note purchase agreement with certain affiliates of the investors to issue, at its election, up to $125,000 of long-term notes, with interest at 10 percent and payable in 2004 subject to the same financial targets in the Conditional Investment Agreement. In addition, the ownership percentages between shareholders will change if the Company attains certain financial performance targets through September 30, 1999.

NOTE 14  STOCK OPTION AND INCENTIVE PLAN

     In January 1998, the Company adopted the Amdocs Limited 1998 Stock Option and Incentive Plan ("the Plan"). Under the provisions of the Plan, 4,100 Ordinary Shares are available to be granted to officers, directors, employees and consultants. Subsequent to year end, the Company increased the number of Ordinary Shares available to be granted to 6,600 Ordinary Shares. Under the Plan, in January 1998, 1,651 options were granted to purchase Ordinary Shares at an

                                 AMDOCS LIMITED
exercise price of $1.92 per share, with vesting over four years and a term of 10 years. No compensation expense is recorded for these stock options as they were granted at an exercise price equal to the fair market value of the Ordinary Shares at the time of the grant.

     On June 19, 1998, under the plan, the Company granted an additional 855.4 options with the same exercise price, expiration date and vesting dates as the options granted in January 1998. The Company recorded unearned compensation expense totaling $10,333 as a separate component of shareholders' equity for the difference between the fair market value per share at the date of grant and the exercise price of $1.92. Additional Paid in Capital was increased by the same amount. The unearned compensation expense will be amortized ratably over the vesting period of 3.5 years.

     On June 19, 1998, options for 21 shares were granted to two non-employee directors at an exercise price equal to the market price of the Ordinary Shares on the grant date, with vesting over three years and a term of 10 years.

     On September 14, 1998, options for 1,000 shares were granted to employees at an exercise price of $8.75 which was equal to the market price of the Ordinary Shares on the grant date, with vesting over four and eight years and a term of 10 years.

     A summary of the Plan as of September 30, 1998, as well as changes during the year then ended, is presented below:

                                                             WEIGHTED
                                                NUMBER OF    AVERAGE
                                                  SHARE      EXERCISE
                                                 OPTIONS      PRICE
                                                ---------    --------
Outstanding as of beginning of year...........        --      $  --
Granted.......................................   3,527.4       3.93
Exercised.....................................        --         --
Forfeited.....................................      (7.8)      1.92
                                                 -------      -----
Outstanding as of end of year.................   3,519.6      $3.93
                                                 =======      =====

     The following table summarizes information about share options outstanding as of September 30, 1998:

                                                     EXERCISABLE AS OF
     OUTSTANDING AS OF SEPTEMBER 30, 1998           SEPTEMBER 30, 1998
----------------------------------------------   -------------------------
                         WEIGHTED
                          AVERAGE     WEIGHTED                  WEIGHTED
                         REMAINING    AVERAGE                    AVERAGE
EXERCISE    NUMBER      CONTRACTUAL   EXERCISE     NUMBER       EXERCISE
 PRICES   OUTSTANDING      LIFE        PRICE     EXERCISABLE      PRICE
--------  -----------   -----------   --------   -----------    --------
   $1.92    2,498.6        9.25        $ 1.92         --         $   --
   14.00       21.0        9.75         14.00        5.3          14.00
    8.75    1,000.0          10          8.75         --             --

                                 AMDOCS LIMITED

     The weighted average grant-date fair value of the 3,527.4 options granted during the year amounted to $6.12 per option. The Company utilized the Black-Scholes option pricing model to estimate fair value, utilizing the following assumptions for the year (all in weighted averages):

Risk-free interest rate.....................................   5.24%
Expected life of options (in years).........................    7.1
Expected annual volatility..................................  0.945
Expected dividend yield.....................................   None

     Had compensation cost for the Company's share option plans been determined based on fair value at the grant dates for awards made in 1998 under such plans in accordance with SFAS No. 123, the Company's pro forma net income and earnings per share for the year ended September 30, 1998 would have been as follows:

Pro forma net income........................................  $29,455
Pro forma basic earnings per share..........................     0.19
Pro forma diluted earnings per share........................     0.18

     All of the Company's stock options were granted during the year ended September 30, 1998. Accordingly, the impact of the stock options on pro forma net income and earnings per share does not reflect the annualized impact of such option grants.

NOTE 15  EARNINGS PER SHARE

     The following table sets forth the computation of basic and diluted earnings per share:

                                                                YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------
                                                              1998        1997       1996
                                                              ----        ----       ----
Numerator:
Income before cumulative effect............................  $30,384    $  5,876    $24,508
                                                             =======    ========    =======
Denominator:
  Denominator for basic earnings per share weighted average
     number of shares outstanding..........................  158,528     108,330    107,920
  Effect of dilutive contingently issuable shares..........       --       2,585      2,585
  Effect of dilutive stock options granted.................      914          --         --
                                                             -------    --------    -------
Denominator for dilutive earnings per share -- adjusted
  weighted average shares and assumed conversions..........  159,442     110,915    110,505
                                                             =======    ========    =======
Basic earnings per share...................................  $  0.19    $   0.05    $  0.23
                                                             =======    ========    =======
Diluted earnings per share.................................  $  0.19    $   0.05    $  0.22
                                                             =======    ========    =======

NOTE 16  SEGMENT INFORMATION AND SALES TO SIGNIFICANT CUSTOMERS

GEOGRAPHIC INFORMATION

     The following is a summary of revenue and long-lived assets by geographic area. Revenue is attributed to geographic region based on the location of the customers.

                                 AMDOCS LIMITED

                                                              YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------
                                                            1998        1997        1996
                                                            ----        ----        ----
REVENUE
North America...........................................  $210,867    $185,119    $142,921
Australia...............................................    33,215      37,362      36,553
Europe..................................................   109,752      32,642      30,763
Other...................................................    49,933      34,979       1,483
                                                          --------    --------    --------
Total...................................................  $403,767    $290,102    $211,720
                                                          ========    ========    ========
LONG-LIVED ASSETS
Israel*.................................................  $ 38,917    $ 26,779    $ 18,346
North America**.........................................    30,441      39,771         ***
Other...................................................     7,378       2,402       1,794
                                                          --------    --------    --------
                                                          $ 76,736    $ 68,952    $ 20,140
                                                          ========    ========    ========

---------------
*   Primarily computers and vehicles.

**  Primarily computer software and intellectual property rights.

*** Less than 10 percent of total long-lived assets.

REVENUE AND CUSTOMER INFORMATION

     Customer care and billing systems (CC&B) include systems for wireless, wireline and multiple-service or convergent network operators and service providers. Directory includes directory sales and publishing systems for publishers of both traditional printed yellow pages and white pages directories and electronic directories, such as Internet, kiosk and CD-ROM directories.

                                      YEAR ENDED SEPTEMBER 30,
                                  --------------------------------
                                    1998        1997        1996
                                    ----        ----        ----
CC&B............................  $251,829    $166,335    $102,481
Directory.......................   151,938     123,767     109,239
                                  --------    --------    --------
Total...........................  $403,767    $290,102    $211,720
                                  ========    ========    ========

SALES TO SIGNIFICANT CUSTOMERS

     The following table summarizes the percentage of sales to significant customers (when they exceed 10 percent of total revenue for the year).

                                                              YEAR ENDED
                                                            SEPTEMBER 30,
                                                         --------------------
                                                         1998    1997    1996
                                                         ----    ----    ----
Southwestern Bell Communications Services Inc. and
  affiliates...........................................   21%     35%     38%
BellSouth Telecommunications, Inc., and affiliates.....   16       *       *
Telstra Corporation Ltd................................    *      13      16

---------------
* less than 10 percent of total revenue

                                 AMDOCS LIMITED

NOTE 17  SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                       QUARTER ENDED
                                        --------------------------------------------
                                        SEPT 30,    JUNE 30,    MARCH 31,    DEC 31,
                                        --------    --------    ---------    -------
1998
Revenue...............................  $116,704    $106,497     $94,008     $86,558
Operating income......................    26,104      22,821      19,125      16,845
Net income............................    11,598       6,443       4,105       7,961
Basic earnings per share..............      0.06        0.04        0.03        0.06
Diluted earnings per share............      0.06        0.04        0.03        0.06
1997
Revenue...............................  $ 87,987    $ 77,089     $62,489     $62,537
Operating income (loss)...............   (10,586)     13,363      12,179      12,013
Net income (loss).....................   (18,307)      7,378       8,236       8,569
Basic earnings (loss) per share.......     (0.17)       0.07        0.08        0.08
Diluted earnings (loss) per share.....     (0.17)       0.07        0.07        0.08

     The fiscal quarter ended September 30, 1997 includes nonrecurring charges of $27,563.

NOTE 18  FINANCIAL INSTRUMENTS

     Most of the Company's revenue and expenses are denominated in U.S. dollars. However, as the Company does business world-wide, the Company enters into various foreign exchange contracts in managing its foreign exchange risks. The derivative financial instruments are afforded hedge accounting treatment because they are effective in managing foreign exchange risks and are appropriately designated to the underlying exposures. The Company does not enter into derivative contracts for speculative purposes, nor is it a party to any leveraged derivative instrument. Through its foreign currency hedging activities, the Company seeks to minimize the risk that fair value of the sales of products and services and cash flow required for the Company's expenses denominated in a currency different from the functional currency will be affected by changes in exchange rates. Cash flow hedges protect the Company from fluctuations in expenses expected to be incurred in subsidiaries that operate in non U.S. dollar-based environments. Fair value hedges protect cash flows generated by firm commitments from customers who purchase services in non U.S. dollar-based currencies.

     For its qualifying fair value hedges, the fair value of the derivative instrument and firm commitment are recorded as assets and liabilities on the balance sheet. The change in the fair value of the forward contract related to the ineffective portion of the hedging contracts is recorded in Other expense, net. For the year ended September 30, 1998, this amounted to an expense of $98.

     For its qualifying cash flow hedges, the fair value of the derivative instrument is recorded as an asset or liability on the balance sheet. The change in fair value of the derivative instrument related to the ineffective portion of the hedging contracts is recorded in Other expense, net. For the year ended September 30, 1998, this amounted to income of $300. The remaining change in fair value is reported in Other comprehensive income and will be recorded into earnings, as a component of the line item which contains the hedged item in the same period the forecasted transactions affect earnings. It is expected that $634 of net unrealized losses included in Other comprehensive income at September 30, 1998 will be recognized during the period ended

                                 AMDOCS LIMITED

September 30, 1999. At September 30, 1998 the maximum length of time over which the Company is hedging its exposure to the variability of future cash flows is 4 years.

     At September 30, 1998, the Company had forward exchange contracts to exchange various foreign currencies for U.S. dollars. The value of New Israeli shekels and Australian dollars to be purchased was $121,868 and the value of Great Britain pounds, Austrian shillings, Japanese yen, and Canadian dollars to be sold is $60,599. The fair value of forward derivatives as of September 30, 1998 is $(4,671).

                                 AMDOCS LIMITED
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              MARCH 31,
                                                                1999
                                                              ---------
                                ASSETS
Current Assets:
  Cash and cash equivalents.................................  $  26,894
  Accounts receivable, including unbilled of $7,124.........    121,283
  Accounts receivable from related parties..................     10,144
  Deferred income taxes.....................................     12,050
  Prepaid expenses and other current assets.................     16,085
                                                              ---------
          Total current assets..............................    186,456
Equipment, vehicles and leasehold improvements, net.........     63,533
Deferred income taxes.......................................      7,348
Intellectual property rights................................     22,052
Other noncurrent assets.....................................     22,161
                                                              ---------
                                                              $ 301,550
                                                              =========
                 LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses.....................  $  47,449
  Accrued personnel costs...................................     26,861
  Short-term financing arrangements.........................     75,908
  Deferred revenue..........................................     61,070
  Short-term portion of capital lease obligations...........      4,184
  Forward exchange contracts................................      1,275
  Income taxes payable and deferred income taxes............     18,039
                                                              ---------
          Total current liabilities.........................    234,786
Long-term forward exchange contracts........................        513
Long-term portion of capital lease obligations..............     12,675
Other noncurrent liabilities................................     27,805
Shareholders' equity:
  Preferred Shares -- Authorized 25,000 shares; L0.01 par
     value; 0 shares issued and outstanding.................         --
  Ordinary Shares -- Authorized 550,000 shares; L0.01 par
     value; 196,800 shares outstanding......................      3,149
  Additional paid-in capital................................    447,772
  Unrealized income on derivative instruments...............        225
  Unearned compensation.....................................     (6,559)
  Accumulated deficit.......................................   (418,816)
                                                              ---------
          Total shareholders' equity........................     25,771
                                                              ---------
                                                              $ 301,550
                                                              =========

                             See accompanying notes

                                 AMDOCS LIMITED

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                SIX MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
Revenue:
  License (*)...............................................  $ 32,348    $ 18,419
  Service (*)...............................................   246,907     162,147
                                                              --------    --------
                                                               279,255     180,566
Operating expenses:
  Cost of license...........................................     2,693       5,867
  Cost of service (*).......................................   160,195     104,750
  Research and development..................................    17,519      10,955
  Selling, general and administrative (*)...................    33,062      23,024
                                                              --------    --------
                                                               213,469     144,596
                                                              --------    --------
Operating income............................................    65,786      35,970
Other expense, net..........................................     3,953      11,837
                                                              --------    --------
Income before income taxes..................................    61,833      24,133
Income taxes................................................    18,550      12,067
                                                              --------    --------
Net income..................................................  $ 43,283    $ 12,066
                                                              ========    ========
Basic earnings per share....................................  $   0.22    $   0.09
                                                              ========    ========
Diluted earnings per share..................................  $   0.22    $   0.09
                                                              ========    ========

---------------
(*) Includes the following income (expense) resulting from transactions with related parties for the six months ended March 31, 1999 and 1998, respectively: license revenue -- $278 and $210; service revenue -- $45,949 and $42,832; cost of service -- $(1,057) and $(1,265); selling, general and administrative -- $(232) and $(189); interest expense -- $(0) and $(3,048).

                            See accompanying notes.

                                 AMDOCS LIMITED

                       CONSOLIDATED STATEMENT OF CHANGES
                 IN SHAREHOLDERS' EQUITY (DEFICIT) (UNAUDITED)
                                 (IN THOUSANDS)

                                                             UNREALIZED
                                                               INCOME                                       TOTAL
                             ORDINARY SHARES    ADDITIONAL    (LOSS) ON                                 SHAREHOLDERS'
                             ----------------    PAID-IN     DERIVATIVE      UNEARNED     ACCUMULATED      EQUITY
                             SHARES    AMOUNT    CAPITAL     INSTRUMENTS   COMPENSATION     DEFICIT       (DEFICIT)
                             ------    ------   ----------   -----------   ------------   -----------   -------------
Balance at September 30,
  1998.....................  196,800   $3,149    $447,503      $(1,495)      $(8,947)      $(462,099)     $(21,889)
Net income.................       --       --          --           --            --          43,283        43,283
Unrealized income on
  derivative instruments,
  net of $737 tax..........       --       --          --        1,720            --              --         1,720
Stock options granted, net
  of forfeitures...........       --       --         269           --          (241)             --            28
Amortization of unearned
  compensation.............       --       --          --           --         2,629              --         2,629
                             -------   ------    --------      -------       -------       ---------      --------
Balance at March 31, 1999..  196,800   $3,149    $447,772      $   225       $(6,559)      $(418,816)     $ 25,771
                             =======   ======    ========      =======       =======       =========      ========

                             See accompanying notes

                                 AMDOCS LIMITED

               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                              SIX MONTHS ENDED MARCH 31,
                                                              --------------------------
                                                                 1999           1998
                                                                 ----           ----
CASH FLOW FROM OPERATING ACTIVITIES
Net income..................................................   $  43,283      $  12,066
Reconciliation of net income to net cash provided by
  operating activities:
  Depreciation..............................................       8,343          5,646
  Amortization..............................................       5,425          8,585
  Loss on sale of equipment.................................         394             80
  Deferred income taxes.....................................       4,799         (2,790)
Net changes in operating assets and liabilities:
  Accounts receivable.......................................     (41,469)       (40,478)
  Prepaid expenses and other current assets.................      (4,220)          (534)
  Other noncurrent assets...................................      (2,938)        (2,841)
  Accounts payable and accrued expenses.....................      (3,237)         5,877
  Forward exchange contracts................................      (3,360)            --
  Deferred revenue..........................................      31,830         17,524
  Income taxes payable......................................      (6,508)         5,996
  Other noncurrent liabilities..............................       3,537          2,636
  Unrealized loss on derivative instruments.................       2,457             --
                                                               ---------      ---------
                                                                 (23,908)       (11,820)
                                                               ---------      ---------
Net cash provided by operating activities...................      38,336         11,767
                                                               ---------      ---------
CASH FLOW FROM INVESTING ACTIVITIES
Proceeds from sale of equipment, vehicles and leasehold
  improvements..............................................       1,006            544
Payments for purchase of equipment, vehicles and leasehold
  improvements..............................................     (20,401)        (9,581)
                                                               ---------      ---------
Net cash used in investing activities.......................     (19,395)        (9,037)
                                                               ---------      ---------
CASH FLOW FROM FINANCING ACTIVITIES
Net proceeds from issuance of Ordinary Shares...............          --         96,448
Dividends paid..............................................          --       (478,684)
Payments under short-term finance arrangements..............    (179,274)      (163,249)
Borrowings under short-term finance arrangements............     163,617        171,081
Net proceeds from issuance of long-term debt................          --        364,127
Principal payments under capital lease obligations..........      (1,779)        (1,195)
Payments under long-term financing arrangements.............          --        (30,000)
Payments on notes payable to related parties................          --         (3,268)
                                                               ---------      ---------
Net cash used in financing activities.......................     (17,436)       (44,740)
                                                               ---------      ---------
Net increase (decrease) in cash and cash equivalents........       1,505        (42,010)
Cash and cash equivalents at beginning of period............      25,389         53,732
                                                               ---------      ---------
Cash and cash equivalents at end of period..................   $  26,894      $  11,722
                                                               =========      =========
SUPPLEMENTARY CASH FLOW INFORMATION
Cash paid for:
  Income taxes, net of refunds..............................   $  20,953      $  10,496
  Interest..................................................       3,012          3,972

NONCASH INVESTING AND FINANCING ACTIVITIES

     Capital lease obligations of $6,472 and $1,133 were incurred during the six months ended March 31, 1999 and 1998, respectively, when the Company entered into lease agreements for vehicles.

                            See accompanying notes.

                                 AMDOCS LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                 MARCH 31, 1999

1.  BASIS OF PRESENTATION

     AMDOCS Limited (the "Company") is a leading provider of product-driven information system solutions to the telecommunications industry. The Company and its subsidiaries operate in one business segment, providing computer systems integration and related services for the telecommunications industry. The Company designs, develops, markets and supports computer software products and related services to telecommunications companies throughout the world.

     The unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. In the opinion of management, all adjustments considered necessary for a fair presentation of the unaudited interim consolidated financial statements have been included therein and are of a normal recurring nature. The results of operations for the interim periods presented herein are not necessarily indicative of the results to be expected for the full year. These statements, however, do not include all information and footnotes necessary for a complete presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles. These statements should be read in conjunction with the Company's consolidated financial statements for the year ended September 30, 1998 set forth in the Company's Annual Report on Form 20-F filed with the Securities and Exchange Commission.

2.  ADOPTION OF NEW ACCOUNTING STANDARDS

     Effective October 1, 1998, the Company adopted the provisions of Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed for or Obtained for Internal-Use". The SOP requires the capitalization of certain costs incurred after the date of adoption in connection with developing or obtaining software for internal use. In accordance with the SOP, the Company capitalized approximately $1,200 of internally developed software costs in the six-month period ended March 31, 1999.

3.  COMPREHENSIVE INCOME

     Effective October 1, 1998, the Company adopted the provisions of Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (Statement 130), which established standards for the reporting and display of comprehensive income and its components. Comprehensive income represents the change in shareholders' equity during a period from transactions and other events and circumstances from nonowner sources. It includes all changes in equity except those resulting from investments by owners and distributions to owners.

     The following table sets forth the reconciliation from net income to comprehensive income for the six month periods ended March 31:

                                                               1999       1998
                                                               ----       ----
Net income..................................................  $43,283    $12,066
Change in unrealized income on derivative instruments, net
  of tax....................................................    1,720         --
                                                              -------    -------
Comprehensive income........................................  $45,003    $12,066
                                                              =======    =======

                                 AMDOCS LIMITED

4.  INCOME TAXES

     The provision for income taxes for the six month periods ended March 31 consists of the following:

                                                               1999       1998
                                                               ----       ----
Current.....................................................  $13,751    $14,857
Deferred....................................................    4,799     (2,790)
                                                              -------    -------
                                                              $18,550    $12,067
                                                              =======    =======

     The effective income tax rate varied from the statutory Guernsey tax rate as follows for the six month periods ended March 31:

                                                              1999    1998
                                                              ----    ----
Statutory Guernsey tax rate.................................   20%     20%
Guernsey tax-exempt status..................................  (20)    (20)
Foreign taxes...............................................   30      50*
                                                              ---     ---
Effective income tax rate...................................   30%     50%
                                                              ===     ===

---------------
* In fiscal 1998, the Company incurred tax expense on the income of its operations in various countries and sustained a loss in a tax jurisdiction in which the Company is tax-exempt, which resulted in no tax benefit to offset the expense incurred. As a result, the Company's effective income tax rate in fiscal 1998 was significantly greater than the estimated fiscal 1999 effective tax rate.

5.  EARNINGS PER SHARE

     The following table sets forth the computation of basic and diluted earnings per share for the six month periods ended March 31:

                                                                  1999        1998
                                                                  ----        ----
Numerator:
  Net income................................................    $ 43,283    $ 12,066
                                                                ========    ========
Denominator:
Denominator for basic earnings per share -- weighted average
  shares....................................................     196,800     127,858
Effect of dilutive stock options granted....................       2,463         475
                                                                --------    --------
Denominator for dilutive earnings per share -- adjusted
  average shares and assumed conversions....................     199,263     128,333
                                                                ========    ========
Basic earnings per share....................................    $   0.22    $   0.09
                                                                ========    ========
Diluted earnings per share..................................    $   0.22    $   0.09
                                                                ========    ========

6.  ARCHITEL TRANSACTION

     On March 2, 1999, the Company entered into a combination agreement with Architel Systems Corporation, a Canadian corporation, by which the Company would acquire Architel in a stock transaction valued at approximately $400,000 at the time of the agreement. On April 8, 1999, Architel announced that it had restructured its relationship with its largest customer, and expected revenue and earnings for the future periods to be substantially less than originally anticipated. As a result of these developments, on April 22, 1999, the Company terminated the combination agreement.

------------------------------------------------------
------------------------------------------------------

     No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.
                            ------------------------

                               TABLE OF CONTENTS

                                        Page
                                        ----
Enforcement of Civil Liabilities....       3
Prospectus Summary..................       4
Risk Factors........................       9
Use of Proceeds.....................      18
Market Prices and Dividend Policy...      18
Selected Consolidated Financial
  Information.......................      19
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.....................      21
Business............................      32
Management..........................      44
Certain Transactions................      49
Principal and Selling
  Shareholders......................      51
TRACES Shareholders.................      53
Description of Share Capital........      54
Comparison of United States and
  Guernsey Corporate Law............      56
Shares Eligible for Future Sale.....      58
Taxation of the Company.............      59
Taxation of Holders of Ordinary
  Shares............................      61
Legal Matters.......................      64
Experts.............................      64
Where You Can Find More
  Information.......................      64
Forward-Looking Statements..........      64
Plan of Distribution................      65
Trust Prospectus....................      65
Index to Financial Statements.......     F-1

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------

                               10,000,000 Shares

                                 AMDOCS LIMITED

                                Ordinary Shares
                            ------------------------

                                 [AMDOCS LOGO]

                            ------------------------
                              GOLDMAN, SACHS & CO.

                           DEUTSCHE BANC ALEX. BROWN

                                LEHMAN BROTHERS
                      Representatives of the Underwriters

------------------------------------------------------
------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------

     No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Securities offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

                               ------------------

                               TABLE OF CONTENTS

                                             Page
                                             ----
Prospectus Summary.......................       2
The Trust................................       9
Use of Proceeds..........................      12
Investment Objective and Policies........      12
Description of Securities................      24
Risk Factors.............................      26
Certain Federal Income Tax
  Considerations.........................      28
Underwriting.............................      32
Validity of Securities...................      33
Experts..................................      33
Further Information......................      33
Report of Independent Accountants........      34
Statement of Assets and Liabilities......      35
Glossary.................................      36
Appendix A: Prospectus of Amdocs
  Limited................................     A-1


                            ------------------------


     Through and including July 2, 1999 (the 25th day after the date of this prospectus), all dealers effecting transactions in these Securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an Underwriter and with respect to an unsold allotment or subscription.


---------------------------------------------------------
---------------------------------------------------------
                       ---------------------------------------------------------
                       ---------------------------------------------------------

                             10,000,000 Securities

                                AMDOCS AUTOMATIC
                                COMMON EXCHANGE
                                 SECURITY TRUST


                          $1.51 Trust Automatic Common

                              Exchange Securities
                                  (TRACES(TM))

                               ------------------

                                   PROSPECTUS
                               ------------------

                              GOLDMAN, SACHS & CO.
                           DEUTSCHE BANC ALEX. BROWN
                                LEHMAN BROTHERS
                       ---------------------------------------------------------
                       ---------------------------------------------------------